EXECUTION VERSION US_153737865v8 FACILITY AGREEMENT dated as of August 9, 2022 by and among The Oncology Institute, Inc., as the Borrower, the other Loan Parties party hereto from time to time, the Lenders and DEERFIELD PARTNERS, L.P., as agent for itself and the Secured Parties

i US_153737865v8 Table of Contents ARTICLE 1 DEFINITIONS ......................................................................................................................... 1 Section 1.1 General Definitions ................................................................................................ 1 Section 1.2 Interpretation ........................................................................................................ 22 Section 1.3 Business Day Adjustment .................................................................................... 23 Section 1.4 Loan Records ....................................................................................................... 23 Section 1.5 Accounting Terms and Principles ........................................................................ 24 Section 1.6 Officers ................................................................................................................ 24 ARTICLE 2 AGREEMENT FOR THE LOAN ......................................................................................... 24 Section 2.1 Disbursements ...................................................................................................... 24 Section 2.2 Payments; Prepayments; Make Whole Amount; Prepayment Fee. ..................... 24 Section 2.3 Payment Details ................................................................................................... 26 Section 2.4 Taxes .................................................................................................................... 26 Section 2.5 Costs, Expenses and Losses ................................................................................. 29 Section 2.6 Interest ................................................................................................................. 29 Section 2.7 Interest on Late Payments; Default Interest ......................................................... 29 Section 2.8 Fee ........................................................................................................................ 30 Section 2.9 Warrants ............................................................................................................... 30 ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF THE LOAN PARTIES .......................... 33 Section 3.1 No Default ........................................................................................................... 33 Section 3.2 Solvency. ............................................................................................................. 33 Section 3.3 Enforceability....................................................................................................... 33 Section 3.4 Existence, Qualification and Power ..................................................................... 33 Section 3.5 Litigation .............................................................................................................. 33 Section 3.6 Corporate Authorization; Conflicts...................................................................... 34 Section 3.7 Governmental Authorizations .............................................................................. 34 Section 3.8 Ownership of Real Estate and Personal Property. ............................................... 34 Section 3.9 Intellectual Property ............................................................................................. 35 Section 3.10 Taxes. ................................................................................................................... 35 Section 3.11 Service and Product Agreements ......................................................................... 35 Section 3.12 Compliance with Laws ........................................................................................ 35 Section 3.13 SEC Documents ................................................................................................... 35 Section 3.14 Financial Statements; Financial Condition .......................................................... 36 Section 3.15 Accounting Controls ............................................................................................ 37 Section 3.16 ERISA .................................................................................................................. 37 Section 3.17 Subsidiaries .......................................................................................................... 38 Section 3.18 Shares of Stock .................................................................................................... 38 Section 3.19 Material Agreements ............................................................................................ 39 Section 3.20 Use of Proceeds; Margin Stock............................................................................ 39 Section 3.21 Environmental Matters ........................................................................................ 39 Section 3.22 Investment Company Act. ................................................................................... 40 Section 3.23 Labor Relations .................................................................................................... 40 Section 3.24 Jurisdictions of Organization; Chief Executive Office ........................................ 40 Section 3.25 Deposit and Other Accounts ................................................................................ 40 Section 3.26 Disclosure ............................................................................................................ 40 Section 3.27 Certain Federal Regulations. ................................................................................ 41

Section 3.28	Securities Law and Principal Market Matters.	41
Section 3.29	Application of Takeover Provisions; Rights Agreement	44
Section 3.30	Brokers Fees	44
Section 3.31	Status as Senior Indebtedness..	44
Section 3.32	Healthcare Matters.	44
ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF LENDERS		44
Section 4.1	Acquisition for Own Accoun	47
Section 4.2	Accredited Investor	47
Section 4.3	Exemptions.	47
Section 4.4	Diligence	47
Section 4.5	No Recommendation or Endorsement.	47
ARTICLE 5 CONDITIONS OF DISBURSEMENT		48
Section 5.1	Conditions to the Disbursement	48
ARTICLE 6 AFFIRMATIVE COVENANTS		49
Section 6.1	Preservation of Existence, Etc.	49
Section 6.2	Compliance with Laws	49
Section 6.3	Authorizations.	49
Section 6.4	Maintenance of Property	50
Section 6.5	Insurance	50
Section 6.6	Payment of Taxes	50
Section 6.7	Notices.	50
Section 6.8	SEC Documents; Financial Statements	50
Section 6.9	Inspections	51
Section 6.10	Disclosure	51
Section 6.11	Cash Management Systems	52
Section 6.12	Further Assurances	52
Section 6.13	Environmental Matters.	53
Section 6.14	ERISA Notices	53
Section 6.15	Form D	53
Section 6.16	Listing of Stock	54
Section 6.17	Disclosure; No MNPI.	54
Section 6.18	Value Priced Securities	56
Section 6.19	Use of Proceeds	56
Section 6.20	Landlord Waivers	56
ARTICLE 7 NEGATIVE COVENANTS		58
Section 7.1	Merger, Consolidation, Etc.	58
Section 7.2	Restricted Payments	59
Section 7.3	Liens	59
Section 7.4	Dispositions	61
Section 7.5	Indebtedness	62
Section 7.6	Investments	64
Section 7.7	Affiliate Transactions	65
Section 7.8	Conduct of Business	65
Section 7.9	Amendments to Organizational Documents and Other Documents	65
Section 7.10	Accounting and Organizational Changes	65
Section 7.11	Payments of Certain Indebtedness	66
Section 7.12	Burdensome Agreements and Negative Pledges	66

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iii US_153737865v8 Section 7.13 OFAC; Patriot Act; Anti-Corruption Laws.......................................................... 67 Section 7.14 Hazardous Materials ............................................................................................ 67 Section 7.15 Investment Company Act. ................................................................................... 67 Section 7.16 Financial Covenants. ............................................................................................ 67 ARTICLE 8 EVENTS OF DEFAULT ....................................................................................................... 68 Section 8.1 Events of Default ................................................................................................. 68 Section 8.2 Remedies .............................................................................................................. 70 ARTICLE 9 MISCELLANEOUS .............................................................................................................. 71 Section 9.1 Notices ................................................................................................................. 71 Section 9.2 Cost and Expense Reimbursement ...................................................................... 72 Section 9.3 Governing Law .................................................................................................... 73 Section 9.4 Successors and Assigns ....................................................................................... 74 Section 9.5 Entire Agreement; Amendments.......................................................................... 74 Section 9.6 Severability .......................................................................................................... 76 Section 9.7 Counterparts ......................................................................................................... 76 Section 9.8 Survival ................................................................................................................ 76 Section 9.9 No Waiver ............................................................................................................ 76 Section 9.10 Indemnity ............................................................................................................. 76 Section 9.11 No Usury .............................................................................................................. 77 Section 9.12 Specific Performance ........................................................................................... 78 Section 9.13 Agent .................................................................................................................... 78 Section 9.14 USA Patriot Act ................................................................................................... 82 Section 9.15 Independent Nature of Secured Parties ................................................................ 82 Section 9.16 No Fiduciary Relationship ................................................................................... 82 Section 9.17 Joint and Several .................................................................................................. 82 Section 9.18 No Third Parties Benefited .................................................................................. 83 Section 9.19 Binding Effect ...................................................................................................... 83 Section 9.20 Marshaling; Payments Set Aside ......................................................................... 83 Section 9.21 No Waiver; Cumulative Remedies ...................................................................... 83 Section 9.22 Right of Setoff ..................................................................................................... 83 Section 9.23 Sharing of Payments, Etc ..................................................................................... 83 Section 9.24 Certain Securities Matters .................................................................................... 84

US_153737865v8 Annexes Annex A Convertible Loan Amount Schedules Schedule 2.3 Closing Date Lenders, Wire Instructions and Notice Information Schedule 3.8 Ownership of Real Estate and Personal Property Schedule 3.17 Borrower’s Subsidiaries Schedule 3.18 Stock Schedule 3.19 Material Agreements Schedule 3.20 Use of Proceeds; Margin Stock Schedule 3.21 Environmental Matters Schedule 3.23 Labor Relations Schedule 3.24 Jurisdictions of Organization; Chief Executive Office Schedule 3.25 Deposit and Other Accounts Schedule 3.28(l) Transaction Related Information Schedule 6.23 Post-Closing Obligations Schedule 7.3(a) Existing Liens Schedule 7.5(a) Existing Indebtedness Schedule 7.6(f) Existing Investments Exhibits Exhibit A Form of Note Exhibit B-1 Form of Closing Date Perfection Certificate Exhibit B-2 Form of Perfection Certificate (Post-Closing Date) Exhibit C Form of Warrant Exhibit D Closing Checklist Exhibit E Form of Registration Rights Agreement Exhibit F Form of Compliance Certificate Exhibit G Form of Assignment and Assumption Exhibit H Form of Solvency Certificate

US_153737865v8 FACILITY AGREEMENT This FACILITY AGREEMENT (this “Agreement”), dated as of August 9, 2022, is entered into by and among The Oncology Institute, Inc., a Delaware corporation (the “Borrower”), the other Loan Parties (as defined below) party hereto from time to time, the lenders set forth on the signature page of this Agreement (together with their successors and permitted assigns, the “Lenders”), Deerfield Partners, L.P., as agent for itself and the other Secured Parties referred to herein (in such capacity, together with its successors and assigns in such capacity, “Agent,” and, together with the Lenders, the Borrower and the other Loan Parties party hereto, the “Parties”). W I T N E S S E T H: WHEREAS, the Borrower desires that the Lenders, on a several but not joint basis, extend certain term loans to the Borrower to provide funds necessary to (i) provide funds for the Borrower’s working capital and general corporate purposes, and (ii) pay a portion of the fees, costs and expenses related to the foregoing and entering into this Agreement and providing the Loans contemplated hereby, in each case subject to the terms and conditions set forth in this Agreement; WHEREAS, it is a condition to the Lenders’ willingness to provide such Loans that the Borrower secure all of the Obligations (including the Obligations of the other Loan Parties) by granting to Agent, for the benefit of the Secured Parties, a first priority perfected Lien upon substantially all of its personal and real property, including all of the issued and outstanding Stock of its direct Subsidiaries that is owned by the Borrower, on the terms set forth herein; and WHEREAS, each of the Loan Parties is willing to guarantee all of the Obligations (and, in the case of the Borrower, the Obligations of the other Loan Parties), and to grant to Agent, for the benefit of the Secured Parties, a first priority perfected Lien upon substantially all of its respective personal and real property, including all of the issued and outstanding Stock of its direct Subsidiaries that is owned by such Loan Party, on the terms set forth herein. NOW, THEREFORE, in consideration of the mutual agreements set forth herein, the Parties hereby agree as follows: ARTICLE 1 DEFINITIONS Section 1.1 General Definitions. Wherever used in this Agreement, the Exhibits or the Schedules attached hereto, unless the context otherwise requires, the following terms have the following meanings: “Acquisition” means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business, business line, unit of operation or division of a Person, (b) the acquisition (by merger or otherwise) of in excess of fifty percent (50%) of the Stock of any Person or otherwise causing any Person to become a Subsidiary of a Loan Party or (c) a merger or consolidation or any other combination with another Person. “Additional Amounts” has the meaning set forth in Section 2.4(a). “Affiliate” means, with respect to any Person, any other Person that directly or indirectly (a) controls, or is controlled by, or is under common control with, such Person; or (b) is a general partner,

2 US_153737865v8 manager or managing member of such Person. Without limiting the foregoing, a Person shall be deemed to be “controlled by” any other Person if such other Person possesses, directly or indirectly, the power to vote ten percent (10%) or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managers or the power to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise. Unless expressly stated otherwise herein, no Secured Party shall, for the purposes of this Agreement or any of the other Facility Documents, be deemed an Affiliate of the Borrower, any other Loan Party or any of its respective Subsidiaries, any PA Entity or any of its respective Subsidiaries. With respect to a Lender, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Lender shall, for purposes hereof, be deemed to be an Affiliate of such Lender. “Agent” has the meaning set forth in the preamble to this Agreement. “Agreed Disclosure Process” has the meaning set forth in Section 6.17(d). “Agreement” has the meaning set forth in the preamble to this Agreement. “Announcing Form 8-K” has the meaning set forth in Section 6.17(a). “Anti-Corruption Laws” has the meaning set forth in Section 3.27. “Anti-Money Laundering Laws” has the meaning set forth in Section 3.27. “Applicable Law” means, with respect to any Person, the common law and any federal, provincial, state, territorial, local, foreign, multinational or international laws, statutes, codes, treaties, standards, rules and regulations, guidelines, ordinances, orders, judgments, writs, injunctions, decrees (including administrative or judicial precedents or authorities) and the interpretation or administration thereof by, and other determinations, directives, requirements or requests of, any Governmental Authority, in each case whether or not having the force of law and that are applicable to and binding upon such Person or any of its property or to which such Person or any of its property is subject, including all Health Care Laws. “Approved Fund” means any investment fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Assignment and Assumption” means an assignment and assumption agreement entered into by a Lender and an assignee, substantially in the form of Exhibit G or any other form reasonably approved by the Agent. “Authorization” means, with respect to any Person, any permit, approval, accreditation, authorization, license, registration, certificate, clearance, concession, grant, franchise, variance or permission from, and any other contractual obligations with, any Governmental Authority, in each case whether or not having the force of law and applicable to and binding upon such Person or any of its property or to which such Person or any of its property is subject (including all Health Care Permits), and any supplements or amendments with respect to the foregoing. “Authorized Officer” means the chief executive officer, the president or the chief financial officer of the Borrower or any other officer having substantially the same authority and responsibility. “Bankruptcy Code” means Title 11 of the United States Code, as in effect from time to time. “Borrower” has the meaning set forth in the preamble to this Agreement.

3 US_153737865v8 “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Applicable Laws of, or are in fact closed in, New York, New York. “Capital Lease” means, with respect to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person (subject to Section 1.5). “Capital Lease Obligations” means, at the time any determination thereof is to be made, the amount of the liability of a Person in respect of a Capitalized Lease that would at such time be required to be capitalized and reflected as a liability on a balance sheet (excluding the footnotes thereto) of such Person prepared in accordance with GAAP (subject to Section 1.5). “Cash Equivalents” means (a) any readily-marketable securities (i) issued by, or directly, unconditionally and fully guaranteed or insured by the United States federal government or (ii) issued by any agency of the United States federal government the obligations of which are fully backed by the full faith and credit of the United States federal government, (b) any readily-marketable direct obligations issued by any other agency of the United States federal government, any state of the United States or any political subdivision of any such state or any public instrumentality thereof, in each case having a rating of at least “A-1” from S&P or at least “P-1” from Moody’s, (c) any commercial paper rated at least “A-1” by S&P or “P-1” by Moody’s and issued by any Person organized under the laws of any state of the United States, (d) any United States dollar-denominated time deposit, insured certificate of deposit, overnight bank deposit or bankers’ acceptance issued or accepted by any commercial bank that (A) is organized under the laws of the United States, any state thereof or the District of Columbia, (B) is “adequately capitalized” (as defined in the regulations of its primary federal banking regulators) and (C) has Tier 1 capital (as defined in such regulations) in excess of $250,000,000 and (e) shares of any United States money market fund that (i) has substantially all of its assets invested continuously in the types of investments referred to in clause (a), (b), (c) and/or (d) above with maturities as set forth in the proviso below, (ii) has net assets in excess of $500,000,000 and (iii) has obtained from either S&P or Moody’s the highest rating obtainable for money market funds in the United States; provided, however, that the maturities of all obligations specified in any of clause (a), (b), (c) and (d) above shall not exceed one year. “CHAMPVA” means, collectively, the Civilian Health and Medical Program of the Department of Veterans Affairs, a program of medical benefits covering retirees and dependents of former members of the armed services administered by the United States Department of Veterans Affairs, and all Applicable Laws, rules, regulations, orders or requirements pertaining to such program. “Change of Control” means (a) the occurrence of any Major Transaction, (b) any single “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is or shall at any time become the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of 50% or more on a fully diluted basis of the voting interests in the Borrower’s Stock (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right), (c) a sale (including by way of an exclusive lease or license) of all or substantially all of the assets of the Borrower (including, for the avoidance of doubt, the sale of all or substantially all of the assets of Borrower and its Subsidiaries) or of the Borrower’s Stock shall occur or be consummated, (d) any change in the composition of the board of directors of the Borrower such that the individuals who, as of the Closing Date, constituted the board of directors of the Borrower (such board of directors being hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the board of directors of the Borrower; provided, however, that any individual who becomes a member of the board of directors of the Borrower whose election, or nomination

4 US_153737865v8 for election by the Borrower’s shareholders, was approved by a vote of at least a majority of those individuals who are members of the board of directors of the Borrower and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board or (d) the occurrence of a “change of control,” however so defined in any document, agreement or instrument governing or evidencing any Indebtedness with a principal amount in excess of $5,000,000 or, in each case, any term of similar effect. “Closing Date” means the date of this Agreement. “CMS” means The Centers for Medicare and Medicaid Services, which administers the Medicare and Medicaid programs under the Department of Health and Human Services, and any successor thereto. “Code” means the Internal Revenue Code of 1986, as amended, and any Treasury Regulations promulgated thereunder. “Collateral” has the meaning given to it in the Security Agreement and any other applicable Facility Document. Notwithstanding anything contained in this Agreement or any other Facility Document, in no event will any Excluded Asset constitute Collateral. “Collateral Documents” means the Security Agreement, each Control Agreement, each Perfection Certificate, any subordination or intercreditor agreement entered into by any Secured Party with respect to any Indebtedness or other obligations permitted under the Facility Documents, any mortgage delivered in connection with this Agreement, any landlord agreement, any warehouse agreement, any bailee waiver, any collateral access agreement and any other instruments or documents or delivered by any Loan Party, any of their respective Subsidiaries or any other Person pledging or granting a lien on Collateral or guarantying the payment and performance of the Obligations pursuant to this Agreement or any of the other Facility Documents in order to grant to Agent, on behalf of the Secured Parties, a Lien on any real, personal or mixed property of that Loan Party as security for the Obligations, as any of the foregoing may be amended, restated and/or modified from time to time. “Common Stock” means the common stock, $0.0001 par value per share of the Borrower. “Company Share Major Transaction” has the meaning set forth in the Notes. “Compliance Certificate” means a certificate, duly authorized by an Authorized Officer of the Borrower, substantially in the form of Exhibit F hereto. “Control Agreement” means, with respect to any deposit account, securities account, commodity account, securities entitlement or commodity contract, an agreement, in form and substance reasonably satisfactory to the Required Lenders, among Agent, the financial institution or other Person at which such account is maintained or with which such entitlement or contract is carried and the Loan Party maintaining such account or owning such entitlement or contract, effective to grant “control” (within the meaning of Articles 8 and 9 under the applicable UCC) over such account to Agent (for the benefit of the Secured Parties). “Conversions” has the meaning set forth in the Notes. “Convertible Securities” means any securities (other than Options) directly or indirectly convertible into or exchangeable or exercisable for shares of Common Stock. “Conversion Shares” has the meaning set forth in Section 3.18.

5 US_153737865v8 “Copyrights” means, collectively, all of the following: (a) all copyrights, rights and interests in copyrights, works protectable by copyright, unregistered copyright rights, copyright registrations and copyright applications, including those registrations and applications listed in the schedules to any Copyright Security Agreement; (b) all renewals of any of the foregoing; (c) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing, including damages or payments for past, present or future infringements of any of the foregoing; (d) the right to sue for past, present and future infringements of any of the foregoing; and (e) all rights corresponding to any of the foregoing throughout the world. “Covered Person” has the meaning set forth in Section 3.28(e). “Debtor Relief Laws” means the Bankruptcy Code and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally. “Default” means any event that, with the giving of notice, lapse of time or fulfillment of any other applicable condition (or any combination of the foregoing), would constitute an Event of Default. “Deerfield Lenders” means the Lenders identified as a Deerfield Lender on Annex A hereto and its Affiliates and related funds. “Disbursement” has the meaning set forth in Section 2.1(a). “Disbursement Date” means the date that any Disbursement is funded by the applicable Lenders. “Disposition” mean (a) the sale, lease, conveyance or other disposition (including abandonment) of any assets or property (including any sale and leaseback and any transfer or conveyance of any assets or property pursuant to a Division/Series Transaction), (b) the sale or transfer by any Loan Party or any Subsidiary of any Loan Party of any Stock issued to it by any Subsidiary of any Loan Party, and (c) the issuance of any Stock by any Loan Party or any Subsidiary of any Loan Party. “Dispose” has a correlative meaning. “Disqualification Event” has the meaning set forth in Section 3.28(e). “Disqualified Lender” means (a) each Person that is a direct competitor of the Borrower or any of its Subsidiaries, in each case, that is separately identified in writing by the Borrower to the Agent and reasonably acceptable to the Agent, (b) any controlling Affiliate (other than with respect to such Affiliate at which sufficient customary barriers are in place at such entities to prevent the sharing confidential information with respect to the Borrower with the controlled direct competitor of the Borrower) or controlled Affiliate of any such Person referred to in clause (a) above that is either (i) identified in writing to the Agent and the Lenders by the Borrower from time to time or (ii) clearly identifiable on the basis of such Affiliate’s name; provided that, in the case of clauses (a) and (b) above, (i) no identification of a Person as a competitor or a controlling or controlled Affiliate of a competitor shall be effective to retroactively disqualify any Person that is, at the time of such identification, already a Lender, and (x) no Person that operates as a brokerage, insurance business, pension fund (or other benefit fund), hedge fund, private equity fund, other investment fund, or investment banking, investment management, investment advisory, or similar business, (y) any non-profit research or non-profit enterprise or (z) any investment fund managed by any of the Lenders or the Agent or any Affiliate or related fund of any of the Lenders or the Agent, shall constitute a Disqualified Lender, whether or not such Person owns an interest in a competitor or a controlled Affiliate of a competitor. Notwithstanding anything to the contrary contained in this Agreement, (A) the

6 US_153737865v8 Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Lenders and (B) the Borrower (on behalf of itself and the other Loan Parties) and the Lenders acknowledge and agree that no Secured Party shall have any responsibility or obligation to determine whether any Lender or potential Lender is a Competitor (it being understood and agreed, however, that each potential Lender shall be required to represent and warrant in the related Assignment and Assumption Agreement that such potential Lender is not a Disqualified Lender) and that the Agent shall have no liability with respect to any assignment or participation made to a Disqualified Lender. “Disqualified Stock” means any Stock that, by its terms (or by the terms of any security or other Stock into that it is convertible or for which it is exchangeable), or upon the happening of any event or condition, (a) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is one year and one day following the Maturity Date (excluding any provisions requiring redemption upon a “change of control” or similar event that results in the occurrence of the Facility Termination Date), (b) is convertible into or exchangeable for (i) debt securities or (ii) any Stock referred to in clause (a) above, in each case, at any time on or prior to the date that is one year and one day following the Maturity Date at the time such Stock is issued, (c) is entitled to receive scheduled dividends or distributions in cash prior to the date that is one year and one day following the Maturity Date, or (d) includes, or provides any holder thereof, with any liquidation preference (other than solely on an as-converted Common Stock basis or in a de minimis amount necessary to comply with the Applicable Laws), except upon a the filing of a bankruptcy of the Borrower or any other material rights in priority to the rights of the holders of the Common Stock, in their capacities as such; provided that, if such Stock is issued pursuant to a plan for the benefit of employees of the Borrower or any Subsidiary or by any such plan to such employees, such Stock shall not constitute Disqualified Stock solely because it may be required to be repurchased by the Borrower or its Subsidiaries in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s termination, death or disability. “Division/Series Transaction” means, with respect to the Loan Parties and their Subsidiaries, that any such Person (a) divides into two or more Persons (whether or not the original Loan Party or Subsidiary thereof survives such division) or (b) creates, or reorganizes into, one or more series, in each case as contemplated under the laws of any jurisdiction. “Dollars” and the “$” sign mean the lawful currency of the United States of America. “DTC” has the meaning set forth in Section 3.28(k). “Eligible Market” means the New York Stock Exchange, Inc., the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market or the Nasdaq Global Select Market (or, in each case, any successor thereto). “Employee Benefit Plan” means any “employee benefit plan” within the meaning of Section 3(3) of ERISA, and any stock purchase, stock option, stock-based severance, employment, change-in-control, medical, disability, fringe benefit, bonus, incentive, deferred compensation, employee loan and any other employee benefit plan, agreement, program, policy or other arrangement, whether or not subject to ERISA, under which (A) any current or former employee, director or independent contractor of the Borrower or any of its Subsidiaries has any present or future right to benefits and that is contributed to, sponsored by or maintained by the Borrower or any of its Subsidiaries or (B) the Borrower or any of its Subsidiaries has had or has or would reasonably be expected to have any present or future obligation or liability.

7 US_153737865v8 “Environmental Laws” means all Applicable Laws and Authorizations relating to (a) pollution or protection of the environment, (b) any Hazardous Materials activity, or (c) occupational safety and health, industrial hygiene (as they relate to exposure to Hazardous Materials), or the protection of human health or welfare from exposure to Hazardous Materials. “Environmental Liabilities” means all Liabilities (including costs of removal and remedial actions, natural resource damages and costs and expenses of investigation and feasibility studies, including the cost of environmental consultants and attorneys’ costs) that may be imposed on, incurred by or asserted against any TOI Party or any Subsidiary of any TOI Party as a result of, or related to, any Proceeding or demand by any Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law or otherwise, arising under any Environmental Law, and resulting from the ownership, lease, sublease or other operation or occupation of property by any TOI Party or any Subsidiary of any TOI Party, whether on, prior or after the Closing Date. “ERISA” means the Employee Retirement Income Security Act of 1974 (or any successor legislation thereto) and the regulations promulgated and rulings issued thereunder. “ERISA Affiliate” means, collectively, any TOI Party any Subsidiary of any such TOI Party, and any Person under common control or treated as a single employer with, any TOI Party or any Subsidiary of any TOI Party, within the meaning of Section 414(b) or (c) of the Code, and solely with respect to Section 412 of the Code (and other provisions of the Code significantly related thereto (e.g., Sections 430 through 436 of the Code)), under Section 414(m) or (o) of the Code. “ERISA Event” means any of the following: (a) a “reportable event” described in Section 4043(b) or (c) of ERISA (unless the thirty (30)-day notice requirement has been duly waived under the applicable regulations) with respect to a Title IV Plan; (b) the withdrawal of any ERISA Affiliate from a Title IV Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (c) the complete or partial withdrawal of any ERISA Affiliate from any Multiemployer Plan; (d) with respect to any Multiemployer Plan, the filing of a notice of reorganization, insolvency or termination, or treatment of a plan amendment as termination, under Section 4041A of ERISA; (e) the filing of a notice of intent to terminate a Title IV Plan, or treatment of a plan amendment as termination, under Section 4041 of ERISA; (f) the institution of Proceedings to terminate a Title IV Plan or Multiemployer Plan by the PBGC; (g) the failure to make any required contribution to any Title IV Plan or Multiemployer Plan when due; (h) the imposition of a Lien under Section 412 or 430(k) of the Code or Section 303 or 4068 of ERISA on any property (or rights to property, whether real or personal) of any ERISA Affiliate; (i) the failure of an Employee Benefit Plan or any trust thereunder intended to qualify for tax exempt status under Section 401 or 501 of the Code to qualify thereunder; (j) a Title IV plan is in “at risk” status within the meaning of Code Section 430(i); (k) a Multiemployer Plan is in “endangered status” or “critical status” within the meaning of Section 432(b) of the Code; or (l) any other event or condition that constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Title IV Plan or Multiemployer Plan or for the imposition of any liability upon any ERISA Affiliate under Title IV of ERISA other than for contributions to Title IV Plans and Multiemployer Plans in the ordinary course and PBGC premiums due but not delinquent. “Erroneous Payment” has the meaning set forth in Section 2.10. “Erroneous Payment Return Deficiency” has the meaning set forth in Section 2.10. “Erroneous Payment Subrogation Rights” has the meaning set forth in Section 2.10. “Event of Default” has the meaning set forth in Section 8.1.

8 US_153737865v8 “Exchange Act” means the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder. “Excluded Accounts” has the meaning set forth in Section 6.11. “Excluded Assets” has the meaning set forth in the Security Agreement. “Excluded Taxes” means with respect to any recipient of any payment to be made under any Facility Document: (a) Taxes imposed on (or measured by) net income (however denominated), franchise Taxes and branch profits Taxes, in each case (i) imposed as a result of such Lender being organized under the laws of, or having its principal office or applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof), or (ii) that are Other Connection Taxes, (b) in the case of a Lender, any withholding Tax imposed on amounts payable to or for the account of such Lender with respect to its interest in a Loan under a law in effect at the time such Lender becomes a party to this Agreement or changes its lending office, except to the extent such Lender acquired its interest in the Loans from a transferor that was entitled, immediately before such transfer, to receive Additional Amounts with respect to such withholding Tax pursuant to Section 2.4(a) or was itself a Lender so entitled immediately before changing its lending office, (c) any Taxes attributable to the failure of such recipient to comply with Section 2.4(d), or (d) any withholding Tax imposed under FATCA. “Exit Fee” has the meaning set forth in Section 2.8. “Facility Documents” means this Agreement, any Guaranty, the Notes, the Collateral Documents, each Compliance Certificate, the Solvency Certificate, the Fee Letter, any other solvency certificate, any written notices from the Borrower with respect to request of Disbursements under Section 2.1, the Warrants, the Registration Rights Agreement, and all other documents, agreements and instruments delivered in connection with any of the foregoing, in each case, as amended, restated, supplemented or otherwise modified from time to time. “Facility Termination Date” has the meaning set forth in Section 2.2(a). “FATCA” means Sections 1471 through 1474 of the Code as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.. “FCPA” has the meaning set forth in Section 3.27. “Federal Funds Rate” means, for any day, a rate per annum (rounded upward to the nearest 1/100th of 1%) equal to the rate published by the Federal Reserve Bank of New York on the preceding Business Day or, if no such rate is so published, the average rate per annum charged to three (3) federal funds brokers on such day, as determined by the Agent. “Federal Reserve Board” means the Board of Governors of the Federal Reserve System or any entity succeeding to any of its principal functions. “Fee Letter” means the Fee Letter, dated as of the Closing Date, between alterDomus and the Borrower.

9 US_153737865v8 “Final Payment” means such amount of cash and Warrants as may be necessary to repay the outstanding principal amount of the Loans and any other amounts (including the Obligations) owing by the Borrower and the other Loan Parties to the Secured Parties pursuant to the Facility Documents. “Foreign Lender” has the meaning set forth in Section 2.4(d). “Foreign Subsidiary” means a Subsidiary that is not organized under the laws of any State of the United States or of the District of Columbia. “GAAP” means generally accepted accounting principles in the United States, as in effect from time to time, applied in a manner consistent with that used in preparing the financial statements referred to in Section 6.8, but subject to Section 1.5. “Governmental Authority” means any federal, state, foreign or international government, regulatory or administrative agency, any state or other political subdivision thereof having jurisdiction over any TOI Party or any Subsidiary of any TOI Party, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing. For the avoidance of doubt, Governmental Authority shall include the SEC, the Principal Market, the Financial Industry Regulatory Authority and any agency, branch or other governmental body, entity or panel charged with the responsibility and/or vested with the authority to administer and/or enforce any Health Care Laws, including any Medicare or Medicaid administrators, contractors, intermediaries or carriers. “Governmental Payor” means Medicare, Medicaid, TRICARE, CHAMPVA, any state health plan adopted pursuant to Title XIX of the Social Security Act, any other state or federal health care program and any other Governmental Authority that presently or in the future maintains a Third Party Payor Program. “Guarantee” by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise), or (b) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, however, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term “Guarantee” used as a verb has a corresponding meaning. “Guarantor” means each Subsidiary of the Borrower and each other Person who provides a guaranty of any of the Obligations under the Security Agreement or other Facility Document, including pursuant to a joinder agreement thereto. “Guaranty” means a Guaranty made by a Guarantors in favor of the Agent, for the ratable benefit of the Lender Parties, in form and substance reasonably acceptable to the Agent. “Hazardous Material” means (a) any radioactive materials, asbestos-containing materials, urea formaldehyde foam insulation, polychlorinated biphenyls, radon gas, petroleum and petroleum by-products and derivatives and (b) any other chemical, material or substance, waste, pollutant or contaminant that is

10 US_153737865v8 prohibited, limited or subject to regulation, investigation, control or remediation by or pursuant to any Environmental Law, in each case because of its dangerous or deleterious properties or characteristics. “Health Care Laws” means all Applicable Laws relating to the provision and/or administration of, and/or payment for, health care services, items and supplies including, without limitation, including without limitation Applicable Laws related to: (a) fraud and abuse, including, without limitation, the federal Anti- Kickback Statute (42 U.S.C. §1320a-7b(b)), the Eliminating Kickbacks in Recovery Act of 2018 (18 U.S.C. § 220), the Stark Law (42 U.S.C. §1395nn), the civil False Claims Act (31 U.S.C. §§ 3729 et seq.), the criminal False Claims Act 18 U.S.C. § 287, the False Statements Relating to Health Care Matters Act (18 U.S.C. § 1035), the Health Care Fraud Act (18 U.S.C. § 1347), the Program Fraud Civil Remedies Act (31 U.S.C. §§ 3801-3812), the Anti-Kickback Act of 1986 (41 U.S.C. §§ 51-58), the Laws regarding Exclusion and Civil Monetary Penalties (42 U.S.C. §§ 1320a-7, 1320a-7a and 1320a-7b), and any state, commonwealth or local laws similar to any of the foregoing; (b) the Patient Protection and Affordable Care Act (Pub. L. No. 111-148) and the Health Care and Education Reconciliation Act of 2010 (Pub. L. No. 111- 152); (c) Medicare, Medicaid, CHAMPVA, TRICARE, the State Children’s Health Insurance Program (Title XXI of the Social Security Act), and any other Third Party Payor Programs; (d) the licensure, permitting, registration or regulation of healthcare providers, suppliers, professionals, facilities or payors; (e) patient health care; (f) quality, safety certification and accreditation standards and requirements; (g) billing, coding or the submission or payment of claims or collection of accounts receivable or refund of overpayments; (h) HIPAA; (i) the practice of medicine and other health care professions or the organization of medical or professional entities; (j) state kickback, fee-splitting, false claims, or self-referral prohibitions; (k) the Federal Controlled Substances Act (21 U.S.C. 801 § et. seq., and all rules and regulations of the United States Drug Enforcement Administration), the federal Food Drug and Cosmetic Act (21 U.S.C. §§ 301 et seq.), including current Good Manufacturing Practices, and similar standards of the United States Food and Drug Administration, and any related state laws and regulations; (l) the Clinical Laboratory Improvement Amendments and the regulations promulgated thereunder and similar state laws; (m) the provision of free or discounted care or services; (n) laws and regulations regulating the generation, transportation, treatment, storage, disposal and other handling of medical or radioactive waste, and (o) any and all other applicable health care laws, regulations, and manual provisions, policies and administrative guidance, each of clauses (a) through (o) as may be amended, modified or supplemented from time to time and any successor statutes thereto and regulations promulgated thereunder from time to time. “Health Care Permits” means any and all Authorizations issued or required under applicable Health Care Laws. “HIPAA” means the (a) Health Insurance Portability and Accountability Act of 1996; (b) the Health Information Technology for Economic and Clinical Health Act (Title XIII of the American Recovery and Reinvestment Act of 2009); and (c) any federal, state and local laws regulating the privacy and/or security of individually identifiable health information, including, without limitation, state laws providing for notification of breach of privacy or security of individually identifiable health information, in each case with respect to the Applicable Laws described in clauses (a), (b) and (c) of this definition, as the same may be amended, modified or supplemented from time to time, any successor statutes thereto, any and all rules or regulations promulgated from time to time thereunder. “Indebtedness” means, with respect to any Person, (a) all indebtedness for borrowed money of such Person; (b) the deferred purchase price of assets or services of such Person (other than (i) trade payables entered into in the ordinary course of business and that are not more than ninety (90) days past due, and (ii) deferred compensation and severance, pension, health and welfare retirement and equivalent benefits to current or former employees, directors or managers of such Person and its Subsidiaries), including earn- outs, that, in accordance with GAAP, should be shown to be a liability on the balance sheet; (c) all guarantees of Indebtedness by such Person; (d) the face amount of all letters of credit issued or acceptance

11 US_153737865v8 facilities established for the account of such Person (or for which such Person is liable), including without duplication, all drafts drawn thereunder; (e) all Capital Lease Obligations of such Person; (f) all indebtedness (including Indebtedness of other types covered by the other clauses of this definition) of such Person or another Person secured by any Lien on any assets or property of such Person, whether or not such indebtedness has been assumed or is recourse (with the amount thereof, in the case of any such indebtedness that has not been assumed by such Person, being measured as the lower of (x) fair market value of such property and (y) the amount of the indebtedness secured); (g) indebtedness created or arising under any conditional sale or title retention agreement, or incurred as financing, in either case with respect to assets or property acquired by such Person (even if the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such assets or property); (h) all obligations of such Persons evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses; (i) all obligations of such Person, whether or not contingent, in respect of Disqualified Stock, valued at, in the case of redeemable preferred Stock, the greater of the voluntary liquidation preference and the involuntary liquidation preference of such Stock plus accrued and unpaid dividends; (j) all direct or indirect liability, contingent or otherwise, of such Person with respect to any other Indebtedness, lease, dividend or other obligations of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; (k) all direct or indirect liability, contingent or otherwise, of such Person under Swap Contracts; (l) all direct or indirect liability, contingent or otherwise, of such Person to make take-or-pay or similar payments if required regardless of nonperformance by any other party or parties to an agreement; and (m) all direct or indirect liability, contingent or otherwise, of such Person for the obligations of another Person through any agreement to purchase, repurchase or otherwise acquire such obligation or any assets or property constituting security therefor, to provide funds for the payment or discharge of such obligation or to maintain the solvency, financial condition or any balance sheet item or level of income of another Person. “Indemnified Person” has the meaning set forth in Section 9.10(a). “Indemnified Taxes” means (a) any Taxes imposed on or with respect to any payments made by or on account of any obligation of any Loan Party under any Facility Document, other than Excluded Taxes, and (b) to the extent not otherwise described in clause (a) above in this definition, Other Taxes. “Indemnity” has the meaning set forth in Section 9.10(a). “Inside Information” means any “material non-public information” (within the meaning of applicable U.S. securities laws, including Section 10(b) of, and Rule 10b5-1 promulgated under, the Exchange Act) in respect of, or relating to, the Borrower or any of its Affiliates or securities or any other company with any publicly listed or traded securities. “Intellectual Property” means all rights, title and interests in or relating to (a) intellectual property and industrial property arising under any Applicable Law, including all Copyrights, Patents, Software, Trademarks, Internet Domain Names, Trade Secrets, (b) all IP Ancillary Rights relating thereto and (c) IP Licenses. “Interest Payment Date” has the meaning set forth in Section 2.6. “Interest Rate” means 4.00% per annum.

12 US_153737865v8 “Internet Domain Name” means all right, title and interest (and all related IP Ancillary Rights) arising under any Law in or relating to internet domain names. “Investment” means (i) the purchase or acquisition of any Stock, or any obligations or other securities of, or any interest in, any Person, including the establishment or creation of a Subsidiary, (ii) the consummation of any Acquisitions or any other acquisition of any of the assets of another Person or of any business or division of any Person, including by way of merger, consolidation, other combination or otherwise, or (iii) the making, purchase or acquisition of any advance, loan, extension of credit (other than trade payables in the ordinary course of business) or capital contribution to or any other investment in, any Person including any Loan Party, any Affiliate of any Loan Party or any Subsidiary of any Loan Party. “Investment Company Act” means the Investment Company Act of 1940, as amended. “IP Ancillary Rights” means, with respect to any Intellectual Property of the type described in clauses (a) and (c) of the definition of “Intellectual Property,” as applicable, all foreign counterparts to, and all divisionals, reversions, continuations, continuations-in-part, reissues, reexaminations, renewals and extensions of, such Intellectual Property and all income, royalties, proceeds and Liabilities at any time due or payable or asserted under or with respect to any of the foregoing or otherwise with respect to such Intellectual Property, including all rights to sue or recover at law or in equity for any past, present or future infringement, misappropriation, dilution, violation or other impairment thereof, and, in each case, all rights to obtain any other IP Ancillary Right. “IP License” means all contractual obligations (and all related IP Ancillary Rights), whether written or oral, granting any right, title and interest in or relating to any Intellectual Property of the type described in clause (a) of the definition of Intellectual Property. “IRS” means the United States Internal Revenue Service. “Latest Balance Sheet Date” has the meaning set forth in Section 3.14(e). “Lenders” has the meaning set forth in the preamble to this Agreement. “Liabilities” means all claims, actions, suits, judgments, damages, losses, liabilities, obligations, responsibilities, fines, penalties, sanctions, costs, fees, Taxes, commissions, charges, disbursements and expenses (including those incurred upon any appeal or in connection with the preparation for and/or response to any subpoena or request for document production relating thereto), in each case of any kind or nature (including interest accrued thereon or as a result thereof and fees, charges and disbursements of financial, legal and other advisors and consultants), whether joint or several, and whether direct, indirect, contingent, consequential, actual, punitive, treble or otherwise. “Licensed Personnel” means any Person (including any physician) involved in the delivery of health care or medical items, products services or supplies, employed or retained by any Loan Party or any Subsidiary of any Loan Party. “Lien” means any lien, pledge, preferential arrangement, mortgage, security interest, deed of trust, charge, assignment, hypothecation, title retention or other encumbrance on or with respect to property or interest in property having the practical effect of constituting a security interest. “Loan” means any loan or other credit extension made available or provided from time to time by any of the Lenders to the Borrower pursuant to this Agreement or any other Facility Document or, as the

13 US_153737865v8 context may require, the principal amount thereof from time to time outstanding and shall include any funded Disbursement. “Loan Parties” means the collective reference to the Borrower and all of the Guarantors. “Loss” has the meaning set forth in Section 9.10(a). “Major Transaction” has the meaning set forth in the Notes. “Major Transaction Conversion” has the meaning set forth in the Notes. “Major Transaction Redemption” has the meaning set forth in the Notes. “Make Whole Amount” means, on any date of prepayment, payment, redemption (including any Major Transaction Redemption, Optional Redemption, acceleration of the Loans following the occurrence of an Event of Default, an exercise of any Secured Party’s rights or remedies available under the Facility documents, upon the consummation of a Change of Control, by an optional payment or termination or otherwise) or repayment of all or any portion of the Loans, an amount in cash equal to (a) solely to the extent such prepayment, payment, redemption or repayment is being made in connection with (i) an exercise of remedies by Agent, the Lenders, the Secured Parties or their representatives or their agents in connection with a foreclosure proceeding against any of the Loan Parties or the Collateral or (ii) a Proceeding under Debtor Relief Laws, in each case of clauses (a)(i) and (a)(ii), the present value, as determined by Agent and all Lenders in their sole discretion (which shall be conclusive absent manifest error), of all required interest payments, fees, charges and premiums due on the Loans that are prepaid, paid, redeemed (including pursuant to a Major Transaction Redemption or Optional Redemption) or repaid from the date of prepayment, payment, redemption or repayment (as applicable) through and including the Maturity Date (assuming that the interest rate applicable to all such interest is the applicable Interest Rate for such Loans), discounted to the date of prepayment, payment, redemption or repayment or on a quarterly basis (assuming a 360-day year and actual days elapsed) at a rate equal to the then applicable Treasury Yield, or (b) with respect to any other prepayment, payment, redemption or repayment that is made for a situation or scenario not covered by clause (a) above, all required interest payments, fees, charges and premiums due on the Loans that are prepaid, paid, redeemed or repaid from the date of prepayment, payment, redemption or repayment as applicable) through and including the Maturity Date (assuming that the interest rate applicable to all such interest is the applicable Interest Rate for such Loans), and for the avoidance of doubt, without any discount rate applying thereto (but assuming a 360-day year and actual days elapsed). “Margin Stock” means “margin stock” as such term is defined in Regulation T, U or X of the Federal Reserve Board. “Material Adverse Effect” means a material adverse effect on (a) the business, operations, results of operations, financial condition or assets of any TOI Party or its Subsidiaries, (b) the legality, validity, binding effect or enforceability of any provision of any Facility Document, (c) the ability of any Loan Party to perform its obligations under any Facility Document, (d) the creation, perfection or priority of the Liens granted under the Facility Documents or the value of the Collateral (taken as a whole) or a material portion of the Collateral, or (e) the rights and remedies of the Secured Parties under any Facility Document. “Material Agreements” has the meaning set forth in Section 3.19. “Material IP” means, as of any date of determination, intellectual property of the Loan Parties that, individually or in the aggregate, is necessary and material to the conduct of the business of the Loan Parties and their Subsidiaries.

14 US_153737865v8 “Maturity Date” means August 9, 2027. “Medicaid” means, collectively, the health care assistance program established by Title XIX of the Social Security Act (42 U.S.C. 1396 et seq.) and any statutes succeeding thereto, and all Applicable Laws, rules, regulations, manuals, orders or requirements pertaining to such program, including (a) all federal statutes affecting such program; (b) all state statutes and plans for medical assistance enacted in connection with such program and federal rules and regulations promulgated in connection with such program; and (c) all applicable provisions of all rules, regulations, manuals, orders and administrative guidance, reimbursement, and requirements of all Governmental Authorities promulgated in connection with such program (whether or not having the force of law), in each case as the same may be amended, restated, supplemented or otherwise modified from time to time. “Medicare” means, collectively, the health insurance program for the aged and disabled established by Title XVIII of the Social Security Act (42 U.S.C. 1395 et seq.) and any statutes succeeding thereto, and all Applicable Laws, rules, regulations, manuals, orders or requirements pertaining to such program including (a) all federal statutes (whether set forth in Title XVIII of the Social Security Act (42 U.S.C. 1395 et seq.) or elsewhere) affecting such program; and (b) all applicable provisions of all rules, regulations, manuals, orders, administrative guidance, reimbursement and requirements of all Governmental Authorities promulgated in connection with such program (whether or not having the force of law), in each case, as the same may be amended, restated, supplemented or otherwise modified from time to time. “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto. “Multiemployer Plan” means any multiemployer plan, as defined in Section 3(37) or 4001(a)(3) of ERISA, as to which any TOI Party or ERISA Affiliate incurs or otherwise has, or could reasonably be expected to have, any obligation or Liabilities (including under Section 4212 of ERISA). “Necessary Disclosure” has the meaning set forth in Section 6.17(d). “Net Revenue” means, for any period, the net revenue of the Borrower and its consolidated Subsidiaries such period, as determined in accordance with the GAAP and as reported in the Borrower’s periodic report (on Form 10-Q or Form 10-K), as the case may be, filed by the Borrower with the SEC for the quarter or year ended (and, in the case of a quarterly report on Form 10-Q, the relevant quarterly reports on Form 10-Q or annual report on Form 10-K covering the preceding applicable fiscal quarters). “Note” means a promissory note in the form attached hereto as Exhibit A, as amended, restated, amended and restated, supplemented, modified or otherwise changed from time to time, and convertible into shares of Common Stock as so provided therein. “Obligations” means all Loans, any Make Whole Amount, Exit Fee, interests, fees, expenses, costs, liabilities, indebtedness and other obligations (monetary (including post-petition interest, costs, fees, expenses and other amounts, whether allowed or not) or otherwise) of (or owed by) the Borrower and the other Loan Parties under or in connection with the Facility Documents, in each case howsoever created, arising or evidenced, whether direct or indirect (including those acquired by assignment), absolute or contingent, now or hereafter existing, or due or to become due. “Outside Counsel” means, in respect of any Lender, such Lender’s outside counsel as may be designated from time to time by such Lender for purposes hereof and the other Loan Documents (including, to the extent applicable, receiving notices and communications hereunder and under the other Loan Documents).

15 US_153737865v8 “OFAC” has the meaning set forth in Section 3.27. “Optional Redemption” has the meaning as set forth in the Notes. “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities. “Organizational Documents” means (a) for any corporation, the certificate or articles of incorporation, the bylaws, the constitution, any certificate of designation or instrument relating to the rights of holders or preferred stock of such corporation, and any shareholder agreement, (b) for any partnership, the partnership agreement and, if applicable, certificate of limited partnership, (c) for any limited liability company, the operating or limited liability company agreement and articles or certificate of formation or (d) for any other entity, any other document setting forth the manner of election or duties of the officers, directors, managers or other similar or equivalent persons or Persons, or the designation, amount or relative rights, limitations and preference of the Stock of such entity. “Other Connection Taxes” means with respect to any recipient, Taxes imposed as a result of a present or former connection between such recipient and the jurisdiction imposing such Taxes (except a connection arising solely from such recipient having executed, delivered, become a party to, performed its obligations or received a payment under, received or perfected a security interest under, engaged in any transaction pursuant to or enforced any Facility Document, or sold or assigned an interest in any Facility Document). “Other Taxes” means any and all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes arising from any payment made hereunder or from the execution, issuance, delivery, registration, enforcement or transfer of, or otherwise with respect to, any Facility Document, except such Taxes that are Other Connection Taxes imposed with respect to a transfer or assignment under any Facility Document; provided, that, notwithstanding the foregoing or anything else in this Agreement, Other Taxes shall include such aforementioned Taxes incurred in connection with the issuance of the Conversion Shares, the Warrants or the Warrant Shares, but shall not include such aforementioned Taxes incurred in connection with any subsequent transfer or other transaction with respect to the Conversion Shares, the Warrants or the Warrant Shares. “PA Documents” means all agreements, instruments and other documents between the Borrower or any of its Subsidiaries and any PA Entity related to any master services agreement, practice consulting agreement. support services or similar management agreement, and operational and administrative services agreement, including for the provision of billing and collection, space, equipment, marketing and staffing services. “PA Entities” means any affiliated physician-owned professional entity that is classified as a variable interest entity of the Borrower or its Subsidiaries pursuant to GAAP, including The Oncology Institute CA, a Professional Corporation, The Oncology Institute FL, LLC, and The Oncology Institute TX, a Texas professional association. “Parties” has the meaning set forth in the preamble to this Agreement. “Patents” means, collectively, all of the following: (a) all patents and patent applications including, without limitation, those listed on any schedule to any Patent Security Agreement and the inventions and improvements described and claimed therein, and patentable inventions; (b) the reissues, divisions, continuations, renewals, extensions and continuations-in-part of any of the foregoing; (c) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing or with

16 US_153737865v8 respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing; (d) the right to sue for past, present and future infringements of any of the foregoing; and (e) all rights corresponding to any of the foregoing throughout the world. “PBGC” means the United States Pension Benefit Guaranty Corporation or any successor thereto. “Perfection Certificate” means (a) with respect to the perfection certificate delivered on or prior to the Closing Date, such perfection certificate executed or delivered by any Loan Party or any of its Subsidiaries to any Secured Party in substantially the form of Exhibit B-1, and (b) with respect to the perfection certificate delivered at any time after the Closing Date, such perfection certificate executed or delivered by any Loan Party or any of its Subsidiaries to any Secured Party in substantially the form of Exhibit B-2. “Permitted Acquisition” means any Acquisition by a Loan Party of all of the Stock of a Target (subject to any local law requirements regarding qualifying shares) or all or substantially all of the assets of a Target, in each case, to the extent that each of the following conditions shall have been satisfied: (a) the Borrower shall have delivered each of the following to each Lender: (i) subject to Section 6.17, as soon as available, executed copies of the Acquisition agreement and all material agreements and documents pursuant to which such Acquisition is to be consummated; provided that, no later than the third (3rd) Business Day following the date of such Acquisition documents, the Borrower shall file a current report on Form 8-K with the SEC describing the terms of the transaction contemplated by such Acquisition documents, including such Acquisition documents as exhibits thereto and disclosing any other material non-public information provided to any of the Secured Parties in connection with such Acquisition (or otherwise); and (ii) to the extent required to be delivered to (and permitted to be shared by) a Loan Party or any of its Affiliates pursuant to the applicable Acquisition agreement, all required material regulatory and third party approvals; (b) such Acquisition shall not be hostile and shall have been approved by the board of directors (or equivalent governing body) and/or the holders of Stock of the Target; (c) no Default or Event of Default shall exist at the time of the consummation of such Acquisition or after giving effect to such Acquisition and all other transactions contemplated by the applicable Acquisition Documents; (d) the total consideration paid or payable (including all transaction costs, Indebtedness incurred, assumed and/or reflected on a consolidated balance sheet of the Loan Parties and their Subsidiaries after giving effect to such Acquisition and the maximum amount of all deferred payments, including earn- outs, bonuses and other contingent payment obligations, valued at the maximum amount of such potential liability) for all Acquisitions consummated shall not exceed $25,000,000 for any one Acquisition or series of related Acquisitions and $50,000,000 in the aggregate for any fiscal year of the Borrower; (e) (i) the Target, the Target’s Subsidiaries and their respective assets and properties and the Stock of the Target and the Target’s Subsidiaries shall be in compliance with Section 6.12 and the applicable provisions of the Security Agreement and the other Facility Documents and all actions in connection therewith shall have been taken and completed in a manner reasonably acceptable to the Agent; (ii) to the extent required by the Facility Documents, the Target and its Subsidiaries shall have become Guarantors

17 US_153737865v8 under the Facility Documents and have executed and delivered such documents reasonably requested by the Agent in connection therewith and (iii) all other actions shall have been taken that are necessary or reasonably requested the Agent to (A) to the extent required by the Facility Documents, provide a first priority Lien to the Agent (for the benefit of the Secured Parties) in the assets and properties of the Target and its Subsidiaries and the Stock of the Target and its Subsidiaries and (B) effectuate the foregoing in this clause (e); (f) all transactions in connection with such Acquisition shall be consummated, in all material respects, in accordance with all Applicable Laws and in conformity with all material applicable Authorizations and all material applicable Authorizations shall have been obtained; (g) the Target shall be in the same business or lines of business in which the Borrower and its Subsidiaries are engaged as of the Closing Date, and shall be physician affiliated practice group for which the Borrower or any other Loan Party is entering into a management services arrangement, in each case, substantially consistent with other such Acquisitions made by the Borrower and its Subsidiaries prior to the Closing Date; (h) (i) at the time of, and after giving effect to, such Acquisition and all other transactions contemplated by the applicable Acquisition documents, all representations and warranties in the Facility Documents shall be true, correct and complete in all material respects (without duplication of any materiality qualifier contained therein); and (j) the Agent shall have received a certificate, in form reasonably satisfactory to each Agent, signed by an Authorized Officer and certifying that all the conditions set forth in this definition of “Permitted Acquisition” have been satisfied. “Permitted Investments” means each of the Investments permitted under Section 7.6. “Permitted Liens” means Liens permitted under Section 7.3. “Person” means and includes any natural person, individual, partnership, joint venture, corporation, trust, limited liability company, limited company, joint stock company, unincorporated organization, government entity or any political subdivision or agency thereof, or any other entity. “Portfolio Interest Certificate” has the meaning set forth in Section 2.4(d). “Principal Market” means the Nasdaq Capital Market (or any successor to the foregoing), subject to the first sentence of Section 6.16. “Proceeding” means any investigation, inquiry, litigation, review, hearing, suit, claim, audit, arbitration, proceeding or action (in each case, whether civil, criminal, administrative, investigative or informal) commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Authority or arbitrator. “Pro Rata Share” means, with respect to any Lender, the percentage obtained by dividing (a) such Lender’s outstanding Loans, by (b) the total outstanding amount of Loans held by all Lenders. “Qualifying Sub Debt” means Indebtedness of the Borrower in an aggregate outstanding principal amount at any time not to exceed the sum of (x) $50,000,000 and (y) the aggregate principal amount of the Loans that have been repaid, prepaid, paid, redeemed or converted into Conversion Shares that has been subordinated and made junior to the payment in full of the Obligations, and evidenced by a subordination

18 US_153737865v8 agreement in form and substance reasonably satisfactory to the Required Lenders; provided that, (a) at the time such Qualifying Sub Debt is incurred, no Default or Event of Default has occurred or would occur as a result of such incurrence, and (b) the documentation evidencing such Qualifying Sub Debt shall have been delivered to the Lenders and shall contain all of the following terms: (i) it shall be unsecured, (ii) it shall bear interest at a rate that is reasonably acceptable to the Required Lenders, (iii) it shall not require principal repayments thereof prior to a date that is 181 days after the repayment in full in cash of the Obligations, (iv) if it has any covenants, such covenants (including covenants relating to incurrence of indebtedness) shall be less restrictive than those set forth herein, (v) it shall have no restrictions on the Borrower’s ability to grant Liens securing the Obligations, (vi) it shall permit the incurrence of senior indebtedness under this Agreement, (vii) it may be cross-accelerated with the Obligations and other senior indebtedness of the Borrower (but shall not be cross-defaulted except for payment defaults that the senior lenders have not waived) and may be accelerated upon bankruptcy, and (viii) it shall provide for the complete, automatic and unconditional release of any and all guarantees of such Qualifying Sub Debt granted by the Borrower and its Subsidiaries in the event of the sale by any Person of the Borrower and/or its Subsidiaries or the sale by any Person of all or substantially all of the Borrower’s and/or its Subsidiaries’ assets (including in the case of a foreclosure). “Real Estate” means any real property owned, leased, subleased or otherwise operated or occupied by any Loan Party or any Subsidiary of any Loan Party. “Register” has the meaning set forth in Section 1.4(b). “Registration Rights Agreement” means that certain Amended and Restated Registration Rights Agreement, dated as of the Closing Date, entered into by the Persons parties thereto and substantially in the form of Exhibit E, as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof. “Regulation D” means Regulation D of the Board of Governors of the Federal Reserve System as in effect from time to time and any successor to all or a portion thereof establishing reserve requirements. “Release” means any release, threatened release, spill, emission, leaking, pumping, pouring, emitting, emptying, escape, injection, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Material into or through the environment. “Reporting Period” has the meaning set forth in Section 6.8. “Required Authorizations” has the meaning set forth in Section 3.7. “Required Lenders” means, at any time, the Lenders having Pro Rata Shares in an aggregate Dollar amount that exceeds 50% of the outstanding Loans. “Restricted Payments” means, with respect to any Person, (a) the declaration or making of any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any of its Stock, (b) the purchasing, redemption or other acquisition for value of any of its Stock now or hereafter outstanding or (c) the making of any payment or prepayment of principal of, premium, if any, interest, fees, redemption, exchange, purchase, retirement, defeasance, sinking fund or similar payment with respect to, any Indebtedness subordinated (including any Qualifying Sub Debt) to the Obligations as to right and time of payment or as to other rights and remedies thereunder. “S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc., and any successor thereto.

19 US_153737865v8 “Sanctioned Country” has the meaning set forth in Section 3.27. “Sanctions” has the meaning set forth in Section 3.27. “Sarbanes-Oxley” has the meaning set forth in Section 3.28(a). “SDN List” has the meaning set forth in Section 3.27. “SEC” means the United States Securities and Exchange Commission. “SEC Documents” means all reports, schedules, forms, statements and other documents filed by any Loan Party or any of its Subsidiaries with the SEC pursuant to the Securities Act or the Exchange Act (including all financial statements and schedules included therein, all exhibits thereto and all documents incorporated by reference therein). “Secured Parties” means Agent, the Lenders, holders of other Obligations, holders of Notes and all Indemnified Persons. “Securities” means the Loans, the Notes, and the related guaranties set forth in the Security Agreement of the Guarantors, the Conversion Shares, the Warrants and the Warrant Shares. “Securities Act” means the Securities Act of 1933, as amended, including the rules and regulations promulgated thereunder. “Security Agreement” means the Guaranty and Security Agreement executed and delivered on the Closing Date pursuant to which, among other things, the Loan Parties party thereto grant to Agent for the benefit of the Secured Parties a security interest and Lien in all of their Collateral to secure the Obligations and the Guarantors party thereto provide guaranties to Agent for the benefit of the Secured Parties, as amended, restated, supplemented or otherwise modified from time to time. “Segregated Governmental Account” means a deposit account of a Loan Party maintained in accordance with the requirements of Section 6.11, the only funds on deposit in which constitute the direct proceeds of Medicare and Medicaid payments made by Governmental Payors. “Social Security Act” means the Social Security Act of 1965 as set forth in Title 42 of the United States Code, as amended, and any successor statute thereto, as interpreted by the rules and regulations issued thereunder, in each case as in effect from time to time. “Solvency Certificate” means a solvency certificate in substantially the form of Exhibit I or such other solvency certificate in form and substance reasonably satisfactory to the Required Lenders. “Solvent” means, with respect to any Person as of any date of determination, that, as of such date, (a) the value of the assets of such Person (both at fair value and present fair saleable value) is greater than the total amount of liabilities (including contingent and unliquidated liabilities) of such Person, (b) such Person is able to pay all liabilities of such Person as such liabilities mature and (c) such Person does not have unreasonably small capital in relation to such Person’s business as contemplated as of such date. In computing the amount of contingent or unliquidated liabilities at any time, such liabilities shall be computed at the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

20 US_153737865v8 “Software” means (a) all computer programs, including source code and object code versions, (b) all data, databases and compilations of data, whether machine readable or otherwise, and (c) all documentation, training materials and configurations related to any of the foregoing. “Stock” means (a) all shares of capital stock (whether denominated as common stock or preferred stock), equity interests, beneficial, partnership or membership interests (or units thereof), joint venture interests, participations or other ownership or profit interests in or equivalents (regardless of how designated) of or in a Person (other than an individual), whether voting or non-voting; and (b) all securities convertible into or exchangeable for any other Stock and all warrants, options or other rights to purchase, subscribe for or otherwise acquire any other Stock, whether or not presently convertible, exchangeable or exercisable. “Stockholder Approval” means the receipt of the affirmative vote of the holders of a majority of the shares of Common Stock of the Borrower present in person or represented by proxy at a duly called meeting of the Borrower’s stockholders at which the requisite quorum is present of a proposal (the “Proposal”) to approve the issuance of any such shares of Common Stock (including, for the avoidance of doubt, any Additional Conversion Shares) issuable upon conversion or exercise of, or otherwise pursuant to, the Notes and the Warrants in excess of 14,428,074 shares of Common Stock for purposes of Nasdaq Marketplace Rule 5635(d). “Subsidiary,” with respect to any Person, any corporation, partnership, joint venture, limited liability company, association or other entity, the management of which is, directly or indirectly, controlled by, or of which an aggregate of more than fifty percent (50%) of the voting Stock is, at the time, owned or controlled directly or indirectly by, such Person or one or more Subsidiaries of such Person. “Successor Major Transaction” has the meaning set forth in the Notes. “Swap Contract” means any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act. “Sweep Agreement” has the meaning set forth in Section 6.11(b). “Target” means any Person or a business unit, product line, division or asset group of any such Person acquired or proposed to be acquired in an Acquisition. “Tax Affiliate” means (a) the Borrower and its Subsidiaries and (b) any Affiliate of any Loan Party with which any Loan Party files or is required to file consolidated, combined or unitary U.S. federal income tax returns. “Tax Returns” has the meaning set forth in Section 3.10. “Taxes” means all present or future taxes, levies, imposts, stamp or other duties, deductions, charges or withholdings imposed by a Governmental Authority, together with any interest, additions to tax, penalties or other liabilities with respect thereto. “Third Party Payor” means any Governmental Payor, Blue Cross and/or Blue Shield, private insurers, managed care plans, and any other Person that presently or in the future maintains Third Party Payor Programs. “Third Party Payor Authorizations” means all participation agreements, provider or supplier agreements, enrollments, accreditations and billing numbers necessary to participate in, be enrolled in

21 US_153737865v8 and/or receive reimbursement from a Third Party Payor Program, including all Medicare and Medicaid participation agreements. “Third Party Payor Programs” means all payment or reimbursement programs sponsored or maintained by any Third Party Payor. “Title IV Plan” means an Employee Benefit Plan subject to Title IV of ERISA, other than a Multiemployer Plan, to which any ERISA Affiliate incurs or otherwise has or could reasonably be expected to have any obligation or Liabilities (including under Section 4069 of ERISA). “TOI Parties” means the Loan Parties and the PA Entities. “Trademarks” means, collectively, all of the following: (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing have appeared or appear, all registrations and recordings thereof, and all applications in connection therewith including those listed on any schedule to any Trademark Security Agreement; (b) all renewals thereof; (c) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing including damages and payments for past, present and future infringements of any of the foregoing; (d) the right to sue for past, present and future infringements of any of the foregoing; (e) all rights corresponding to any of the foregoing throughout the world; and (f) all goodwill associated with and symbolized by any of the foregoing. “Trade Secrets” means all right, title and interest (and all related IP Ancillary Rights) arising under any Applicable Law in or relating to trade secrets. “Trading Day” has the meaning set forth in the Notes. “Transaction Related Information” has the meaning set forth in Section 3.28(l). “Transactions” means (a) the funding of the Disbursement and (b) the payment of fees, commissions, costs and expenses in connection with each of the foregoing. “Treasury Yield” means a yield determined by the Agent by reference to the most recent Federal Reserve Statistical Release H.15 (519) (or any successor or substitute publication of the Federal Reserve Board) that has become publicly available at least two (2) Business Days prior to the applicable date of any prepayment, payment, redemption or repayment hereunder that is subject to a Make Whole Amount, and shall be the most recent weekly average yield to maturity (expressed as a rate per annum) under the caption “Treasury Constant Maturities” for the year corresponding to the remaining average life of the Loans, as determined by the Agent, through the ninetieth (90th) day preceding the third anniversary of the Closing Date had the Loans not been prepaid, plus 50 basis points. If no such “Treasury Constant Maturities” shall exactly correspond to such remaining average life of the Loans being prepaid, as determined by the Agent, yields for the two most closely corresponding published “Treasury Constant Maturities” shall be used to interpolate a single yield on a straight-line basis (rounding, in the case of relevant periods, to the nearest month). The Treasury Yield shall be computed to the fifth decimal place and then rounded to the fourth decimal point. “TRICARE” means, collectively, a program of medical benefits covering former and active members of the uniformed services and certain of their dependents, financed and administered by the United States Departments of Defense, Health and Human Services and Transportation, and all Applicable Laws applicable to such programs.

22 US_153737865v8 “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or any other applicable jurisdiction, the laws of which are required to be applied in connection with the issue of perfection of security interests. “United States” and “U.S.” each means the United States of America. “USA Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, P.L. 107-56, as amended from time to time. “Warrants” has the meaning set forth in Section 2.9(a). “Warrant Shares” has the meaning set forth in Section 3.18. Section 1.2 Interpretation. The division of this Agreement and the other Facility Documents into Articles and Sections and the use of headings and captions is for convenience of reference only and shall not modify or affect the interpretation or construction of this Agreement or any of its provisions. The words “herein,” “hereof,” “hereunder,” “hereinafter” and “hereto” and words of similar import refer to this Agreement or other applicable Facility Document. The term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The term “documents” and “agreements” include any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced. The use in any of the Facility Documents of the word “include” or “including,” when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. References to a specified Article, Exhibit, Section or Schedule shall be construed as a reference to that specified Article, Exhibit, Section or Schedule of this Agreement (or other applicable Facility Document). Unless specifically stated otherwise, any reference to any of the Facility Documents means such document as the same shall be amended, restated, supplemented or otherwise modified and from time to time in effect in accordance with the terms hereof or thereof, as applicable. The references to “assets” and “properties” in the Facility Documents are meant to be mean the same and are used throughout the Facility Documents interchangeably, and such words shall be deemed to refer to any and all tangible and intangible assets and properties, including cash, securities, Stock, accounts and contract rights. Terms (including uncapitalized terms) not otherwise defined herein and that are defined in the UCC shall have the meanings therein described. The payment, prepayment, redemption or repayment of any principal, interest, fees, charges, amounts and/or other Obligations under this Agreement or the other Facility Documents (including the Make Whole Amount and the Exit Fee) shall be made in cash in Dollars unless expressly stated otherwise herein or therein. Any reference to “payment in full,” “payment in full in cash,” “paid in full,” “paid in full in cash,” “repaid in full,” “repaid in full in cash,” “prepaid in full,” “prepaid in full in cash,” “redeemed in full,” “redeemed in full in cash” or any other term or word of similar effect used in this Agreement or any other Facility Document with respect to the Loans or the Obligations shall mean all Obligations (including any Make Whole Amount and the Exit Fee, but excluding (x) unasserted contingent indemnification obligations and (y) those Obligations under any Facility Document that are not due or payable at the time when all other Obligations are paid in full in cash) have been repaid in full (i) in cash and, as and to the extent applicable pursuant to Section 2.9, satisfied through the issuance of Warrants) or (ii) satisfied through the issuance of Conversion Shares in respect of the principal amount of the Loans and in cash in respect of all other Obligations, in each case in accordance and compliance with the terms and provisions of the Notes, this Agreement and the other Facility Documents, but, for the avoidance of doubt, solely to the extent that, after giving effect to both the payment in cash and such payment through the issuance of Warrants and/or Conversion Shares, the full amount of all such Obligations have been fully and completely satisfied))

23 US_153737865v8 (excluding contingent claims for indemnification to the extent no claim giving rise thereto has been asserted) have been repaid in full in cash (or, as applicable, partially paid in cash and partially satisfied through the issuance of the Warrants and/or Conversion Shares in accordance and compliance with the terms and provisions of the Notes, this Agreement and the other Facility Documents, but, for the avoidance of doubt, solely to the extent that, after giving effect to both the payment in cash and such payment through the issuance of the Warrants and/or Conversion Shares, the entire amount of all such Obligations have been satisfied in full) and have been fully performed. Section 1.3 Business Day Adjustment. Except as otherwise expressly stated herein or in any other Facility Document (and except on the Maturity Date or any date of acceleration of any of the Obligations, in which case, such payment or performance shall be due on or prior to such day regardless of whether such day is a Business Day), if the day by which any payment or other performance is due to be made is not a Business Day, that payment or performance shall be made by the next succeeding Business Day unless that next succeeding Business Day falls in a different calendar month, in which case that payment or other performance shall be made by the Business Day immediately preceding the day by which such payment or other performance is due to be made; provided that interest will continue to accrue for each additional day in connection therewith. Section 1.4 Loan Records. (a) The Borrower shall record on its books and records the amount of the Loans, the interest rate applicable thereto, all payments of principal and interest thereon and the principal balance thereof from time to time outstanding. (b) The Agent, acting solely for this purpose as a non-fiduciary agent (solely for Tax purposes) shall establish and maintain at one of its offices a record of ownership (the “Register”) in which the Agent agrees to register by book entry the interests (including any rights to receive payment hereunder) of each Lender in the Loans and any assignment of any such interest or interests, and accounts in the Register in accordance with its usual practice in which it shall record (i) the names and addresses of the Lenders (and any change thereto pursuant to this Agreement), (ii) the amount of the Loans and each funding of any participation therein, (iii) the amount of any principal, interest, fee or other amount due and payable or paid, and (iv) any other payment received by the Lenders from the Borrower and its application to the Loans. Reasonably promptly after making each such registration, the Agent shall provide written notice thereof to the Borrower. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, each Lender and the Agent shall treat each Person whose name is recorded in the Register as the owner of the Loans for all purposes of this Agreement. (c) The Loans made by each Lender are evidenced by this Agreement. Additionally, the Borrower shall execute and deliver to each Lender (and/or, if applicable and if so requested by any assignee Lender pursuant to the assignment provisions of Section 9.4) on the Closing Date (or, if such assignment is made after the Closing Date, promptly (and, in any event, within three (3) Business Days thereof) after such Lender’s request) a Note, payable to such Lender in an amount equal to the unpaid principal amount of applicable Loans held by such Lender (which, at the request of such Lender, may provide separate Notes for separate or different parts of the Loans held by such Lender). The ability of any Loans to convert to Conversion Shares is set forth in the Note related to such Loan. Notwithstanding anything to the contrary contained in this Agreement, the Loans (including any Notes evidencing the Loans) are registered obligations, the right, title and interest of the Lenders and their successors and assignees in and to the Loans shall be transferable only upon notation of such transfer in the Register and no assignment thereof shall be effective

24 US_153737865v8 until recorded therein. This Section 1.4 shall be construed so that the Loan is at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code. (d) The Borrower, the Agent and the Lenders shall treat each Person whose name is recorded in the Register as a Lender for all purposes of this Agreement. Information contained in the Register with respect to any Lender shall be available for access by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior written notice. Section 1.5 Accounting Terms and Principles. All accounting determinations required to be made pursuant hereto shall, unless expressly otherwise provided herein, be made in accordance with GAAP. No change in the accounting principles used in the preparation of any financial statement hereafter adopted by any Loan Party or any of its Subsidiaries shall be given effect for purposes of measuring compliance with any provision of this Agreement or otherwise determining any relevant ratios and baskets which govern whether any action is permitted hereunder unless the Borrower and the Required Lenders agree to modify such provisions to reflect such changes in GAAP, and unless such provisions are modified, all financial statements and similar documents provided hereunder shall be provided together with a reconciliation between the calculations and amounts set forth therein before and after giving effect to such change in GAAP. Section 1.6 Officers. Any document, agreement or instrument delivered under the Facility Documents that is signed by an Authorized Officer or another officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership, limited liability company and/or other action on the part of such Loan Party, and such Authorized Officer or other officer shall be conclusively presumed to have acted on behalf of such Loan Party in such person’s capacity as an officer of such Loan Party and not in any individual capacity. ARTICLE 2 AGREEMENT FOR THE LOAN Section 2.1 Disbursements. (a) Disbursement of Loans. Each Lender on the Closing Date (or such later date required pursuant to when the written notice regarding the Disbursement was delivered to each Lender) severally but not jointly agrees to lend to the Borrower on such date, the principal amount of the senior secured convertible term loans set forth opposite such Lender’s name in Annex A under the heading “Convertible Loan Amount” (the “Convertible Loan”) by making such amounts available to the Borrower by promptly wiring such amounts to an account or accounts designated in writing by the Borrower on the proposed date of funding. Amounts borrowed under this Section 2.1(a) are referred to as the “Disbursement.” (b) No Re-Borrowing. Amounts borrowed hereunder that are paid, repaid, redeemed and/or prepaid may not be re-borrowed under any circumstance. Section 2.2 Payments; Prepayments; Make Whole Amount; Prepayment Fee. (a) The Borrower shall pay in cash (and/or in Warrants, to the extent applicable pursuant to the terms set forth in Section 2.9) to each of the Lenders its Pro Rata Share (i) of the outstanding principal amount of the Obligations and all other Obligations on the earlier (such earlier date, the “Facility Termination Date”) of (i) the Maturity Date and (ii) the date the principal amount of the Obligations is declared to be or automatically becomes due and payable following an Event

25 US_153737865v8 of Default. In addition to the foregoing, the outstanding principal amount of the Obligations and all other Obligations shall be paid in accordance with the terms set forth in the Notes. (b) No principal amount of the Loans shall be permitted to be voluntarily prepaid, repaid, redeemed or paid by any Loan Party prior to the Maturity Date (other than pursuant to an Optional Redemption). Notwithstanding the foregoing, if any principal on the Loans is prepaid, repaid, redeemed or paid at any time, for any reason (including as a result of an acceleration of the Loans following the occurrence of an Event of Default, an exercise of any Secured Party’s rights or remedies available under the Facility Documents, upon the consummation of a Change of Control, by any optional prepayment or termination or otherwise, including pursuant to a Major Transaction Redemption, an Optional Redemption or any reduction in any principal on the Loans upon any Major Transaction Conversion or conversion of the Notes or pursuant to Section 2.2(e)), then in addition to the principal amount of the Loans and other Obligations and the issuance of Warrants pursuant to Section 2.9 or issuance of the Conversion Shares (as applicable)), the Borrower shall contemporaneously pay in cash (i) any accrued and unpaid interest owed on such principal, (ii) solely in the case of a prepayment, repayment, redemption or payment (x) following the occurrence of an Event of Default or an exercise of any Secured Party’s rights or remedies available under the Facility Documents, or (y) in connection with a Major Transaction Redemption or an Optional Redemption (which for the avoidance of doubt, does not include any conversion of the Notes into Conversion Shares), the Make Whole Amount and (iii) except in the case of any Major Transaction Conversion in respect of a Company Share Major Transaction, other conversion of the Notes into Conversion Shares (except a Successor Major Transaction, in which case the Exit Fee shall be payable) or payment of the Exercise Price of any Warrant through a reduction of principal as provided in Section 2.2(e), the Exit Fee, in each case, applicable to the principal amount of the Loans so prepaid, repaid, redeemed, paid or otherwise reduced, which Make Whole Amount and Exit Fee shall be deemed an Obligation and shall be fully earned as of the Closing Date. The Exit Fee, as applicable, and Make Whole Amount Fee shall be paid by the Borrower to the Lenders based on their respective Pro Rata Shares of the principal amount of the Loans prepaid, repaid, redeemed, paid or otherwise reduced on the date of such prepayment, repayment, redemption, payment or other reduction. The Parties acknowledge and agree that, in light of the impracticality and extreme difficulty of ascertaining actual damages, the Exit Fee, as applicable, and Make Whole Amount are intended to be reasonable calculations of the actual damages that would be suffered by the Secured Parties as a result of any such prepayment, repayment, redemption, payment, other reduction or termination. The Parties further acknowledge and agree that the Agent and the Lenders would not have entered into this Agreement without the Loan Parties agreeing to pay the Make Whole Amount and Exit Fee in the aforementioned instances. The Parties hereto further acknowledge and agree that the Make Whole Amount and Exit Fee are not intended to act as a penalty or to punish the Borrower or any other Loan Party for any such prepayment, repayment, redemption, payment or other reduction. (c) Each cash payment, repayment, redemption and prepayment by the Borrower or any other Loan Party shall be applied (i) first, to all fees, costs and expenses (including any attorneys’ fees) owed to the Agent under the Facility Documents, (ii) second, ratably to all fees, costs and expenses (including any attorneys’ fees) owed to any Lender under the Facility Documents, (iii) third, ratably to accrued and unpaid interest owed to the Lenders under the Facility Documents, (iv) fourth, ratably to the principal amount of the Loans owed to the Lenders (including any Make Whole Amount and Exit Fee), and (v) fifth, to all other Obligations owing to Agent, any Lender or any other Secured Party, and, with respect to any such Obligations owed to the Lenders,

26 US_153737865v8 shall be allocated among the Lenders in accordance with and in proportion to their respective Pro Rata Shares. (d) Any conversions of the Loans (and Notes evidencing such Loans) by any Lender into Conversion Shares, any prepayments of principal by the Borrower or any other Loan Party (whether in cash or otherwise) or any payment of the Exercise Price (as defined in the applicable Warrant) of any Warrant by reducing the principal amount of the Loans in an amount equal to such Exercise Price, shall be applied against, and reduce, principal repayments required pursuant to Section 2.2(a) with respect to each applicable Lender’s Loans (and Notes evidencing such Loans), in each case, as of the date of such applicable conversion or exercise or applicable cash prepayment until the earlier to occur of (i) the time such principal repayment obligation has been satisfied in full (whether by repayment or as a result of Conversions by the Lenders), and (ii) 5:00 p.m. (New York City time) on the Trading Day immediately preceding the date such principal repayment is due (i.e. following the earlier of clauses (i) and (ii), such conversion or prepayment would be applied against the principal repayment required pursuant to Section 2.2(a)). (e) Notwithstanding the foregoing, any Lender which is also a holder of Warrants may, at such Lender’s sole option, in accordance with the terms of the applicable Warrant, pay the Exercise Price (as defined in the applicable Warrant) by reducing the principal amount of such Lender’s Loans in an amount equal to such Exercise Price, in connection with a Note Exchange Exercise (as defined in the applicable Warrant) and in accordance with Section 2(d) of the applicable Warrant. For the avoidance of doubt and notwithstanding anything to the contrary contained herein, the reduction of principal set forth in this Section 2.2(e) does not constitute and is not associated with the issuance of a new warrant or with the payment of a Make Whole Amount. Section 2.3 Payment Details. All payments, prepayments, redemptions and repayments of the Obligations by the Borrower or any other Loan Party hereunder and under any of the other Facility Documents shall be made to the applicable Secured Party for the benefit of the recipient of such payment and shall be made without setoff or counterclaim. Payments, prepayments, redemptions and repayments of any amounts and other Obligations due to Agent, the Lenders or the other Secured Parties under this Agreement or the other Facility Documents shall be made in cash in Dollars in immediately available funds prior to 2:00 p.m. (New York City time) on the date that any such payment is due, using the wire information or address for the Agent or such applicable Lender that is set forth on Schedule 2.3 or at such other bank or place as the Agent or such applicable Lenders shall from time to time designate in writing at least three (3) Business Days prior to the date such payment is due (or for any other Secured Party at such bank or place as such Secured Party shall from time to time designate in writing). Any payment received by the Agent, any Lender or any other Secured Party after such time may, in Agent’s or such applicable Lender’s or Secured Party’s discretion, be deemed to have been made on the following Business Day. The Borrower shall pay all and any fees, costs and expenses (administrative or otherwise) imposed by banks, clearing houses or any other financial institutions in connection with making any payments under any of the Facility Documents. Section 2.4 Taxes. (a) Any and all payments hereunder or pursuant to any other Facility Document shall be made free and clear of and without deduction for Taxes except as required by Applicable Law. If any Loan Party shall be required by Applicable Law to deduct or withhold any Taxes from or in respect of any sum payable hereunder or pursuant to any other Facility Document, (i) such Loan Party shall be entitled to make such deductions or withholding, (ii) such Loan Party shall pay the full amount deducted or withheld to the applicable Governmental Authority in accordance with Applicable Law, and (iii) to the extent that the deduction or withholding is made on account of

27 US_153737865v8 Indemnified Taxes, the sum payable by the applicable Loan Party shall be increased by as much as shall be necessary so that after making all required deductions or withholdings of Indemnified Taxes (including deductions or withholdings of Indemnified Taxes applicable to additional sums payable under this Section 2.4), each Lender or Agent shall receive an amount equal to the sum it would have received had no such deductions or withholdings of Indemnified Taxes been made (any and all such additional amounts payable being hereinafter referred to as “Additional Amounts”). As soon as practicable, but in any event within thirty (30) days, after the date of any payment of such Taxes, the applicable Loan Party shall furnish to the applicable Lender or Agent the original or a certified copy of a receipt evidencing payment thereof or other evidence of such payment reasonably satisfactory to such Lender. (b) In addition, the Loan Parties shall pay all Other Taxes to the applicable Governmental Authority in accordance with Applicable Law. Within thirty (30) days after the date of any payment of Other Taxes by any Loan Party, the Borrower shall furnish to the applicable Lender or Agent the original or a certified copy of a receipt evidencing payment thereof or other evidence of such payment reasonably satisfactory to such Lender or Agent. (c) The Borrower shall indemnify, within ten (10) days after receipt of demand therefor, each Lender or Agent for all Indemnified Taxes (including all Indemnified Taxes imposed on amounts payable under this Section 2.4(c)) paid or payable by such Lender or Agent, and any reasonable expenses arising therefrom or relating thereto, whether or not such Indemnified Taxes were correctly or legally asserted. A certificate of the applicable Lender or Agent setting forth the amounts to be paid thereunder and delivered to the Borrower shall be absolute, conclusive and binding, absent manifest error. (d) (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Facility Document shall deliver to the Borrower and the Agent, at the time or times reasonably requested by the Borrower or the Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Agent, shall deliver such other documentation reasonably requested by the Borrower or the Agent as will enable the Borrower or the Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding the foregoing, except for the documentation required to be provided by such Lender pursuant to Section 2.4(d)(ii), a Lender shall not be required to provide any information or documentation with respect to its investors that such Lender in its reasonable judgment determines such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing: (A) Each Lender that is a United States person (as such term is defined in Section 7701(a)(30) of the Code) (“U.S. Person”) shall, on or before the date on which the Lender becomes a party to this Agreement, provide to Borrower a properly completed and executed IRS Form W-9 certifying that such Lender is not subject to backup withholding tax. (B) Each Lender that is not a U.S. Person (a “Foreign Lender”) shall, on or before the date on which such Foreign Lender becomes a party to this Agreement, provide Borrower and the Agent with a properly completed and executed IRS Form W-8ECI, W-8BEN, W-8BEN-E, W-8IMY or other applicable forms (together with any required supporting documentation), or any other applicable certificate or document

28 US_153737865v8 reasonably requested by the Borrower, and, if such Foreign Lender is relying on the portfolio interest exception of Section 871(h) or Section 881(c) of the Code (or any successor provision thereto), shall also provide the Borrower and the Agent with a certificate (the “Portfolio Interest Certificate”) representing that such Foreign Lender is not a “bank” for purposes of Section 881(c) of the Code (or any successor provision thereto), is not a 10% holder of the Borrower described in Section 871(h)(3)(B) of the Code (or any successor provision thereto), and is not a controlled foreign corporation receiving interest from a related person (within the meaning of Sections 881(c)(3)(C) and 864(d)(4) of the Code or any successor provisions thereto). If the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a Portfolio Interest Certificate on behalf of such direct or indirect partners. Each Lender shall provide new forms (or successor forms) as reasonably requested by the Borrower or the Agent from time to time and shall notify the Borrower in writing within a reasonable time after becoming aware of any event requiring a change in the most recent forms previously delivered by such Lender to the Borrower. The Agent shall provide (and, at all times be eligible to provide) t the Borrower a valid and duly completed IRS Form W-9 establishing that it is not subject to US backup withholding. (e) If a payment to a Lender under this Agreement would be subject to U.S. federal withholding tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA, such Lender shall deliver to the Borrower and the Agent, at the times prescribed by law or as reasonably requested by the Borrower or the Agent, such documentation as is required in order for the Borrower or the Agent to comply with its obligations under FATCA, to determine that such Lender has or has not complied with its obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 2.4(e), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (f) Each Lender and Agent agrees that if it becomes aware that any form or certification it previously delivered has become inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Agent in writing of its legal inability to do so. (g) If a Lender or the Agent determines, in its sole discretion exercised in good faith, that it has received a refund of any Indemnified Taxes as to which it has been indemnified pursuant to this Section 2.4 (including by the payment of Additional Amounts), such Lender or the Agent shall promptly pay such refund (but only to the extent of indemnity payments made or Additional Amounts paid under this Section 2.4 with respect to the Taxes refunded) to the Borrower, net of all out-of-pocket expense (including any Taxes imposed thereon) of such Lender or the Agent incurred in obtaining such refund or making such payment, provided that the Borrower, upon the request of such Lender or the Agent, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to such Lender or the Agent if such Lender or the Agent is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 2.4(g), in no event shall a Lender or the Agent be required to pay any amount to the Borrower pursuant to this Section 2.4(g), the payment of which would place such Lender or the Agent in a less favorable net after-Tax position than such Lender or the Agent would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted or otherwise imposed and the indemnification payments with respect to such Tax had never been paid. Nothing in this Section 2.4(g) shall require any Lender to disclose any information it deems confidential (including its tax returns) to any Person, including the Borrower.

29 US_153737865v8 (h) Notwithstanding anything else in this Agreement, in no event will any Loan Party be required to pay any Additional Amounts or other indemnity payment under this Section 2.4 with respect to withholding or other Taxes (other than Other Taxes) required in respect of the ownership or disposition of the Conversion Shares, the Warrant, the Warrant Shares, the Registration Rights Agreement or any substantially similar equity interest in the Borrower. Section 2.5 Costs, Expenses and Losses. If, as a result of any failure by the Borrower or any other Loan Party to pay any sums or Obligations due under this Agreement or any other Facility Document on the due date therefor (after the expiration of any applicable grace periods, but without giving effect to any grace period after the occurrence of an Event of Default of the type set forth in Section 8.1(d)), any Secured Party shall incur costs, expenses and/or losses, by reason of the liquidation or redeployment of deposits from third parties or in connection with obtaining funds to make or maintain the Loans, the Borrower shall pay to such Secured Party upon request by such Secured Party, the amount of such costs, expenses and/or losses within fifteen (15) days after receipt by the Borrower of a certificate from such Secured Party setting forth in reasonable detail such costs, expenses and/or losses, along with supporting documentation. For the purposes of the preceding sentence, “costs, expenses and/or losses” shall include any interest paid or payable to carry any unpaid amount and any loss, premium, penalty or expense that may be incurred in obtaining, liquidating or employing deposits of or borrowings from third parties and/or third Persons in order to make, maintain or fund the Loans or any portion thereof. Section 2.6 Interest. From and after the Closing Date, the outstanding principal amount of the Loans, any overdue interest and any other amounts and Obligations shall bear interest at the Interest Rate (calculated on the basis of the actual number of days elapsed in each month based on a year of 360 days). Interest shall be paid in cash quarterly in arrears commencing on October 1, 2022 and on the first Business Day of each January, April, July and October thereafter (each, an “Interest Payment Date”). Notwithstanding the foregoing or anything to the contrary contained herein, on the date any principal amount of the Loans is prepaid, repaid, redeemed, reduced or paid, or required to be prepaid, repaid, redeemed, reduced or paid (each such date being deemed an Interest Payment Date), for any reason hereunder (on the Maturity Date or otherwise), including a conversion under any of the Notes, all accrued but unpaid interest on such principal amount shall be payable in cash. Section 2.7 Interest on Late Payments; Default Interest. (a) Without limiting the remedies available to the Secured Parties under the Facility Documents or otherwise, to the maximum extent permitted by Applicable Law, if the Borrower or any other Loan Party fails to make a required payment of principal or interest on any Loan or make a required payment of any other Obligation when due (in each case, subject to any cure period provided for in Section 8.1(a)), the Borrower shall pay, in respect of such principal, interest and other Obligations, interest thereon at the rate per annum equal to the Interest Rate plus ten percent (10%) for so long as such payment remains outstanding. Such interest shall be payable in cash on demand. (b) At the election of the Required Lenders while any Event of Default exists (or automatically while any Event of Default under Section 8.1(a) or 8.1(d) exists), the Borrower shall pay interest (after as well as before entry of judgment thereon to the extent permitted by Applicable Law) on the Obligations (other than Obligations on which interest is payable at the rate set forth in Section 2.7(a)), if any, from and after the date of occurrence of such Event of Default, at a rate per annum equal to the Interest Rate then in effect for the Loans, plus two percent (2.0%). Such interest shall be payable in cash on demand.

30 US_153737865v8 Section 2.8 Exit Fee. Notwithstanding anything to the contrary in the Facility Documents, at the time any of the Loans are paid, repaid, discharged, redeemed or prepaid (whether before, at the time of or after the Maturity Date or any acceleration, bankruptcy or Optional Redemption, Major Transaction Redemption or otherwise) or upon a Successor Major Transaction Conversion, the Borrower shall pay to each Lender its Pro Rate Share of a non-refundable exit fee (the “Exit Fee”) equal to 1.95% of the amount of Loans so paid, repaid, redeemed, discharged or prepaid pursuant to the terms of the Notes; provided, however, that no Exit Fee shall be payable upon any Major Transaction Conversion in respect of a Company Share Major Transaction, other conversion of the Notes into Conversion Shares (except for a Successor Major Transaction Conversion) or payment of the Exercise Price of any Warrant through a reduction of principal as provided in Section 2.2(e). The Exit Fee is fully earned on the date hereof and shall be due and payable in cash upon each such payment, repayment, redemption or prepayment of the applicable Loans. Section 2.9 Warrants. (a) On each date any principal amount of any of the Loans is paid, repaid, redeemed or prepaid at any time prior to the Maturity Date (including upon any acceleration, bankruptcy, Optional Redemption or otherwise but, for the avoidance of doubt not pursuant to (x) a Major Transaction Redemption, (y) conversion of the Notes into Conversion Shares or Major Transaction Conversion (as such term is defined in the Notes) or (z) any reduction of principal pursuant to Section 2.2(e)), the Borrower shall issue to the Lender whose Loan is paid, repaid, redeemed or prepaid a warrant to purchase an aggregate amount of Conversion Shares into which such principal amount was convertible immediately prior to such payment, repayment, redemption or prepayment at the then Conversion Price then in effect pursuant to the terms (computed without regard to any limitations on conversion thereof) of the Note and at an exercise price per share equal to such Conversion Price then in effect, such warrant to be in substantially the form of Exhibit C and with an expiration date of the Maturity Date (each, a “Warrant” and, collectively, the “Warrants”). Each Warrant shall include a Cap Allocation Amount determined in accordance with Section 2(l) of the Note being paid, repaid, redeemed or prepaid. (b) Notwithstanding anything herein to the contrary, the class of Common Stock issuable upon exercise of each of the Warrants shall (but, without duplication of any adjustment to the Conversion Price that is reflected in the number of shares underlying such Warrants at the time of their issuance) be adjusted to reflect any adjustments in the number of shares or class of Common Stock into which such Warrant is exercisable that would have taken effect pursuant to the terms of such Warrant had such Warrant been issued on the Closing Date and remained outstanding through the date of such issuance. Section 2.10 Return of Payments. (a) Each Lender hereby agrees that, if the Agent or any subagent pays an amount to a Lender under this Agreement in the belief or expectation that a related payment has been or will be received by the Agent or subagent from the Borrower and such related payment is not received by the Agent or subagent, then the Agent or subagent will be entitled to recover such amount from such Lender on demand without setoff, counterclaim or deduction of any kind. (b) If the Agent or subagent (x) notifies a Lender, or any Person who has received funds on behalf of a Lender (any such Lender or other recipient (and each of their respective successors and assigns), a “Payment Recipient”) that the Agent or subagent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (c) that any funds (as set forth in such notice from the Agent or subagent) received by such Payment Recipient from Agent, the subagent or any of their Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received

31 US_153737865v8 by, such Payment Recipient (whether or not known to such Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and (y) demands in writing the return of such Erroneous Payment (or a portion thereof) (provided, that, without limiting any other rights or remedies (whether at law or in equity), the Agent or subagent may not make any such demand under this clause (b) with respect to an Erroneous Payment unless such demand is made within ninety (90) Business Days of the date of receipt of such Erroneous Payment by the applicable Payment Recipient), such Erroneous Payment shall at all times remain the property of the Agent or subagent pending its return or repayment as contemplated below in this Section 2.10 and held in trust for the benefit of the Agent or subagent, and such Lender shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two (2) Business Days thereafter (or such later date as the Agent or subject may, in its sole discretion, specify in writing), return to the Agent or subagent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon (except to the extent waived in writing by the Agent or subagent) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Agent or subagent in same day funds at the greater of the Federal Funds Rate and a rate determined by the Agent or subagent in accordance with banking industry rules on interbank compensation from time to time in effect, and to the extent permitted by applicable law, such Payment Recipient shall not assert any right or claim to the Erroneous Payment, and hereby waives any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Agent or subagent for the return of any Erroneous Payments received, including, without limitation, waiver of any defense based on “discharge for value” or any similar theory or doctrine. A notice of the Agent or subagent to any Payment Recipient under this clause (b) shall be conclusive, absent manifest error. (c) Without limiting immediately preceding clause (b), each Payment Recipient agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Agent or subagent (or any of their Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment sent by the Agent or subagent (or any of their Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Agent or subagent (or any of their Affiliates), or (z) that such Payment Recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each such case: (i) it acknowledges and agrees that (1) in the case of immediately preceding clauses (x) or (y), an error and mistake shall be presumed to have been made (absent written confirmation from the Agent or subagent to the contrary) or (2) an error and mistake has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and (ii) such Lender shall (and shall use commercially reasonable efforts to cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one (1) Business Day of its knowledge (or deemed knowledge) of the occurrence of any of the circumstances described in immediately preceding clauses (x), (y) and (z)) notify the Agent or subagent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Agent or subagent pursuant to this clause (c), and upon demand from the Agent or subagent, it shall promptly, but in all events no later than one (1) Business Day thereafter, return to the Agent or subagent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Agent or subagent in same day funds at the greater of the Federal Funds Rate and a rate

32 US_153737865v8 determined by the Agent or subagent in accordance with banking industry rules on interbank compensation from time to time in effect. (d) Each Lender hereby authorizes the Agent or subagent to set off, net and apply any and all amounts at any time owing to such Lender under any Loan Document, or otherwise payable or distributable by the Agent or subagent to such Lender under any Loan Document with respect to any payment of principal, interest, fees or other amounts, against any amount that the Agent or subagent has demanded to be returned under immediately preceding clause (b). (e) (A) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Agent or subagent for any reason, after demand therefor in accordance with immediately preceding clause (b), from any Lender that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (and without limiting the Agent’s or subagent’s rights and remedies under this Section 2.10) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), the Agent or subagent shall be subrogated to all the rights of such Lender with respect to such amount, and an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower. (f) In addition to any rights and remedies of the Agent or subagent provided by law, the Agent or subagent shall have the right, without prior notice to any Lender, any such notice being expressly waived by such Lender, to the extent permitted by applicable law, with respect to any Erroneous Payment for which a demand has been made in accordance with this Section 2.10 and which has not been returned to the Agent or subagent, to set off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final but excluding trust accounts), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Agent or subagent or any of their Affiliate, branch or agency thereof to or for the credit or the account of such Lender. The Agent and subagent agrees promptly to notify the Lender after any such setoff and application made by the Agent or subagent; provided, that the failure to give such notice shall not affect the validity of such setoff and application. (g) The parties hereto agree that (x) irrespective of whether the Agent or subagent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Agent or subagent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Lender, to the rights and interests of such Lender, as the case may be) under the Loan Documents with respect to such amount (the “Erroneous Payment Subrogation Rights”) and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Loan Party; provided that this Section 2.10 shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of the Borrower relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such Erroneous Payment not been made by the Agent or subagent; provided, further, that for the avoidance of doubt, immediately preceding clauses (x) and (y) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Agent or subagent from Borrower for the purpose of paying, repaying, discharging, or otherwise satisfying any Obligations. (h) To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Agent or subagent

33 US_153737865v8 for the return of any Erroneous Payment received, including, without limitation, any defense based on “discharge for value” or any similar doctrine. (i) Each party’s obligations, agreements and waivers under this Section 2.10 shall survive the resignation or replacement of the Agent or subagent, any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF THE LOAN PARTIES In order to induce the Lenders to make the Loans pursuant to this Agreement and to induce Agent and the Lenders to enter into this Agreement, the Loan Parties, jointly and severally, represent and warrant on (i) the Closing Date (ii) each Disbursement Date, and (iii) each date such representation or warranty is remade or deemed remade in any Facility Document, in each case, that: Section 3.1 No Default. No Default or Event of Default has occurred or will result from the transactions contemplated by the Facility Documents. Section 3.2 Solvency. On the Closing Date (both before and after giving effect to the Transactions) and on each Disbursement Date (both before and after giving effect to such Disbursement and the use of proceeds thereof), each Loan Party (a) is Solvent and (b) has not taken action, and, to its knowledge, no action has been taken by a third party, for the winding up, dissolution or liquidation or similar executory or judicial proceeding in respect of, any Loan Party or for the appointment of a liquidator, custodian, receiver, trustee, administrator or other similar officer for any Loan Party or any or all of its assets or revenues. Section 3.3 Enforceability. This Agreement and each other Facility Document constitutes (or, in the case of each of the Warrants when issued, will constitute), a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, except as the enforcement hereof or thereof may be limited by insolvency, bankruptcy, reorganization, moratorium or other similar Applicable Laws affecting creditors rights generally or by general equitable principles (whether considered in a proceeding in equity or at law). Section 3.4 Existence, Qualification and Power. Each Loan Party and, to the knowledge of any Loan Party, each PA Entity is validly existing as a corporation, limited liability company or limited partnership, as applicable, and is in good standing (to the extent such concept is applicable in the relevant jurisdiction) under the laws of the jurisdiction of its incorporation, organization or formation, as applicable. Each Loan Party and, to the knowledge of any Loan Party, each PA Entity, (a) has full power and authority (and all Authorizations) to (i) own its assets, conduct its business and operate its facilities and (ii) with respect to each of the Loan Parties, to (A) issue the Securities in accordance with the Facility Documents, (B) enter into, execute, deliver and perform its obligations under, the Facility Documents, including the issuance of the Securities and the reservation for issuance of the Conversion Shares and the Warrant Shares and (C) consummate the transactions contemplated under the Facility Documents, and (b) is duly qualified as a foreign corporation, limited liability company or limited partnership, as applicable, and licensed and in good standing, under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license, except, in each case of this clause (b), where the failure to be so qualified, licensed or in good standing could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Section 3.5 Litigation. No Proceeding is pending before or, to the knowledge of the Loan Parties, threatened by, any Governmental Authority (a) to which any Loan Party and, to the knowledge of any Loan

34 US_153737865v8 Party, any PA Entity, is a party, (b) that purports to affect or pertain to the Facility Documents, the Transactions or the other transaction contemplated hereby or thereby or (c) that has as the subject thereof any assets owned by any Loan Party or any of its Subsidiaries, or, to the knowledge of any Loan Party, any PA Entity, in each case, that could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any other Facility Document or directing that the transactions provided for herein or therein not be consummated as herein or therein provided. None of the TOI Parties or any of the directors (or equivalent persons) or officers of any TOI Party or any of its Subsidiaries has been the subject of any investigation by the SEC or any other Governmental Authority regarding any securities-law matter of otherwise involved (as a plaintiff, defendant, witness or otherwise) in securities- related litigation or other securities-related Proceedings during the past five (5) years. Section 3.6 Corporate Authorization; Conflicts. This Agreement and the other Facility Documents have been duly authorized, executed and delivered by each Loan Party and, to the extent applicable, the holders of the Borrower’s Stock. The execution, delivery and performance of the Facility Documents by each Loan Party party thereto and the consummation of the transactions contemplated herein and therein will not (a) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien (other than pursuant to the Facility Documents) upon any assets of any TOI Party pursuant to, any agreement, document or instrument to which such Loan Party is a party or by which any Loan Party is bound or to which any of the assets or property of any Loan Party is subject (including any PA Document), except, with respect to this clause (a), as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (b) result in (x) any violation, or conflict with any, of the provisions of the Organizational Documents or (y) any material violation of, or conflict in any material respect, any of the provisions of the PA Documents, (c) result in the violation of any Applicable Law, except, with respect to this clause (c), as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (d) result in the violation of any judgment, order, rule, corporate integrity agreement, regulation, determination or decree of any Governmental Authority, or (e) affect any TOI Party’s or any Subsidiary of a TOI Party’s right to receive, or reduce the amount of, payments and reimbursements from Third Party Payors, or materially adversely affect any Health Care Permit of itself or any TOI Party. Section 3.7 Governmental Authorizations. (a) (i) Each Loan Party and, to the knowledge of any Loan Party, each PA Entity, holds, and is operating in compliance in all respects with, all franchises, grants, Authorizations, licenses, permits, easements, consents, certificates and orders of any Governmental Authority (collectively, “Required Authorizations”) required for the conduct of its business as currently conducted, and (ii) all Required Authorizations are valid and in full force and effect, except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect and (b) no Authorization of, or registration, notice or filing with, any Governmental Authority is required for (i) the execution, delivery and performance of any of the Facility Documents, and (ii) the consummation by any Loan Party of the Transactions or the other transactions contemplated hereby or thereby, except for (A) such as have already been obtained or made prior to the Closing Date that are in full force and effect, (B) those required in connection with the exercise of remedies in respect of the Collateral, (C) other filings the failure of which to obtain or make, individually or in the aggregate, has not had and could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (D) pursuant to applicable federal and state securities laws, rules and regulations that are expressly contemplated by Section 6.8 and by the Registration Rights Agreement, and (E) filings expressly contemplated by the Security Documents. Section 3.8 Ownership of Real Estate and Personal Property. As of the Closing Date, the Real Estate listed in Schedule 3.8 constitutes all of the Real Estate owned or leased by each Loan Party and each of its Subsidiaries. Each Loan Party has good and marketable title to all of its material assets and property

35 US_153737865v8 free and clear of all Liens, except Permitted Liens. Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, the property held under lease by each Loan Party is held under valid, subsisting and enforceable leases with only such exceptions with respect to any particular lease as do not interfere in any material respect with the conduct of the business of such Loan Party. Section 3.9 Intellectual Property. To the knowledge of each Loan Party, each Loan Party and its Subsidiaries owns, licenses or otherwise has the right to use all Intellectual Property that is necessary and material for the operation of its businesses as currently conducted. To the knowledge of each Loan Party, (a) the conduct and operations of the businesses of each Loan Party and its Subsidiaries do not infringe any Intellectual Property owned by any other Person in a manner that could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect and (b) except as set forth on Schedule 3.9, as of the Closing Date, no other Person has contested any right, title or interest of any Loan Party or any of its Subsidiaries in, or relating to, any Intellectual Property owned by such Loan Party or Subsidiary, other than as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Except as set forth on Schedule 3.9, as of the Closing Date, (x) there are no material Proceedings pending (or, to the knowledge of any Loan Party, threatened in writing) affecting any Loan Party or any of its Subsidiaries with respect to, (y) no judgment or order regarding any such claim has been rendered by any competent Governmental Authority with respect to and (z) no settlement agreement or similar agreement has been entered into by any Loan Party or any of its Subsidiaries (that would limit, cancel or challenge the validity of any Loan Party’s or any of its Subsidiaries’ rights in any Intellectual Property owned by such Loan Party or Subsidiary) with respect to, any such infringement, other than as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Section 3.10 Taxes. All U.S. federal, state and local income and franchise and other material Tax returns, reports and statements (collectively, the “Tax Returns”) required to be filed by any Tax Affiliates have been filed with the appropriate Governmental Authorities, all such Tax Returns are true and correct in all material respects, and all Taxes, assessments and other governmental charges and impositions reflected therein or otherwise due and payable (including in such Person’s capacity as a withholding agent) have been paid prior to the date on which any material Liability may be added thereto for non-payment thereof except for those contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves are maintained on the books of the appropriate Tax Affiliate in accordance with GAAP. Section 3.11 Service and Product Agreements. Other than customary and non-exclusive field marketing agreements, no Loan Party has granted rights to market or sell its services or products to any other Person, and is not bound by any agreement that affects the exclusive right of each Loan Party to develop, license, market or sell its services or products. Section 3.12 Compliance with Laws. Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, each Loan Party and, to the knowledge of any Loan Party, each PA Entity, is in compliance with all Applicable Laws (including Health Care Laws) and Authorizations. Section 3.13 SEC Documents. The Borrower has filed, through the SEC’s Electronic Data Gathering, Analysis, and Retrieval system (or successor thereto) (“EDGAR”), all of the SEC Documents within the time frames prescribed by the SEC (including any available grace periods and extensions authorized by the SEC) for the filing of such SEC Documents such that each filing was timely filed with the SEC. As of their respective dates, or to the extent corrected by a subsequent restatement filed prior to the date that this representation is made, each of the SEC Documents complied in all material respects with the requirements of the Securities Act and/or the Exchange Act (as applicable) and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents. None of the SEC Documents, at the time filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required

36 US_153737865v8 to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Since the filing of the SEC Documents, no event has occurred that would require an amendment or supplement to any of the SEC Documents and as to which such an amendment or a supplement has not been filed and made publicly available on EDGAR on or prior to the date this representation is made. The Borrower has not received any written comments from the SEC staff that have not been resolved, to the knowledge of the Borrower, to the satisfaction of the SEC staff. Section 3.14 Financial Statements; Financial Condition. (a) As of their respective dates, the consolidated financial statements of the Borrower and its Subsidiaries included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC (including Regulation S-X) with respect thereto. Such financial statements have been prepared in accordance with GAAP (subject, in the case of unaudited quarterly financial statements, to normal year-end adjustments that are not material individually or in the aggregate), and fairly present in all material respects the consolidated financial position of the Borrower and its Subsidiaries as of the dates thereof and the consolidated results of their operations, cash flows and changes in stockholders equity for the periods specified. (b) There are no material off-balance sheet arrangements or any relationships with unconsolidated entities or other Persons that (i) may have a material current or, to any of the Loan Parties’ or any of their Subsidiaries’ knowledge, material future effect on any Loan Party’s or any of its Subsidiaries’ financial condition, results of operations, liquidity, capital expenditures, capital resources or significant components of revenue or expenses or (ii) that are required to be disclosed by the Borrower in the SEC Documents that have not been so disclosed in the SEC Documents. (c) The accounting firm that expressed its opinion with respect to the consolidated financial statements included in the Borrower’s most recently filed annual report on Form 10-K, and reviewed the consolidated financial statements included in the Borrower’s most recently filed quarterly report on Form 10-Q, was independent of the Borrower pursuant to the standards set forth in Rule 2-01 of Regulation S-X promulgated by the SEC and as required by the applicable rules and guidance of the Public Company Accounting Oversight Board (United States), and such firm was otherwise qualified to render such opinion under Applicable Law and the rules and regulations of the SEC. (d) Neither the Borrower nor any of its Subsidiaries is required to file or will be required to file any agreement, note, lease, mortgage, deed or other instrument entered into prior to the date this representation is made and to which the Borrower or any of its Subsidiaries is a party or by which the Borrower or any of its Subsidiaries is bound that has not been previously filed as an exhibit (including by way of incorporation by reference) to the Borrower’s reports filed with the SEC under the Exchange Act. Other than (i) the liabilities assumed or created pursuant to this Agreement and the other Facility Documents, (ii) liabilities accrued for in the latest balance sheet included in the Borrower’s most recent periodic report (on Form 10- Q or Form 10-K) filed prior to the date this representation is made (the date of such balance sheet, the “Latest Balance Sheet Date”) and (iii) liabilities incurred in the ordinary course of business since the Latest Balance Sheet Date, the Borrower and its Subsidiaries do not have any other liabilities (whether fixed or unfixed, known or unknown, absolute or contingent, asserted or unasserted, choate or inchoate, liquidated or unliquidated, or secured or unsecured, and regardless of when any Proceeding with respect thereto is instituted). (e) The pro forma financial statements included in the SEC Documents (including by way of incorporation by reference) comply, in all material respects, with the applicable requirements of Regulation S-X promulgated by the SEC, the assumptions used in preparing such pro forma financial statements provide a reasonable basis for presenting the significant effects directly attributable to the transactions or

37 US_153737865v8 events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts. (f) Since the Latest Balance Sheet Date, (i) there has been no Material Adverse Effect or any event or circumstance that could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect and (ii) no Loan Party nor any of its Subsidiaries has sold any material assets, or entered into any material transactions, outside of the ordinary course of business, and (iii) the Borrower has not declared, paid or made any dividends or other distributions to holders of its Stock. (g) All financial performance projections included in any SEC Document or otherwise publicly disclosed by the Borrower represent the Borrower’s good faith estimate of future financial performance and are based on assumptions believed by the Borrower to be fair and reasonable in light of current market conditions, it being acknowledged and agreed by Agent and the Lenders that projections as to future events are not to be viewed as facts and that the actual results during the period or periods covered by such projections may differ from the projected results and such differences may be material. Section 3.15 Accounting Controls. Each Loan Party and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management’s general or specific authorizations, (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (c) access to assets or incurrence of liability is permitted only in accordance with management’s general or specific authorization and (d) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any differences. The Borrower and its Subsidiaries have (i) timely filed and made publicly available on EDGAR all certifications, statements and documents required by (1) Rule 13a-14 or Rule 15d- 14 under the Exchange Act. The Borrower and its Subsidiaries maintain disclosure controls and procedures required by Rule 13a-15 or Rule 15d-15 under the Exchange Act; such controls and procedures are effective to ensure that the information required to be disclosed by the Borrower and its Subsidiaries in the reports that they file with or submit to the SEC (A) is recorded, processed, summarized and reported accurately within the time periods specified in the SEC’s rules and forms and (ii) is accumulated and communicated to the Borrower’s (and, to the extent applicable, its Subsidiaries’) management, including its or their principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure. The Borrower and its Subsidiaries maintain internal control over financial reporting required by Rule 13a-15 or Rule 15d-15 under the Exchange Act; such internal control over financial reporting is effective and does not contain any material weaknesses. Section 3.16 ERISA. Except as set forth on Schedule 3.16, as of the Closing Date, no Loan Party or any of their respective Subsidiaries maintains, contributes to, has an obligation to contribute to or has any present intention to contribute to, any Title IV Plan or Multiemployer Plan; nor has any Loan Party or any of their Subsidiaries taken any steps towards adopting or amending any Title IV Plan or contributing to or incurring liability under a Multiemployer Plan. Except for those that could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (a) each Employee Benefit Plan, and each trust thereunder, intended to qualify for tax exempt status under Section 401 or 501 of the Code or other Laws so qualifies, (b) each Employee Benefit Plan is in compliance with applicable provisions of ERISA, the Code and other Laws, (c) there are no existing or pending (or to the knowledge of any Loan Party or any Subsidiary of a Loan Party, threatened) Proceedings (other than routine claims for benefits in the normal course) or investigation involving any Employee Benefit Plan to which any Loan Party or any Subsidiary of a Loan Party incurs or otherwise has or could have an obligation or any Liability and (d) no ERISA Event has occurred or is reasonably expected to occur. On the Closing Date, no ERISA Event has

38 US_153737865v8 occurred in connection with which material obligations or material Liabilities of a Loan Party or a Subsidiary of a Loan Party remain outstanding. Section 3.17 Subsidiaries. As of the Closing Date, (a) all of the Subsidiaries of the Borrower and all joint ventures and other partnerships in which any Loan Party or any of their Subsidiaries own Stock and all PA Entities and their Subsidiaries are identified on Schedule 3.17, (b) the Stock of the Borrower and each of its Subsidiaries identified on Schedule 3.17 is duly authorized, validly issued, fully paid and non- assessable (to the extent applicable thereto) and none of such Stock constitutes Margin Stock and (c) Schedule 3.17 correctly sets forth the ownership interest of each of the Borrower’s Subsidiaries in each of the Subsidiaries identified therein. All outstanding Stock of each Subsidiary of the Borrower is owned beneficially and of record by a Loan Party or a Subsidiary of a Loan Party, free and clear of all Liens other than (i) those in favor of Agent, for the benefit of the Secured Parties and (ii) Permitted Liens. Section 3.18 Shares of Stock. All of the issued and outstanding shares of capital stock of the Borrower and its Subsidiaries are duly authorized and duly and validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state and foreign securities laws and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities that have not been waived in writing. The Borrower has reserved for issuance a number of shares of Common Stock sufficient to cover all shares issuable upon conversion of, or otherwise pursuant to, the Notes (the “Conversion Shares”) and upon the exercise of, or otherwise pursuant to, the Warrants (the “Warrant Shares”) computed without regard to any limitations on the number of shares that may be issued on conversion or exercise, as the case may be). Upon the issuance in accordance with the terms of the Facility Documents (including the Notes), the holders of the Warrants and Notes will be entitled to the rights set forth in the Warrants and Notes. The Warrant Shares issuable upon any exercise of the Warrants and the Conversion Shares issuable upon conversion of the Notes ), in each case, have been duly authorized and, when issued upon any such conversion, as applicable, will be duly and validly issued, fully paid and non- assessable and free from all taxes and Liens with respect to the issue thereof, with the holders thereof being entitled to all rights accorded to a holder of Common Stock, and will not be issued in violation of, or subject to, any preemptive or similar rights of any Person. All of the authorized, issued and outstanding shares of Stock of the Borrower and each of its Subsidiaries (and, and in the case of its Subsidiaries, the holders thereof) are set forth in Schedule 3.18, and, except as set forth in Schedule 3.18, there are no (a) Stock options or other Stock incentive plans, employee Stock purchase plans or other plans, programs or arrangements of the Borrower or any of its Subsidiaries under which Stock options, Stock or other Stock- based or Stock-linked awards are issued or issuable to officers, directors, employees, consultants or other Persons, (b) outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable or exercisable for, any Stock of the Borrower or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Borrower or any of its Subsidiaries is or may become bound to issue additional Stock of the Borrower or any of its Subsidiaries, or options, warrants or scrip for rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of Stock of the Borrower or any of its Subsidiaries, (c) agreements or arrangements under which the Borrower or any of its Subsidiaries is obligated to register the sale of any of their Stock or other securities under the Securities Act (except the Registration Rights Agreement), (d) outstanding Stock or other securities or instruments of the Borrower or any of its Subsidiaries that contain any redemption (mandatory or otherwise) or similar provisions, or contracts, commitments, understandings or arrangements by which the Borrower or any of its Subsidiaries is or may become bound to redeem a security of the Borrower or any of its Subsidiaries, (e) Stock or other securities or instruments containing anti-dilution or similar provisions that may be triggered by the issuance of securities of the Borrower or any of its Subsidiaries or (f) stock appreciation rights or “phantom stock” plans or agreements or any similar plans or agreements to which Borrower or any of its Subsidiaries is a party or by which the Borrower or any of its Subsidiaries is otherwise subject or bound. There are no (i)

39 US_153737865v8 stockholders’ agreements, voting agreements or similar agreements to which Borrower or any of its Subsidiaries is a party or by which the Borrower or any of its Subsidiaries is otherwise subject or bound, (ii) preemptive rights or any other similar rights to which any Stock of the Borrower or any of its Subsidiaries is subject or (iii) any restrictions upon the voting or transfer of any Stock of the Borrower or any of its Subsidiaries (other than restrictions on transfer imposed by U.S. federal and state securities laws). The Borrower has received all required consents of its equity holders, warrant holders and other security holders to waive any applicable anti-dilution provision or other adjustment of any other class or series of Stock of the Borrower and of any outstanding warrants or convertible securities if any, that would otherwise be triggered by reason of the issuance of the Warrants or the Warrant Shares or the Notes or the Conversion Shares. The issuance and delivery of the Warrants and Notes do not and, assuming full exercise of the Warrants and/or conversion of the Notes, the exercise of the Warrants and conversion of the Notes will not: (A) require approval from any Governmental Authority; (B) obligate the Borrower to offer to issue, or issue, shares of Common Stock or other securities to any Person (other than the Secured Parties); or (C) result in a right of any holder of the Borrower’s securities to adjust the exercise, conversion, exchange or reset price under, and will not result in any other adjustments (automatic or otherwise) under, any securities of the Borrower. Each Loan Party has furnished to the Agent and each Lender true, correct and complete copies of each Loan Party’s Organizational Documents and any amendments, restatements, supplements or modifications thereto, and all other documents, agreements and instruments containing the terms of all Stock and other securities of each Loan Party, including Stock convertible into, or exercisable or exchangeable for, Common Stock or other Stock of any Loan Party or any of its Subsidiaries, and the material rights of the holders thereof in respect thereto. Section 3.19 Material Agreements. Schedule 3.19 sets forth in true, correct and complete detail all contracts, agreements, leases, instruments and commitments to which any Loan Party or any of its Subsidiaries are a party or by which any of them are bound, that has been, or the Borrower determines (or should reasonably have determined) would be, required to be filed as an exhibit to the SEC Documents pursuant to Item 601(b)(4) or Item 601(b)(10) of Regulation S-K (collectively, the “Material Agreements”). No Loan Party or any of its Subsidiaries is in breach or default under any Material Agreement in any material respect, and, to the knowledge of the Loan Parties, no other party to a Material Agreement is in default or breach thereunder in any material respect. Section 3.20 Use of Proceeds; Margin Stock. The proceeds of the Loans are intended to be and shall be used solely for the purposes set forth in and permitted by Section 6.19. No Loan Party and no Subsidiary of any Loan Party is engaged principally or as one of its important activities in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock. As of the Closing Date, except as set forth on Schedule 3.20, no Loan Party and no Subsidiary of any Loan Party owns any Margin Stock. Section 3.21 Environmental Matters. Except as set forth in Schedule 3.21 and except where any failures to comply could not reasonably be expected to result, individually or in the aggregate, to have a Material Adverse Effect, each Loan Party and each Subsidiary of each Loan Party (a) are and have been in compliance with all applicable Environmental Laws, including obtaining and maintaining all Authorizations and permits required by any applicable Environmental Law, (b) is not party to, and no Real Estate currently (or to the knowledge of any Loan Party previously) owned, leased, subleased, operated or otherwise occupied by or for any such Person is subject to or the subject of, any contractual obligation or any pending or, to the knowledge of any Loan Party, threatened, Proceeding, audit, Lien, demand, dispute or notice of violation or of potential liability or similar notice relating in any manner to any Environmental Law, (c) has not caused a Release of Hazardous Materials at, to or from any Real Estate, (d) does not currently (and, to the knowledge each any Loan Party, did not at any time previously) own, lease, sublease, operate or otherwise occupy no Real Estate that is contaminated by any Hazardous Materials, (e) is not, and has not been, engaged in, and has not permitted any current or former tenant to engage in, operations in

40 US_153737865v8 violation of any Environmental Law and (f) knows of no facts, circumstances or conditions reasonably constituting notice of a violation of any Environmental Law by a Loan Party or any of its Subsidiaries, including receipt of any information request or notice of potential responsibility under the Comprehensive Environmental Response, Compensation and Liability Act or other Environmental Laws. Section 3.22 Investment Company Act. None of any Loan Party, any Person controlling any Loan Party or any Subsidiary of any Loan Party is an “investment company,” within the meaning of the Investment Company Act, or otherwise registered or required to be registered under, the Investment Company Act. Section 3.23 Labor Relations. Except as set forth on Schedule 3.23, as of the Closing Date, (a) there is no collective bargaining or similar agreement with any union, labor organization, works council or similar representative covering any employee of any Loan Party or any of its Subsidiaries or, to the knowledge of any Loan Party, any PA Entity or any of its Subsidiaries, (b) to the knowledge of any Loan Party, no petition for certification or election of any such representative is existing or pending with respect to any employee of any TOI Party or any Subsidiary of any TOI Party and (c) to the knowledge of any Loan Party, no such representative has sought certification or recognition with respect to any employee of any TOI Party or any Subsidiary of any TOI Party. There are no strikes, picketing, work stoppages, slowdowns or lockouts existing, pending (or, to the knowledge of any Loan Party, threatened) against or involving any Loan Party or any of its Subsidiaries or, to the knowledge of any Loan Party, any PA Entity or any of its Subsidiaries, except for those that could not reasonably be expected, in the aggregate, to have a Material Adverse Effect. Section 3.24 Jurisdictions of Organization; Chief Executive Office. Schedule 3.24 lists each Loan Party’s jurisdiction of organization, legal name and organizational identification number, if any, and the location of such Loan Party’s chief executive office or sole place of business, in each case as of the Closing Date, and such Schedule 3.24 also lists all jurisdictions of organization and legal names of such Loan Party for the five years preceding the Closing Date. Section 3.25 Deposit and Other Accounts. Schedule 3.25 lists all banks and other financial institutions securities intermediary or commodity intermediary at which any Loan Party maintains deposit, securities, commodities or similar accounts as of the Closing Date, and such Schedule 3.25 correctly identifies the name, address and any other relevant contact information reasonably requested by Agent or any Lender with respect to each depository or intermediary, the name in which the account is held, a description of the purpose of the account, and the complete account number therefor. Section 3.26 Disclosure. None of the Loan Parties and their Subsidiaries and their respective officers, directors and Affiliates has made any filing with the SEC (other than the SEC Documents), issued any press release or made, distributed, paid for or approved (or engaged any other Person to make or distribute) any other public statement, report, advertisement or communication on behalf of Loan Party or any of its Subsidiaries or otherwise relating to any Loan Party or any of its Subsidiaries that contains any untrue statement of a material fact or omits any statement of material fact necessary in order to make the statements therein, in the light of the circumstances under which they are or were made, not misleading. None of the statements contained in any Facility Document or exhibit, report, statement or certificate furnished by or on behalf of any Loan Party or any of their Subsidiaries in connection with any Facility Document and the Transactions (including the offering and disclosure materials, if any, delivered by or on behalf of any Loan Party to any Secured Party prior to the Closing Date, but excluding any financial performance projections), when taken as a whole, contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not materially misleading as of the time when made or delivered.

41 US_153737865v8 Section 3.27 Certain Federal Regulations. Each Loan Party and each of its Subsidiaries and, to the knowledge of the Loan Parties, each PA Entity and each of its Subsidiaries, in compliance in all material respects with all U.S. economic sanctions laws, executive orders and implementing regulations (“Sanctions”) as administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) and the U.S. State Department. No Loan Party and none of its Subsidiaries and, to the knowledge of the Loan Parties, no PA Entity and none of its Subsidiaries, (a) is a Person on the list of the Specially Designated Nationals and Blocked Persons (the “SDN List”), (b) is a Person who is otherwise the target of U.S. economic sanctions laws such that a U.S. Person cannot deal or otherwise engage in business transactions with such Person, (c) is a Person organized or resident in a country or territory subject to comprehensive Sanctions (a “Sanctioned Country”), or (d) is owned 50% or more or controlled by (including by virtue of such Person being a director or owning voting shares or interests), or, to its knowledge, after due inquiry, acts, directly or indirectly, for or on behalf of, any Person on the SDN List or a government of a Sanctioned Country such that, in the case of each of the foregoing clauses (a) through (d), the entry into, or performance under, this Agreement or any other Facility Document would be prohibited by U.S. law. Each Loan Party and each of its Subsidiaries and, to the knowledge of the Loan Parties, each PA Entity and each of its Subsidiaries is in compliance in all material respects with all applicable laws related to terrorism or money laundering (“Anti-Money Laundering Laws”) including: (i) all applicable requirements of the Currency and Foreign Transactions Reporting Act of 1970 (31 U.S.C. 5311 et. seq., (the Bank Secrecy Act)), as amended by Title III of the USA Patriot Act, (ii) the Trading with the Enemy Act, (iii) Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001 (66 Fed. Reg. 49079), and any other enabling legislation, executive order or regulations issued pursuant or relating thereto and (iv) other applicable federal or state laws relating to “know your customer” or anti- money laundering rules and regulations. No Proceeding by or before any court or Governmental Authority with respect to compliance by any Loan Party or any of its Subsidiaries or, to the knowledge of the Loan Parties, by any PA Entity or any of its Subsidiaries, with any such Anti-Money Laundering Laws is pending or, to the knowledge of each Loan Party and each Subsidiary of each Loan Party, threatened. Each Loan Party and each of its Subsidiaries and, to the knowledge of the Loan Parties, each PA Entity and each of its Subsidiaries, is in compliance in all material respects with all applicable anti-corruption laws, including the U.S. Foreign Corrupt Practices Act of 1977 (“FCPA”) and the U.K. Bribery Act 2010 (“Anti-Corruption Laws”). None of any Loan Party or any of its Subsidiaries, or, to the knowledge of the Loan Parties, any PA Entity or any of its Subsidiaries, nor to the knowledge of any Loan Party or any Subsidiary thereof, any director, officer, agent, employee or other Person acting on behalf of any TOI Party or any Subsidiary of any TOI Party, has taken any action, directly or indirectly, that would result in a violation of applicable Anti-Corruption Laws. Each Loan Party and each of its Subsidiaries and, to the knowledge of the Loan Parties, each PA Entity and each of its Subsidiaries maintains and implements policies and procedures reasonably designed to ensure compliance by each such TOI Parties, their Subsidiaries and their respective directors, officers, employees and agents with Sanctions, Anti-Money Laundering Laws and Anti- Corruption Laws. Section 3.28 Securities Law and Principal Market Matters. (a) The Borrower and its Subsidiaries are in compliance in all material respects with applicable provisions of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder (collectively, “Sarbanes-Oxley”). (b) Neither the Borrower nor any of its Subsidiaries nor, to the Borrower’s knowledge, any director, officer or employee, of the Borrower or any of its Subsidiaries, has received or otherwise obtained any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Borrower or any of its Subsidiaries or its internal accounting controls, including any complaint, allegation, assertion or claim that the Borrower or any of its Subsidiaries has engaged in

42 US_153737865v8 questionable accounting or auditing practices. No attorney representing the Borrower or any of its Subsidiaries, whether or not employed by the Borrower or any of its Subsidiaries, has reported evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Borrower or any of its Subsidiaries or any of their respective officers, directors, employees or agents to the Borrower’s or any of its Subsidiaries’ board of directors (or equivalent governing body) or any committee thereof or to any director (or equivalent person) or officer of the Borrower or any of its Subsidiaries. There have been no internal or SEC investigations regarding accounting or revenue recognition discussed with, reviewed by or initiated at the direction of the chief executive officer, the principal financial officer or the principal accounting officer (in each case, or officer holding such equivalent position) of the Borrower or any of its Subsidiaries, the Borrower’s or any of its Subsidiaries’ board of directors (or equivalent governing body) or any committee thereof. (c) The Borrower is not, and has not since November 12, 2021 been, a “shell company” (as defined in Rule 12b-2 under the Exchange Act) or an issuer of the type identified in Rule 144(i)(1)(i) under the Securities Act, and on November 18, 2021, the Borrower filed with the SEC a Form 8-K that included “Form 10 Information” reflecting its status as an entity that is no longer an issuer of the type identified in Rule 144(b)(1)(i) under the Securities Act. The Borrower is eligible to register the Warrant Shares and the Conversion Shares for resale by the holders thereof on a registration statement on Form S-1 under the Securities Act, and, as of the date of this representation is made, there are no facts, conditions or circumstances that would cause the Borrower not to be eligible to register the Warrant Shares and the Conversion Shares for resale by the holders thereof on a registration statement on Form S-3 under the Securities Act on and after November 18, 2022. The SEC has never issued any stop order or other order suspending the effectiveness of any registration statement filed by the Borrower under the Securities Act or the Exchange Act. (d) Assuming the accuracy of the representations and warranties made by the Lenders in Article 4 of this Agreement, the offer, sale and issuance by the Loan Parties of the Securities are exempt from registration under the Securities Act (pursuant to Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder or otherwise) and applicable state securities laws. (e) None of the Loan Parties, any of its predecessors, any director, executive officer, other officer of any Loan Party participating in the offering of the Securities, any beneficial owner (as that term is defined in Rule 13d-3 under the Exchange Act) of 20% or more of any Loan Party’s outstanding voting equity securities, calculated on the basis of voting power, any “promoter” (as that term is defined in Rule 405 under the Securities Act) connected with any Loan Party at the time this representation is made, any placement agent or dealer participating in the offering of the Securities and any of such agents’ or dealer’s directors, executive officers, other officers participating in the offering of the Securities (each, a “Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”). The Borrower has exercised reasonable care to determine (i) the identity of each person that is a Covered Person and (ii) whether any Covered Person is subject to a Disqualification Event. Each Loan Party has complied in all material respects, to the extent applicable, with its disclosure obligations under Rule 506(e). With respect to each Covered Person, the Borrower has established procedures reasonably designed to ensure that the Borrower receives notice from each such Covered Person of (A) any Disqualification Event relating to that Covered Person, and (B) any event that would, with the passage of time, become a Disqualification Event relating to that Covered Person, in each case occurring up to and including the date this representation is made. No Loan Party is any other reason disqualified from reliance upon Rule 506 of Regulation D for purposes of the offer, sale and issuance of the Securities.

43 US_153737865v8 (f) Neither the Borrower, nor any of its Affiliates, nor any Person acting on its or their behalf, has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer, sale or issuance of the Securities. (g) Neither the Borrower, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made, or will make, any offers or sales of any Stock or other securities, or solicited or will solicit any offers to buy any Stock or other securities, under circumstances that would require registration of any of the Securities under the Securities Act or cause this offering of the Securities to be integrated with prior offerings by the Borrower for purposes of any applicable stockholder approval provisions of the Principal Market or any other authority. (h) The Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and neither the Borrower nor any of its Subsidiaries has taken, or will take, any action designed to terminate, or that is likely to have the effect of terminating, the registration of the Common Stock under the Exchange Act; nor has the Borrower or any of its Subsidiaries received any notification that the SEC is contemplating terminating such registration. (i) None of the Loan Parties, or, to the knowledge of the Loan Parties, any of their respective officers, directors or Affiliates and no one acting on any such Person’s behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of the Common Stock of any other security of any Loan Party to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of any Loan Party. (j) Neither the Borrower nor any of its Subsidiaries is in violation of any of the rules, regulations or requirements of the Principal Market, and, to the knowledge of the Borrower and its Subsidiaries, there are no facts or circumstances that could reasonably lead to delisting or suspension or termination of trading of the Common Stock on the Principal Market. Since 2019, (i) the Common Stock has been listed or designated for quotation, as applicable, on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market, and (iii) neither the Borrower nor any of its Subsidiaries has received any communication, written or oral, from the SEC or the Principal Market regarding the suspension or termination of trading of the Common Stock on the Principal Market. The transactions contemplated by this Agreement and the other Facility Documents, including the issuance and sale of the Warrant Shares and Conversion Shares hereunder and thereunder do not contravene, or require stockholder approval pursuant to, the rules and regulations of the Principal Market. The Warrant Shares and Conversion Shares have been approved for listing on the Principal Market. (k) The Common Stock is eligible for clearing through The Depository Trust Company (“DTC”), through its Deposit/Withdrawal At Custodian (DWAC) system, and the Borrower is eligible for and participating in the Direct Registration System (DRS) of DTC with respect to the Common Stock. The transfer agent for the Common Stock is a participant in, and the Common Stock is eligible for transfer pursuant to, DTC’s Fast Automated Securities Transfer Program. The Common Stock is not, and has not at any time been, subject to any DTC “chill,” “freeze” or similar restriction with respect to any DTC services, including the clearing of transactions in shares of Common Stock through DTC.

44 US_153737865v8 (l) Except for the Transactions (collectively, the “Transaction Related Information”), no event, liability, development or circumstance has occurred or exists, or is contemplated to occur with respect to the Borrower or any of its Subsidiaries, or any of its or their business, properties, prospects, operations or financial condition, (i) that would be required to be disclosed by the Borrower under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Borrower of Common Stock or (ii) that, under applicable securities laws, is required to have been, or be, publicly disclosed by the Borrower (on SEC Form 8-K otherwise) prior to, on or within four (4) Business Days after the date this representation is made, and, in either case, that has not been publicly disclosed by the Borrower at least one (1) Business Day prior to the date this representation is made. None of the Loan Parties nor any of their officers, directors (or equivalent persons), Affiliates, attorneys, agents or representatives or other Persons acting on their behalf has provided or made available to any Secured Party or its Affiliates, attorneys, agents or representatives with any information that constitutes or could be deemed to constitute material, nonpublic information, other than the Transaction Related Information, which shall be publicly disclosed in accordance with Section 6.17. The Loan Parties understand and acknowledge that the Secured Parties, their Affiliates and Persons acting on their behalf and will rely on the foregoing representations and the provisions of Section 6.17 in effecting transactions in the Securities and other securities of the Borrower and of other Persons. Section 3.29 Application of Takeover Provisions; Rights Agreement. There is no control share acquisition, business combination or other similar anti-takeover provision under the Borrower’s Organizational Documents or the laws of the State of Delaware that is or could become applicable to any of the Secured Parties as a result of the transactions contemplated by the Facility Documents and the Borrower’s fulfilling its obligations with respect thereto, including the Borrower’s issuance of the Securities and any Secured Party’s ownership of the Securities. The Borrower has not adopted a stockholders rights plan (or “poison pill”) or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Borrower. Section 3.30 Brokers Fees. The Borrower and the other Loan Parties are solely responsible for the payment of any fees, costs, expenses and commissions of any placement agent, broker or financial adviser relating to or arising out of the transactions contemplated by the Facility Documents. The Borrower and the other Loan Parties will pay, and hold each of the Secured Parties harmless against, any liability, loss or expense (including attorneys’ fees, costs and expenses) arising in connection with any claim for any such payment. Section 3.31 Status as Senior Indebtedness. All Obligations constitute senior secured Indebtedness entitled to the benefits of the subordination and/or intercreditor provisions contained in the applicable subordination and/or intercreditor agreements governing any subordinated Indebtedness. Section 3.32 Healthcare Matters; PA Entities. (a) Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, each Loan Party, each of its Subsidiaries and each PA Entity, is, and at all times during the past three (3) years has been, in compliance with all Health Care Laws and requirements of Third Party Payor Programs applicable to it, its assets, business or operations. (b) Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (i) each of the Loan Parties, its Subsidiaries and each PA Entity, holds, and at all times during the past three (3) years has held, all Health Care Permits necessary for it to own, lease, sublease and operate (as applicable) its assets and to conduct its respective business and operations as presently conducted (including to provide the services described in the Form 10-K most recently filed prior to the

45 US_153737865v8 Closing Date and to participate in and obtain reimbursement under all Third Party Payor Programs in which such Person participates) without restriction; (ii) all such Health Care Permits are, and at all applicable times during the past three (3) years have been, in full force and effect, and there is and during the past three (3) years, has been no default under, violation of or other noncompliance with the terms and conditions of any such Health Care Permit. During the past three (3) years, no Governmental Authority has taken, or to the knowledge of any Loan Party intends to take, action to suspend, revoke, terminate, place on probation, restrict, limit, modify or not renew any Health Care Permit of any TOI Party or any of its Subsidiaries. (c) Each PA Entity holds, and at all times during the three calendar years immediately preceding the Closing Date has held, in full force and effect, all Third Party Payor Authorizations necessary to participate in and be reimbursed by all Third Party Payor Programs in which such PA Entity participates or is enrolled, except where a failure to hold such Third Party Payor Authorization could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, there is no inquiry, investigation, audit, claim review or other action pending, or to the knowledge of any Loan Party, threatened, that could result in a suspension, revocation, termination, restriction, limitation, modification or non-renewal of any Third Party Payor Authorization or result in any PA Entity’s exclusion from any Third Party Payor Program. (d) Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (i) the Licensed Personnel of any PA Entity, hold and, during the past three (3) years, have held, all professional licenses and other Health Care Permits and all Third Party Payor Authorizations required in the performance of such Licensed Personnel’s duties for such PA Entity, (ii) each such Health Care Permit and Third Party Payor Authorization is in full force and effect and, to the knowledge of each Loan Party, no suspension, revocation, termination, impairment, modification, restriction, limitation, impairment or non-renewal of any such Permit or Third Party Payor Authorization is pending or threatened and (iii) to the knowledge of any Loan Party, the Licensed Personnel have complied and currently are in compliance with all applicable Health Care Laws. (e) Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (i) there are no pending (or, to the knowledge of any Loan Party, threatened) Proceedings against or affecting any Loan Party or any of its Subsidiaries or any PA Entity, any of its Subsidiaries or Licensed Personnel, relating to any actual or alleged non-compliance with any Health Care Law or requirement of any Third Party Payor Program, (ii) there currently exist no restrictions, deficiencies, required plans of correction or other such remedial measures with respect to any Health Care Permit of any PA Entity, or any of their participation in any Third Party Payor Program; (iii) no validation review, program integrity review, audit, inquiry or other investigation by or on behalf of any Governmental Authority and related to any Loan Party or any of its Subsidiaries, or any PA Entity or any of its Subsidiaries, or the operations thereof (i) has been conducted during the past three (3) years, or (ii) is scheduled, pending or, to the knowledge of any Loan Party, threatened. (f) During the past three (3) years, no Loan Party, no Subsidiary of any Loan Party and, to the knowledge of any Loan Party, no PA Entity and Subsidiary of any PA Entity, (a) has retained an overpayment received from, or failed to refund any amount due to, any Third Party Payor in violation of any Health Care Law, or (b) has received written notice of, or has knowledge of, any overpayment or refund due to any Third Party Payor that could reasonably be expected, individually or in the aggregate, to have constituted a violation of any Health Care Law. (g) No TOI Party and no Subsidiary of any TOI Party, nor any officer, Affiliate, employee or agent of any TOI Party or any Subsidiary of any TOI Party, directly or indirectly, has (a) offered or paid or solicited or received any remuneration, in cash or in kind, or made any financial arrangements, in violation of any

46 US_153737865v8 Health Care Law; (b) given or agreed to give, or is aware that there has been made or that there is any agreement to make, any gift or gratuitous payment of any kind, nature or description (whether in money, property or services) in violation of any Health Care Law; (c) made or agreed to make, or is aware that there has been made or that there is any agreement to make, any contribution, payment or gift of funds or property to, or for the private use of, any governmental official, employee or agent where either the contribution, payment or gift or the purpose of such contribution, payment or gift is or was illegal under the Applicable Laws of any Governmental Authority having jurisdiction over such payment, contribution or gift; or (d) made, or agreed to make, or is aware that there has been made or that there is any agreement to make, any payment to any Person with the intention or understanding that any part of such payment could be in violation of any Health Care Law or used or was given for any purpose other than that described in the documents supporting such payment. To the knowledge of each Loan Party and each Subsidiary of a Loan Party, during the past three (3) years, no Person has filed against any TOI Party or any of its Affiliates an action under any federal or state whistleblower statute, including under the False Claims Act of 1863 (31 U.S.C. § 3729 et seq.). (h) During the past three (3) years, no Loan Party and no Subsidiary of any Loan Party, nor any owner, officer, director, partner, agent, managing employee or Person with a “direct or indirect ownership interest” (as that phrase is defined in 42 C.F.R. § 420.201) in any Loan Party or any Subsidiary of any Loan Party, nor any PA Entity, any Subsidiary of any PE Entity, any owner, officer, director, partner, agent, managing employee or Person with a “direct or indirect ownership interest” (as that phrase is defined in 42 C.F.R. § 420.201) in any PE Entity or any Subsidiary of any PE Entity, any Licensed Personnel of any TOI Party or any Subsidiary of any TOI Party, has been (a) excluded from any Governmental Payor program pursuant to 42 U.S.C. § 1320a-7 and related regulations, (b) ”suspended” or “debarred” from selling products to the U.S. government or its agencies pursuant to the Federal Acquisition Regulation, relating to debarment and suspension applicable to federal government agencies generally (42 C.F.R. Subpart 9.4), or other Applicable Laws or regulations, or (c) listed on the General Services Administration list of excluded parties. (i) No Loan Party and no Subsidiary of any Loan Party, nor any owner, officer, director, partner, agent, managing employee or Person with a “direct or indirect ownership interest” (as that phrase is defined in 42 C.F.R. § 1001.1001) in any PA Entity or any Subsidiary of any PE Entity, is a party to, or bound by, any corporate integrity agreement, corporate compliance agreement, deferred prosecution agreement or other similar agreement with any Governmental Authority concerning compliance with Health Care Laws in any material respects. (j) Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (i) during the past three (3) years, no Loan Party or PA Entity, has experienced a material data breach (which term shall include without limitation any Breach of Unsecured Protected Health Information as such capitalized terms are defined by HIPAA), which required notification to any Governmental Authority; and (ii) each Loan Party and each PA Entity, is, and for the past three (3) years has been, in compliance with HIPAA, the terms of applicable written agreements governing the processing of individually identifiable health information by any TOI Party and such TOI Party’s privacy and security policies. (k) Each PA Document constitutes a legal, valid and binding obligation of such Loan Party, enforceability against each Loan Party that is party thereto in accordance with its terms, except as the enforcement hereof or thereof may be limited by insolvency, bankruptcy, reorganization, moratorium or similar Applicable Law affecting creditors rights generally and no Loan Party nor any of its Subsidiaries has received written notice that nay party to any PA Document has any accrued right to terminate any such PA Document on account of a default by any Person thereunder.

47 US_153737865v8 ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF THE LENDERS Each Lender represents and warrants that: Section 4.1 Acquisition for Own Account. Such Lender is acquiring the Securities for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under, or exempted from, the registration requirements of the Securities Act; provided, however, that by making the representations herein (including the representations in Section 4.3), such Lender does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to assign, transfer or otherwise dispose of any of the Securities at any time pursuant to an effective registration statement under, or an exemption from the registration requirements of, the Securities Act. Section 4.2 Accredited Investor. Such Lender is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the Securities Act and has such knowledge and experience in business and financial matters so as to be capable of evaluating the merits and risks of its investment in the Securities. Section 4.3 Exemptions. Such Lender understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Borrower is relying in part upon the truth and accuracy of, and such Lender’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Lender set forth herein in order to determine the availability of such exemptions. Further, such Lender understands that the Notes, the Conversion Shares and the Warrants issued or issuable under this Agreement and the other Facility Documents are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Borrower in a transaction not involving a public offering and that under such laws and applicable regulations such securities may not be resold except pursuant to an effective registration statement under the Securities Act (including a registration statement filed pursuant to the Registration Rights Agreement) or pursuant to an applicable exemption from the registration requirements under the Securities Act. Section 4.4 Diligence. Such Lender and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Loan Parties and their Subsidiaries and materials relating to the offer and sale of the Securities that have been requested by such Lender. Such Lender and its advisors, if any, have been afforded the opportunity to ask questions of the Loan Parties. None of any such inquiries, any other due diligence investigations conducted by any Lender or its advisors or its representatives, if any, and the making by such Lender or representations and warranties pursuant to this Article 4 shall modify, amend or otherwise affect such Lender’s right to rely on the representations and warranties of the Loan Parties and their Subsidiaries contained in Article 3 shall modify, amend or otherwise affect such Lender’s right to rely on the representations, warranties, covenants and agreements of the Loan Parties contained in Article 3 and elsewhere in this Agreement and the other Facility Documents. Section 4.5 No Recommendation or Endorsement. Such Lender understands that no United States federal or state agency or any other government or Governmental Authority has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

48 US_153737865v8 ARTICLE 5 CONDITIONS OF DISBURSEMENT Section 5.1 Conditions to the Disbursement. The obligation of the Lenders to make the Disbursement shall be subject to the satisfaction (or written waiver) of the following conditions in a manner satisfactory to each Lender: (a) Agent and the Lenders shall have received executed counterparts of this Agreement and each other Facility Document set forth on the closing checklist attached hereto as Exhibit D, other than those that are specified therein as permitted to be delivered after the Closing Date; (b) each Lender shall have received a certificate from an Authorized Officer of the Borrower certifying that all of the conditions set forth in this Section 5.1 have been, or contemporaneously with the funding of the Disbursement will be, satisfied; (c) except for any action specified in Exhibit D to be taken after the Closing date or any Facility Document as permitted to be taken after the Closing Date, no Loan Party or any of its Subsidiaries shall have any Indebtedness, all other Indebtedness of the Loan Parties and their Subsidiaries, other than Indebtedness permitted under Section 7.5, shall have been or shall be substantially contemporaneously with the funding of the Loan on the Closing Date, paid off pursuant to payoff letters reasonably satisfactory to the Lenders, and any Liens relating thereto and any other Liens that are not Permitted Liens shall have been or shall substantially contemporaneously with the funding of the Loan on the Closing Date be terminated in a manner reasonably satisfactory to the Lenders; (d) all actions necessary to establish that the Agent (for the benefit of the Secured Parties) will have perfected first priority Liens (subject to Permitted Liens) in the Collateral under the Facility Documents shall have been or shall substantially contemporaneously with the funding of the Loan on the Closing Date be taken; (e) the fees required to be paid pursuant to Section 2.8 of Agent and the Lenders and all other fees required to be paid on the Closing Date pursuant to this Agreement and the other Facility Documents and all costs and expenses required to be paid on the Closing Date (including pursuant to Section 9.2) pursuant to this Agreement and the other Facility Documents, in the case of costs and expenses, to the extent invoiced prior to the Closing Date, shall have been, or substantially contemporaneously with the Disbursement shall be, paid (which amounts, at the sole option of the Lenders, may be offset against the proceeds of the Disbursement); (f) the Agent and the Lenders shall have received at least three (3) Business Days prior to the Closing Date all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act, that has been reasonably requested by Agent or any Lender at least ten (10) days in advance of the Closing Date; (g) no Default or Event of Default shall have occurred or could reasonably be expected to result from such Disbursement or the use of the proceeds therefrom; (h) immediately prior to and after giving effect to such Disbursement and the use of proceeds thereof, each representation and warranty by any Loan Party or any of its Subsidiaries contained herein or in any other Facility Document shall be true, correct and complete in all

49 US_153737865v8 material respects (without duplication of any materiality qualifier contained therein) as of such date, except to the extent that such representation or warranty expressly relates to an earlier date (in which event such representations and warranties shall be true, correct and complete in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date); (i) there shall not exist any Proceeding, order, injunction or decree of any Governmental Authority or in any court restraining or prohibiting (or attempting to restrain or prohibit) the funding of such Disbursement hereunder; (j) the payment by the Borrowers of the fees required to be paid pursuant to Section 2.8 to the Agent and the Lenders on such Disbursement Date and all other fees required to be paid on such Disbursement Date pursuant to this Agreement and the other Facility Documents and all costs and expenses required to be paid on such Disbursement Date (including pursuant to Section 9.2) pursuant to this Agreement and the other Facility Documents (which amounts, at the sole option of the Lenders, may be offset against the proceeds of such Disbursement); (k) the Agent and the Lenders shall have received a Solvency Certificate duly executed by an Authorized Officer of the Borrower; (l) if requested by the Agent or any of the Lenders, the Agent and the Lenders shall have received an opinion of the Loan Parties’ counsel in form and substance reasonably satisfactory to the Lenders; and (m) such other conditions, documents and deliverables that the Agent or any Lender may reasonably request shall have been satisfied or delivered, as applicable. ARTICLE 6 AFFIRMATIVE COVENANTS Section 6.1 Preservation of Existence, Etc. The Loan Parties shall and shall cause their Subsidiaries and, to the extent permitted by Applicable Law, the PA Entities and their Subsidiaries to (a) preserve and maintain in full force and effect their organizational existence and good standing (to the extent such concept is applicable) under the Applicable Laws of its jurisdiction of incorporation, organization or formation, as applicable, except in connection with a transaction permitted under Section 7.1and (b) preserve and maintain all qualifications to do business in each other jurisdiction not covered by clause (b) above in which the failure to be so qualified could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Section 6.2 Compliance with Laws. The Loan Parties shall, and shall cause their Subsidiaries and, to the extent permitted by Applicable Law, the PA Entities and their Subsidiaries, to, (a) comply with all Applicable Laws (including Health Care Laws), except where the necessity of compliance therewith is contested in good faith by appropriate proceedings or where the failure to so comply would not reasonably be expected to have a Material Adverse Effect, and (b) maintain in effect and enforce policies and procedures designed to ensure compliance by the TOI Parties, their Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions. Section 6.3 Authorizations. The Loan Parties shall, and shall cause their Subsidiaries and, to the extent permitted by Applicable Law, the PA Entities and their Subsidiaries, to, obtain, make and keep in full force and effect all licenses, certificates, approvals, registrations, clearances and Authorizations required to the

50 US_153737865v8 conduct of their businesses, except where the failure to make and keep Authorizations in full force and effect could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Section 6.4 Maintenance of Property. Each Loan Party shall, except as otherwise permitted by this Agreement, maintain, and shall cause each of its Subsidiaries and, to the extent permitted by Applicable Law, the PA Entities and its Subsidiaries to maintain, and preserve all its assets and property that are material to its businesses in good working order and condition, ordinary wear and tear and casualty and condemnation excepted and shall make all necessary repairs thereto and renewals and replacements thereof in the ordinary course of business consistent with past practices, except where the failure to do so could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Section 6.5 Insurance. The Loan Parties shall, and shall cause each of their Subsidiaries and, to the extent permitted by Applicable Law, the PA Entities and their Subsidiaries, to, maintain with financially sound and reputable insurance companies insurance with respect to their assets, properties and businesses, against such hazards and liabilities, of such types and in such amounts, as is customarily maintained by companies in the same or similar businesses similarly situated. Each such policy of insurance of the Loan Parties shall (a) in the case of each liability policy, name Agent (on behalf, and for the benefit, of, the Secured Parties) as an additional insured thereunder as its interests may appear and (b) in the case of each casualty insurance policy contain a lender’s loss payable clause or endorsement that names Agent, (on behalf, and for the benefit, of the Secured Parties), as the lender’s loss payee thereunder and, to the extent available, provide the insurer will give at least thirty (30) days’ prior written notice to Agent of any modification or cancellation of such policy (or ten (10) days’ prior written notice in the case of the failure to pay any premiums thereunder). A true and complete listing of such insurance, including issuers, coverages and deductibles, shall be provided to Agent and the applicable Lender(s) promptly following Agent’s or any Lender’s request. Section 6.6 Payment of Taxes. Each Loan Party shall, and shall cause each of its Subsidiaries and, to the extent permitted by Applicable Law, the PA Entities and its Subsidiaries, to, pay all material Taxes, assessments, levies and other governmental charges imposed upon it or any of its properties or assets or in respect of any of its income, businesses or franchises before any material penalty accrues thereon, and all other material claims (including claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or may become a Lien upon any of its properties or assets, prior to the time when any material penalty or fine shall be incurred with respect thereto; provided, that no such Tax, assessment, levy, charge or claim need be paid if it is being contested in good faith by appropriate Proceedings promptly instituted and diligently conducted, so long as adequate reserves or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor. Section 6.7 Notices. Subject to Section 6.17, the Loan Parties shall promptly (and, in any event, within two (2) Business Days) notify each Secured Party of the occurrence of (i) any Default or Event of Default and, (ii) each event that, at the giving of notice, lapse of time, determination of materiality or fulfillment of any other applicable condition (or any combination of the foregoing), would constitute a default or an event of default (however described) under any Facility Document; (iii) any event of occurrence that constitutes a Material Adverse Effect. Section 6.8 SEC Documents; Financial Statements. The Borrower shall comply in all respects with its filing requirements under Section 13 or 15(d) of the Exchange Act, as applicable and shall, contemporaneously with the filing of its quarterly unaudited and annual audited consolidated and consolidating financial statements, deliver to each Lender a Compliance Certificate. From the Closing Date until the first date on which no Notes or Warrants remain outstanding (the period ending on such date, the “Reporting Period”), the Borrower shall timely (without giving effect to any extensions pursuant to Rule 12b-25 of the Exchange Act) file (or furnish, as applicable) all SEC Documents required to be filed with

51 US_153737865v8 (or furnished to) the SEC pursuant to the Exchange Act, and the Borrower and its Subsidiaries shall not terminate the registration of the Common Stock under the Exchange Act or otherwise terminate its status as an issuer required to file reports under the Exchange Act, even if the securities laws would otherwise permit any such termination. None of such SEC Documents, when filed or furnished, shall contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not materially misleading. All financial statements included in any such SEC Documents shall fairly present in all material respects the consolidated financial position of the Borrower and its Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods presented and shall have been prepared in accordance with GAAP, consistently applied (subject, in the case of unaudited quarterly financial statements, to normal year-end adjustments that are not material individually or in the aggregate and lack of footnote disclosures). Any audit or report of the Borrower’s independent certified public accountants on any financial statements included in any such SEC Document shall (i) contain an unqualified opinion (subject to the exception set forth below in clause (ii) of this sentence), stating that such consolidated financial statements present fairly in all material respects the consolidated financial position and results of operations and cash flows of the Borrower and its Subsidiaries as of the dates thereof and for the periods presented and have been prepared in conformity with GAAP applied on a basis consistent with prior years, and (ii) not include any explanatory paragraph expressing substantial doubt as to going concern status (other than any such paragraph arising from the impending maturity of the Loans solely in the case of the audit delivered with respect to the fiscal year immediately prior to the fiscal year during which the applicable maturity is scheduled), and no financial statements included in any such SEC Document shall include any statement in the footnotes thereto that indicates there is substantial doubt about the Borrower’s ability to continue as a going concern (or any statement to similar effect) (except as a result of the impending Maturity Date). Within forty-five (45) days after the end of each fiscal quarter of the Borrower, the Loan Parties and their Subsidiaries shall deliver to Agent and the Lenders an updated Perfection Certificate. All calculations in any Compliance Certificate will be made in accordance with GAAP and the applicable terms and provisions of this Agreement and the other Facility Documents. Upon the reasonable request of any Secured Party, the Loan Parties and their Subsidiaries shall promptly deliver to such Secured Party such additional business, financial, corporate affairs, perfection certificates (including Perfection Certificates), items or documents related to creation, perfection, protection, maintenance, enforcement or priority of Agent’s Liens in the Collateral and other information as any Secured Party may from time to time reasonably request. Section 6.9 Inspections. On and after the date that any Secured Party believes in good faith that an Event of Default has occurred and is continuing, each Loan Party shall, and shall cause each of its Subsidiaries to, with respect to each owned, leased or controlled property, at all times and without notice, at the sole option of Agent or any Lender: (a) provide access to such property to Agent, the Lenders and their respective representatives, as frequently as Agent or any Lender determines to be appropriate; and (b) permit Agent or any Lender to conduct field examinations, appraise, inspect, and make extracts and copies (or take originals if reasonably necessary) from all of such Loan Party’s and its Subsidiaries’ books and records, and evaluate and conduct appraisals and evaluations in any manner and through any medium that Agent or any Lender considers advisable, in each instance, at the Loan Parties’ sole expense. Section 6.10 Disclosure. Each Loan Party shall, and shall cause each of its Subsidiaries and PA Entities and its Subsidiaries to, ensure that all written information, exhibits and reports furnished to any Secured Party, when taken as a whole, do not and will not (or does not, as applicable) contain any untrue statement of a material fact and do not and will not omit to state any material fact or any fact necessary to make the statements contained therein not materially misleading in light of the circumstances in which made, and will promptly disclose to Agent and the Lenders and correct any defect or error that may be discovered therein or in any Facility Document or in the execution, acknowledgement or recordation thereof.

52 US_153737865v8 Section 6.11 Cash Management Systems. (a) Each Loan Party shall enter into, and cause each depository, securities intermediary or commodities intermediary to enter into, Control Agreements with respect to each deposit, securities, commodity or similar account maintained by such Person (other than, so long as such accounts are not collateral under agreements, instruments or documents evidencing or governing any other Indebtedness, (i) any payroll account so long as such payroll account is a zero balance account, (ii) withholding tax and fiduciary accounts and (iii) any Segregated Governmental Account (such accounts in clauses (i), (ii) and (iii), the “Excluded Accounts”)) as of and after the Closing Date; provided, however, that the Loan Parties shall have until the date that is thirty (30) days following the Closing Date (or such later date as may be agreed to by the Required Lenders in their sole discretion) to comply with the provisions of this Section 6.11 with regard to such accounts (other than Excluded Accounts) of the Loan Parties existing on the Closing Date. (b) In addition, in order to segregate and to facilitate perfection of the Agent’s security interest and Lien (for the benefit of the Secured Parties) in funds received from Governmental Payors making payments under Medicare or Medicaid, if any, the Loan Parties agree that the Loan Parties shall (i) segregate collections made from Governmental Payors making payments under Medicare or Medicaid from collections made from all other account debtors and customers of the applicable Loan Parties, including by (A) notifying all payors (other than Governmental Payors making payments under Medicare or Medicaid) then instructed to make payments to such Loan Parties’ deposit accounts to make payments to a deposit account subject to a Control Agreement, and (B) notifying all Governmental Payors making payments under Medicare or Medicaid to make payments to a Segregated Governmental Account, and (ii) enter into, and cause each applicable depository to enter into, a “sweep” agreement (a “Sweep Agreement”) with respect to each Segregated Governmental Account pursuant to which such depository will agree to sweep amounts deposited therein on daily basis to a deposit account of the Loan Parties subject to a Control Agreement in favor of Agent (for the benefit of the Secured Parties) as and when funds clear and become available in accordance with such depository’s customary procedures, each with such financial institution and each in form and substance reasonably acceptable to the Required Lenders. Any change by any Loan Party in the sweep instructions set forth in such Sweep Agreement will cause an immediate Event of Default. To the extent any Person, whether a Governmental Payor or otherwise, remits payments to an incorrect deposit account or otherwise makes payments not in accordance with the provisions of this Section 6.11 or an applicable Loan Party’s payment direction, such Loan Party shall contact such Person and use its commercially reasonable efforts to redirect payment from such Person in accordance with the terms hereof and with applicable Health Care Laws. Each of Agent and each Lender agrees and confirms that the Loan Parties will have sole dominion and “control” (within the meaning of Section 9-104 of the UCC and the common law) over each Segregated Governmental Account and all funds therein, and each of Agent and each Lender disclaims any right of any nature whatsoever to control or otherwise direct or make any claim against the funds held in any Segregated Governmental Account from time to time. Notwithstanding the foregoing, the Loan Parties shall have until ninety (90) days after the Closing Date (or such later date as may be agreed to by the Required Lenders in their sole discretion) to comply with the provisions of this Section 6.11(b) with regard to such arrangements. Section 6.12 Further Assurances. Promptly upon (but, in any event, within five (5) Business Days after) the request of the Required Lenders (or the Agent acting at the direction of the Required Lenders), the Loan Parties shall (and, subject to the limitations set forth herein and in the other Facility Documents, shall cause each of their Subsidiaries, PA Entities and their Subsidiaries to) take such additional actions and execute such documents as the Required Lenders (or the Agent acting at the direction of the Required Lenders) may reasonably require from time to time in order (a) to carry out more effectively the purposes of this Agreement or any other Facility Document, (b) to subject to the Liens created by any of the Facility Documents any of the assets or properties, rights or interests covered by any of the Facility Documents, (c) to perfect and maintain the validity, effectiveness and priority of any of the Facility Documents and the Liens intended to be created thereby, and (d) to better assure, grant, preserve, protect and confirm to the

53 US_153737865v8 Secured Parties the rights granted or now or hereafter intended to be granted to the Secured Parties under any Facility Document. Without limiting the generality of the foregoing, the Loan Parties shall cause each of their Subsidiaries on the date of the formation (including pursuant to a Division/Series Transaction) or acquisition thereof, to guaranty the Obligations and to cause each such Subsidiary to grant to Agent, for the benefit of the Secured Parties, a security interest in, subject to the limitations set forth herein and in the Facility Documents, all of such Subsidiary’s assets and property to secure such guaranty and to take such other actions reasonably requested by the Required Lenders with respect to making any such Subsidiary a Loan Party under the Facility Documents. Furthermore, the Borrower shall notify Agent and the Lenders in writing on the date of (i) the formation (including pursuant to a Division/Series Transaction) or acquisition of any Subsidiary or (ii) the issuance by or to any Loan Party (other than by the Borrower) of any Stock. Each Loan Party shall pledge, and shall cause each of its Subsidiaries to pledge, all of the Stock of each of its Subsidiaries to Agent, for the benefit of the Secured Parties, to secure the Obligations, promptly after (and in any event within ten (10) Business Days (or such later date as may be agreed to by the Required Lenders in their sole discretion) after) the date of (A) formation (including pursuant to a Division/Series Transaction) or acquisition of such Subsidiary or (B) the issuance of any shares of Stock of such Subsidiary. The Loan Parties shall deliver, or cause to be delivered, promptly after (and in any event within ten (10) Business Days (or such later date as may be agreed to by the Required Lenders in their sole discretion) after) such date to Agent and the Lenders, appropriate resolutions, secretary certificates, certified Organizational Documents and, if requested by any Lender, legal opinions relating to the matters described in this Section 6.12 (which opinions shall be in form and substance reasonably acceptable to the Required Lenders and, to the extent applicable, substantially similar to the opinions delivered on the Closing Date), in each instance with respect to (1) each Loan Party or Subsidiary formed (including pursuant to a Division/Series Transaction) or acquired and (2) each Loan Party or Person (other than a Loan Party) whose Stock is being pledged, in each case of clauses (1) and (2), after the Closing Date. In connection with each pledge of Stock, on or prior to the date of any such pledge of Stock, the Loan Parties shall deliver, or cause to be delivered, to Agent, irrevocable proxies and Stock powers and/or assignments, as applicable, duly executed in blank, in each case, in form and substance reasonably satisfactory to the Required Lenders. Notwithstanding anything else contained herein or in any other Facility Document, in no event will any Person be required to provide a security interest in any Excluded Asset. Section 6.13 Environmental Matters. Each Loan Party shall, and shall cause each of its Subsidiaries and PA Entities and its Subsidiaries to, comply with, and maintain its Real Estate, whether owned, leased, subleased or otherwise operated or occupied, in compliance with all applicable Environmental Laws or as is required by orders and directives of any Governmental Authority except where the failure to comply could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Section 6.14 ERISA Notices. Promptly upon becoming aware that any of the following has occurred, the Borrower will provide written notice to the Lenders specifying the nature of such event, what action the Loan Party or any ERISA Affiliate has taken, is taking or proposes to take with respect thereto and, when known, if applicable, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto: (a) any ERISA Event, or (b) a “prohibited transaction” as defined under Section 406 of ERISA or Section 4975 of the Code that is not exempt under Section 408 of ERISA or Section 4975 of the Code, under any applicable regulations and published interpretations thereunder or under any applicable prohibited transaction, individual or class exemption issued by the Department of Labor, with respect to any Employee Benefit Plan. Section 6.15 Form D. The Borrower shall timely file a Form D with respect to the offering of the Securities under the Facility Documents as required by Rule 503 under the Securities Act and to provide a copy thereof to each Secured Party promptly after such filing. The Borrower shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or “Blue Sky” laws of the states of the United States following the Disbursement Date.

54 US_153737865v8 Section 6.16 Listing of Stock. The Borrower shall take all actions necessary to cause the Common Stock to remain listed on the Principal Market during the Reporting Period, unless the Common Stock is, upon delisting from the Principal Market, immediately relisted on another Eligible Market (whereupon such other Eligible Market shall be deemed the Principal Market for purposes of this Agreement and the other Facility Documents). During the Reporting Period, the Borrower shall not, and shall cause each of the Subsidiaries not to, take any action that would be reasonably expected to result in the delisting or suspension or termination of trading of the Common Stock on the Principal Market. The Loan Parties shall pay all fees, costs and expenses in connection with satisfying its obligations under this Section 6.16. At all times during the Reporting Period, (a) the Common Stock shall be eligible for clearing through DTC, through its Deposit/Withdrawal At Custodian (DWAC) system; (b) the Borrower shall be eligible and participating in the Direct Registration System (DRS) of DTC with respect to the Common Stock; (c) the transfer agent for the Common Stock is a participant in, and the Common Stock shall be eligible for transfer pursuant to, DTC’s Fast Automated Securities Transfer Program (or successor thereto); and (d) the Borrower shall use its reasonable best efforts to cause the Common Stock to not at any time be subject to any DTC “chill,” “freeze” or similar restriction with respect to any DTC services, including the clearing of shares of Common Stock through DTC, and, in the event the Common Stock becomes subject to any DTC “chill,” “freeze” or similar restriction with respect to any DTC services, the Borrower shall use its reasonable best efforts to cause any such “chill,” “freeze” or similar restriction to be removed at the earliest possible time. Section 6.17 Disclosure; No MNPI. (a) At or prior to 8:00 a.m. (New York City time) on the first Business Day following the Closing Date, the Borrower shall file with the SEC one or more Forms 8-K describing the terms of the Transactions and the other transactions contemplated by the Facility Documents, disclosing any other Inside Information (if any) provided or otherwise made available to any Secured Party (or any such Secured Party’s Affiliates, agents or representatives) on or prior to the Closing Date, and including as exhibits to such Form(s) 8-K this Agreement (including the schedules and exhibits hereto), and the form of Note, the form of Warrant and the Registration Rights Agreement, in each case without any redactions (such Form or Forms 8-K, collectively, the “Announcing Form 8-K”). Subject to the foregoing, no Loan Party shall (and no Loan Party shall permit any of its Affiliates to) issue any press releases or any other public statements with respect to the transactions contemplated by any Facility Document or disclosing the name of any Secured Party or any of its Affiliates; provided, however, that the Borrower shall be entitled, without the prior approval of any Secured Party, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the Announcing Form 8-K and contemporaneously therewith, (ii) in its SEC Documents for the purpose of describing such transactions and the accounting thereof, and (iii) as is required by Applicable Law and regulations (provided that each Secured Party shall be consulted by the Borrower in connection with its initial press release prior to its release and shall be provided with a copy thereof). (b) Upon the filing of the Announcing Form 8-K, the Borrower and its Subsidiaries shall have disclosed all Inside Information provided or made available to any Secured Party or any of its Affiliates, attorneys, agents or representatives by any Loan Party or any of its employees, officers, directors (or equivalent persons), attorneys, agents or representatives on or prior to the Closing Date. Each Loan Party shall not, and shall cause each of its employees, officers, directors (or equivalent persons), Affiliates, attorneys, agents and representatives to not, provide any Secured Party or any of its Affiliates, attorneys, agents or representatives with any Inside Information from and after the filing of the Announcing Form 8-K with the SEC without the express prior written consent of such Secured Party. Each Loan Party hereby acknowledges and agrees that, notwithstanding the provisions of this Section 6.17, no Secured Party (nor any of such Secured Party’s Affiliates, attorneys, agents or representatives) shall have any duty of trust or confidence

55 US_153737865v8 (including any obligation under any confidentiality or non-disclosure agreement entered into by such Secured Party) with respect to, or any obligation not to trade in any securities while aware of, any Inside Information (i) provided by, or on behalf of, any Loan Party, any of its Affiliates or any of its officers, directors (or equivalent persons), employees, attorneys, agents or representatives in violation of any of the representations, covenants, provisions or agreements set forth in this Section 6.17 or (ii) otherwise possessed (or continued to be possessed) by any Secured Party (or any Affiliate, agent or representative thereof) as a result of any breach or violation of any representation, covenant, provision or agreement set forth in this Section 6.17 or Section 3.28(l). The Loan Parties understand and acknowledge that the Secured Parties, their Affiliates and Person acting on their behalf will rely on the provisions of this Section 6.17 in effecting transactions in the Securities and other securities of the Borrower and of other Persons. (c) Notwithstanding anything to the contrary herein, in the event that any Loan Party believes that a notice or communication to any Secured Party or any of its Affiliates, attorneys, agents or representatives contains Inside Information, the Borrower shall, prior to the delivery of such notice or communication, (i) so indicate to such Secured Party, and such indication shall provide such Secured Party the means to refuse to receive such notice or communication; and in the absence of any such indication, the Secured Parties, the other holders of the Securities and their respective Affiliates, agents and representatives shall be allowed to presume that all matters relating to such notice or communication do not constitute Inside Information and (ii) provide such notice or communication to Outside Counsel to such Secured Party. In the event that, in compliance with the foregoing, the Borrower indicates to a Secured Party that a notice or other communication contains Inside Information and such Secured Party then refuses to accept such notice or other communication, the Borrower shall be excused from any obligation hereunder to provide such notice or other communication to such Secured Party (subject to the Borrower’s obligation to provide such notice or communication to Outside Counsel). In the event that the Borrower either (A) fails to indicate that a notice or communication to a Secured Party contains Inside Information or otherwise provides any Secured Party with Insider Information without such Secured Party’s prior written consent or (B) provides such notice or communication to any Secured Party notwithstanding any such Secured Party’s refusal in writing to receive such notice or communication, such Secured Party shall have the right to make a public disclosure in the form of a press release, public advertisement or otherwise of the applicable Inside Information without the prior approval by any Loan Party, its Subsidiaries or Affiliates, or any of its or their respective officers, directors (or equivalent persons), employees, attorneys, representatives or agents, and no Secured Party (nor any of its Affiliates, agents or representatives) shall have any liability to any Loan Party, any of its Subsidiaries or Affiliates or any of its or their respective officers, directors (or equivalent persons), employees, stockholders, attorneys, representatives or agents for any such disclosure; provided, however, that, prior to making any such disclosure, the applicable Secured Party shall provide written notice to the Borrower of its intent to do so and shall not make such disclosure if the Borrower makes public disclosure (in the form of a widely disseminated press release, a public filing with the SEC or other manner compliant with Regulation FD) of the applicable Inside Information within one (1) Business Day after the delivery of such notice to the Borrower; provided, further, however, that the applicable Secured Party shall not be entitled to make such disclosure in the event that (x) within one (1) Business Day after the delivery of such notice to the Borrower, the Borrower disputes in good faith that the applicable information constitutes Inside Information and communicates in writing to the applicable Secured Party, (y) the Borrower (at its sole expense) within three (3) Business Days following the delivery of such notice to the Borrower submits the matter to Latham & Watkins, LLP or another nationally recognized law firm with expertise in securities laws selected by the Borrower for a determination as to whether such information constitutes Inside Information and (z) within three (3) Business Days following

56 US_153737865v8 the delivery of such notice to the Borrower, such law firm advises the Borrower and such Lender in writing that the applicable information does not constitute Inside Information. (d) Notwithstanding the foregoing, to the extent the Borrower reasonably and in good faith determines that it is necessary to disclose Inside Information to a Secured Party for purposes relating to any of the Facility Documents (a “Necessary Disclosure”), the Borrower shall inform Outside Counsel to such Secured Party of such determination without disclosing the applicable Inside Information, and the Borrower and such Outside Counsel on behalf of the applicable Secured Party shall endeavor to agree upon a process for making such Necessary Disclosure to the applicable Secured Party or its representatives that is mutually acceptable to such Secured Party and the Borrower (an “Agreed Disclosure Process”). Thereafter, the Borrower shall be permitted to make such Necessary Disclosure (only) in accordance with the Agreed Disclosure Process. Section 6.18 Variable Priced Securities. During the Reporting Period, except as otherwise provided in the Facility Documents, the Borrower shall not (a) in any manner issue or sell any Options or Convertible Securities that are convertible into or exchangeable or exercisable for shares of Common Stock at a price that varies or may vary with the market price of the Common Stock, including by way of one or more resets to a fixed price or increases in the number of shares of Common Stock issued or issuable, or at a price that upon the passage of time or the occurrence of certain events automatically is reduced or is adjusted or at the option of any Person may be reduced or adjusted, whether or not based on a formulation of the then current market price of the Common Stock (other than proportional adjustments as a result of subdivisions or combinations of the Common Stock in the form of stock splits, stock dividends, reverse stock splits, combinations or recapitalizations) or (b) enter into any agreement (including any equity line of credit) whereby the Borrower may sell securities at a future determined price; provided, however, that the restriction imposed by this clause (b) shall not apply to an SEC registered “at-the-market” offering pursuant to an agreement between the Borrower and an investment bank that provides for the Borrower to issue shares of Common Stock to such investment bank to settle sales of shares of Common Stock in the Principal Market. Section 6.19 Use of Proceeds. The proceeds of the Disbursement will be used solely to (a) pay fees, commissions, costs and expenses in connection with the Transaction and (b) provide funds for the Borrower’s working capital and general corporate purposes. Section 6.20 Landlord Waivers. Each Loan Party shall use commercially reasonable efforts to obtain, within sixty (60) days after the Closing Date, a landlord agreement or bailee or mortgagee waivers, as applicable, from the lessor of each leased property, bailee in possession of any Collateral or mortgagee of any owned property with respect to (to the extent leased) the Borrower’s headquarters and each location where any material amount of Collateral is located or where material books and records are located, which agreement shall be reasonably satisfactory in form and substance to the Required Lenders. Section 6.21 Health Care Laws. Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (a) Without limiting or qualifying Section 6.2, or any other provision of this Agreement or any other Facility Document, each Loan Party shall, and shall cause each of its Subsidiaries and PA Entities and its Subsidiaries to, comply with all applicable Health Care Laws relating to the operation of such Person’s business. (b) Each Loan Party shall, and shall cause each of its Subsidiaries and PA Entities and its Subsidiaries to, (a) obtain, maintain and preserve, and cause each of its Subsidiaries to obtain, maintain and preserve, and take all necessary action to timely renew, all material Health Care Permits (including, as applicable,

57 US_153737865v8 Health Care Permits necessary for it to be eligible to receive payment and compensation from and to participate in Medicare, Medicaid or any other Third Party Payor programs) that are necessary or useful in the proper conduct of its business; (b) be and remain in material compliance with all requirements for participation in, and for licensure required to provide the goods or services that are reimbursable under, Medicare, Medicaid and other Third Party Payor Programs; and (c)cause all Licensed Personnel to maintain in full force and effect all professional licenses and other Health Care Permits required to perform such duties; and (d) keep and maintain all records required to be maintained by any Governmental Authority or otherwise under any Health Care Law. Section 6.22 Additional Exchange Transactions. From and after the Closing Date, for so long as the Deerfield Lenders and their respective Attribution Parties (as defined in the Certificate of Designation of Preferences, Rights and Limitations of the Series A Preferred Stock (as defined below) (the “Series A Certificate of Designation”)) collectively beneficially own any Common Stock of the Borrower and the Common Stock of the Borrower constitutes a Registered Equity Security (as defined in the Series A Certificate of Designation), the Borrower shall not, directly or indirectly, effect any exchange of outstanding its Common Stock for any other class or series of capital stock or other securities that is convertible into Common Stock subject to a limitation on conversion similar to that contained in the Borrower’s Series A Common Stock Equivalent Convertible Preferred Stock (“Series A Preferred Stock”) or in the Series B Preferred Stock or any similar transaction (an “Additional Exchange”) or a Qualified Redemption (as defined below), unless (i) at least five (5) Business Days prior to the consummation of such Additional Exchange or Qualified Redemption, the Borrower notifies the Deerfield Lenders of such Additional Exchange or Qualified Redemption, and (ii) if requested by the Deerfield Lenders, prior to the consummation of such Additional Exchange or Qualified Redemption, the Borrower, each Deerfield Lender and each Attribution Party designated by the Deerfield Lenders enter into, and consummate the transactions contemplated by, an exchange agreement in substantially the form of the Exchange Agreement, dated as of June 10, 2022, among the Borrower, Deerfield Partners, L.P. and Deerfield Private Design Fund IV, L.P. that provides for the exchange of an aggregate number of shares of its Common Stock then beneficially owned by the Deerfield Lenders and, if applicable, such Attribution Parties such that, immediately following the consummation of such exchange, the transactions contemplated by such agreement and such Additional Exchange or Qualified Redemption, the Deerfield Lenders, their Attribution Parties will collectively beneficially own a number of shares of Common Stock that represents 4.5% of the then outstanding shares of its Common Stock, for shares of either, at the election of such Deerfield Lender, Series A Preferred Stock (at the rate of one (1) share of Series A Preferred Stock for every 100 shares of Common Stock so exchanged, subject to appropriate adjustment for any Stock Event (as defined in the Series A Certificate of Designation) or the securities being issued in such Additional Exchange or Qualified Redemption (provided such securities shall contain a limitation on conversion or exercise comparable to that contained in the Series A Common Equivalent Preferred Stock and shall be issued at a rate appropriate to reflect a number of underlying shares of Common Stock equal to the number of shares of Common Stock surrendered in such exchange). “Qualified Redemption” means each redemption, repurchase or retirement of outstanding shares of Common Stock by the Company (a “Redemption”) that would cause any Deerfield Lender or any of Deerfield Lender’s Attribution Parties to beneficially own (for purposes of Section 13(d) of the Exchange Act) more than 4.89% of the outstanding shares of Common Stock of the Borrower; provided, that (y) the Borrower shall notify each Deerfield Lender of the Borrower’s bona fide intention to effect a Redemption and request that the Deerfield Lender furnish to the Company the number of shares of Common Stock then beneficially owned by such Deerfield Lender and its Attribution Parties and (z) if such Deerfield Lender fails to deliver such information within five (5) Business Days following the Borrower’s request therefor, such Redemption shall not constitute a Qualified Redemption. Section 6.23 Post-Closing Obligations. On or before the applicable date set forth on Schedule 6.23 for each action described therein, or such later date agreed to in writing by the Administrative Agent in its sole discretion, which extension may be given by electronic mail, take, or cause to be taken, each action

58 US_153737865v8 specified and deliver each required agreement or document, as applicable. The failure to have taken such actions or deliver such agreements or documents by the date set forth on Schedule 6.23 (as such date may be extended in the Administrative Agent’s sole discretion as provided herein, which extension may be given by electronic mail) shall be an Event of Default. Section 6.24 Stockholder Approval; Proxy Materials. (a) The Borrower covenants and agrees that it will seek to obtain the Stockholder Approval at each meeting of stockholders of the Borrower subsequent to the date hereof (each, a “Stockholders Meeting”) until the Stockholder Approval is obtained. Promptly after the Stockholder Approval is obtained, and in any event within one (1) Business Day thereafter, the Borrower shall promptly deliver notice of the Stockholder Approval to the Agent and file with the Commission a Form 8-K disclosing the same. (b) In connection with each Stockholders Meeting, the Borrower will include in the proxy statement with respect thereto (any such proxy statement, as it may be amended or supplemented from time to time, the “Proxy Statement”) the Proposal and such information as may be necessary to enable the Stockholders’ consideration of the Proposal. Each Proxy Statement shall include the recommendation of the Board of Directors that stockholders vote in favor of the adoption of the Proposal at each Stockholders Meeting, and the Borrower shall use its reasonable best efforts to obtain the Stockholder Approval at each Stockholders Meeting, including by retaining and utilizing the efforts of a nationally recognized proxy solicitation firm. (c) The Borrower agrees that (A) none of the information to be included or incorporated by reference in each Proxy Statement shall at the date it is first mailed to the Borrower’s stockholders or at the time of each Stockholders Meeting or at the time of any amendment or supplement thereof, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, (B) each Proxy Statement shall comply as to form in all material respects with the requirements of the Exchange Act. ARTICLE 7 NEGATIVE COVENANTS Section 7.1 Merger, Consolidation, Etc. No Loan Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, merge with, consolidate with or into, dissolve or liquidate into or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except (i) a Subsidiary that is not a Loan Party may merge into any Loan Party or any Subsidiary of a Loan Party, (ii) a Subsidiary that is a Loan Party may merge into any other Loan Party, (iii) any Subsidiary of the Borrower (other than, for the avoidance of doubt, the Borrower) may liquidate or dissolve if (A) the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and it is not materially disadvantageous to the Secured Parties and (B) to the extent such Subsidiary is a Guarantor, any such assets or business held by such subject Subsidiary shall be transferred to, or otherwise owned or conducted by, a Loan Party after giving effect to such liquidation or dissolution, provided that, in the case of clauses (i) and (ii) above, to the extent any such transaction involves (x) a Loan Party, the Loan Party is the surviving Person, or (y) the Borrower, the Borrower is the surviving Person) or (b) consummate any Division/Series Transaction. No Loan Party shall, nor shall permit any of its Subsidiaries to, establish or form any Subsidiary, unless such Subsidiary complies with Section 6.12 and such Subsidiary executes and/or delivers all other documents, agreements and instruments reasonably requested by the Agent or any Lenders to perfect a Lien in favor of the Agent (for the benefit of the Secured Parties) on such Subsidiary’s assets and to make such Subsidiary a Guarantor under the Facility Documents.

59 US_153737865v8 Section 7.2 Restricted Payments. No Loan Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, make any Restricted Payments, except (a) the Borrower may repurchase its Stock from current or former officers, employees or directors of the Borrower and its Subsidiaries (or their permitted transferees or estates) upon their death, disability or termination of employment in an aggregate amount not to exceed $150,000 in any fiscal year of the Borrower, provided that, no Default or Event of Default has occurred and is continuing or would result therefrom; (b) (i) the Borrower may declare and make dividend payments or other distributions payable solely in its Stock (other than Disqualifying Stock) and (ii) any Subsidiary of a Borrower may declare and pay dividends to the Borrower or any other Loan Party; (c) (i) the repurchase of Stock deemed to occur upon the exercise of stock options, warrants or other convertible or exchangeable securities if such Stock represents a portion of the exercise, conversion or exchange price thereof, and (ii) repurchases of Stock deemed to occur upon the withholding of a portion of the Stock granted or awarded to a current or former officer, director, employee or consultant to pay for the taxes payable by such person upon such grant or award (or upon vesting thereof) (d) Restricted Payments made with the cash proceeds received from the substantially concurrent issuance of Stock (other than Disqualified Stock) of the Borrower within ten (10) days of such issuance which proceeds are not used for any other purpose; (e) other Restricted Payments in an aggregate amount not to exceed $200,000 in any fiscal year of the Borrower. Section 7.3 Liens. No Loan Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to any of its assets or property, except: (a) Liens existing on the Closing Date and set forth on Schedule 7.3(a); (b) Liens in favor of the Secured Parties under the Facility Documents; (c) carriers’, warehousemen’s, mechanics’, landlords’, materialmen’s, repairmen’s or other similar Liens arising in the ordinary course of business that secure obligations that are not delinquent or remain payable without penalty or that are being contested in good faith and by appropriate Proceedings, which Proceedings have the effect of preventing the forfeiture or sale of the assets or property subject thereto and for which adequate reserves in accordance with GAAP are being maintained; (d) Liens for Taxes, assessments or governmental charges or levies, in each case imposed by law or arising in the ordinary course of business for amounts that are not past due or payable or that are being contested in good faith by appropriate Proceedings, which Proceedings have the effect of preventing the forfeiture or sale of the property subject thereto, and for which adequate reserves in accordance with GAAP are being maintained; (e) (i) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default and (ii) pledges or cash deposits made in lieu of, or to secure the performance of, judgment or appeal bonds in respect to such judgments and Proceedings described in the foregoing clause (i);

60 US_153737865v8 (f) Liens in favor of financial institutions arising in connection with the Borrower’s or its Subsidiaries’ deposit accounts maintained in the ordinary course held at such institutions to secure standard fees for services charged by, but not financing made available by, such institutions and bankers’ liens, rights of setoff or similar rights and remedies as to deposit accounts or other funds maintained with depository institutions and payment processors; provides, that such deposit accounts or funds are not established or deposited for the purposes of provide collateral for any Indebtedness; (g) Liens (other than any Lien imposed by ERISA) (i) consisting of pledges or deposits required in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation or to secure the performance of tenders, statutory obligations, surety, stay, customs and appeals bonds, bids, leases (other than Capital Leases), governmental contracts, trade contracts, performance and return of money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money or other funded Indebtedness) or to secure liability to insurance carriers and (ii) in respect of letters of credit, bank guarantees or similar instruments issued for the account of the Borrower or any of its Subsidiaries in the ordinary course of business supporting obligations of the type described in the foregoing clause (i); (h) easements, rights of way, restrictions and other similar encumbrances affecting real property which, in the aggregate, are not substantial in amount, do not affect the value or marketability of such real property and which do not in any case materially interfere with the conduct of the business of any Loan Party or its Subsidiaries; (i) (i) any interest or title of a lessor or sublessor under any lease or sublease permitted by this Agreement and entered into in the ordinary course of business or (ii) non-exclusive licenses and non-exclusive sublicenses granted by a Loan Party or any Subsidiary of a Loan Party and leases and subleases (by a Loan Party or any Subsidiary of a Loan Party as lessor or sublessor) to third parties in the ordinary course of business not interfering with the business of the Loan Parties or any of their Subsidiaries; (j) Liens of a collection bank arising under Section 4-210 of the UCC (or equivalent in foreign jurisdictions) on items in the course of collection; (k) Liens securing Capital Lease Obligations or Liens on any assets or property acquired or held by any Loan Party or any Subsidiary of any Loan Party securing Indebtedness incurred or assumed for the purpose of financing (or refinancing) all or any part of the cost of acquiring such assets or property, including vendor financing, and permitted under Section 7.5(k); provided that (i) such Lien attaches solely to the assets or property so acquired in such transaction and the proceeds thereof within one hundred twenty (120) days of such acquisition and (ii) the principal amount of the Indebtedness secured thereby does not exceed 100% of the cost of such assets or property; (l) [reserved] (m) Liens arising from the filing of precautionary UCC financing statements with respect to any lease not prohibited by this Agreement; (n) Liens arising out of consignment or similar arrangements for the sale of goods entered into by the Borrower or any Subsidiary of the Borrower in the ordinary course of business consistent with past practices;

61 US_153737865v8 (o) Liens in favor of customs and revenue authorities arising as a matter of law which secure payment of customs duties in connection with the importation of goods in the ordinary course of business consistent with past practices; (p) Liens on unearned insurance premiums securing the financing thereof to the extent permitted under Section 7.5(n); (q) Liens solely on cash earnest money deposits made by the Borrower or any of its Subsidiaries in connection with any letter of intent or purchase agreement in the ordinary course of business; (r) Liens in the nature of the right of setoff in favor of counterparties to contractual agreements with any Loan Party in the ordinary course of business; (s) cash collateral securing letters of credit permitted pursuant to Section 7.5(n); (t) other Liens securing Indebtedness or other obligations outstanding in an aggregate amount not to exceed $500,000 at any time outstanding; and (u) Liens incurred in the extension, renewal or refinancing of any Indebtedness secured by Liens described in clauses (a), (i), (j) and (r) above; provided, that any extension, renewal or replacement Liens are limited to the property encumbered by the existing Lien and the principal amount of any such Indebtedness may not increase. Section 7.4 Dispositions. No Loan Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, dispose of (whether in one or a series of transactions) any assets or property (including the Stock of any Subsidiary of any Loan Party, whether in a public or private offering or otherwise, and accounts and notes receivable, with or without recourse), or, directly or indirectly, issue, sell or otherwise transfer or provide a controlling, management or other interest in, any Stock of any Loan Party or any of its Subsidiaries, except for: (a) Dispositions of (i) inventory, goods or services or (ii) worn-out, obsolete, damaged or surplus equipment, in each case of clause (i) and (ii), in the ordinary course of business; (b) (i) Dispositions of Cash Equivalents in the ordinary course of business made to a Person that is not an Affiliate of any Loan Party and (ii) conversions of Cash Equivalents into cash or other Cash Equivalents; (c) transactions expressly permitted under Section 7.3(i)(ii); (d) Permitted Investments, to the extent any such Investment constitutes a Disposition; (e) the sale of (i) the Stock of any Subsidiary of the Borrower to the Borrower or any Loan Party and (ii) the Stock of any Subsidiary of the Borrower that is not a Loan Party to any other Subsidiary of the Borrower that is not a Loan Party; (f) the transfer of any assets or property (i) by a Loan Party (other than the Borrower) to another Loan Party or, (ii) for no more than fair market value, by a Subsidiary that is not a Loan Party to (A) a Loan Party or (B) any other Subsidiary that is not a Loan Party;

62 US_153737865v8 (g) the issuance by any Foreign Subsidiary of Stock to qualified directors where required by or to satisfy any Applicable Law, including any Applicable Law with respect to ownership of Stock in Foreign Subsidiaries; (h) Dispositions of Investments in joint ventures to the extent required by, or made pursuant to, customary buy/sell arrangements between, the joint venture parties set forth in joint venture arrangements and similar binding arrangements that were entered into in the ordinary course of business; (i) transactions expressly permitted by Section 7.1; (j) Dispositions of past due accounts receivable in the ordinary course of business (including any discount and/or forgiveness thereof) or, in the case of accounts receivable in default, in connection with the collection or compromise thereof and in any event, not involving any securitization or factoring thereof, in the ordinary course of business; (k) (i) any termination of any lease, (ii) any expiration of any option agreement in respect of real or personal property, (iii) any surrender or waiver of contractual rights or the settlement, release or surrender of contractual rights or litigation claims (including in tort) and (iv) any lease or sublease of real property not useful in the conduct of the business of the Borrower or its Subsidiaries, in the case of each of the foregoing clauses (i) through (iv), in the ordinary course of business; (l) Dispositions by way of any involuntary loss, damage or destruction of property or any involuntary condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, or confiscation or requisition of use of property; and (m) other Dispositions in an aggregate amount not to exceed $250,000 in any fiscal year of the Borrower so long as such Dispositions are not made in respect of assets or property material or otherwise reasonably necessary to the operations and conduct of the business of the Borrower and its Subsidiaries; and (n) non-exclusive licenses in connection with data monetization rights in the ordinary course of business. Section 7.5 Indebtedness. No Loan Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, create, incur, assume, guarantee, permit to exist or be liable with respect to any Indebtedness, other than: (a) Indebtedness existing as of the Closing Date and set forth on Schedule 7.5(a) attached hereto; (b) the Obligations; (c) Indebtedness not to exceed $1,000,000 in the aggregate at any time outstanding, consisting of Capital Lease Obligations, vendor financing or Indebtedness secured by Liens permitted by Section 7.3(k); (d) Indebtedness in respect of treasury, depository and cash management services, including netting services, overdraft protections, controlled disbursement services, ACH and electronic funds transfer, credit cards, merchant cards, purchase cards and debit cards (including

63 US_153737865v8 procurement cards or p-cards), non-card e-payables services, lockbox services, stop payment services, wire transfer services, arrangements in respect of pooled deposit or sweep accounts, check endorsement guarantees and other similar and customary services in connection with deposit accounts incurred in the ordinary course of business; (e) Indebtedness to employees in respect of benefit plans and employment and severance arrangements; (f) Indebtedness with respect to performance bonds, surety and appeal bonds and similar instruments incurred in the ordinary course of business; (g) Indebtedness arising under guaranties made in the ordinary course of business of obligations of any Loan Party that are otherwise expressly permitted hereunder; provided that if such obligation is subordinated to the Obligations, such guaranty shall be subordinated to the Obligations to the same extent; (h) Indebtedness owed by (i) any Loan Party to another Loan Party, (ii) any Loan Party to one of its Subsidiaries that is not a Loan Party, so long as such Indebtedness is unsecured and subordinated to the Obligations in a manner reasonably satisfactory to the Required Lenders and (iii) any Subsidiary of the Borrower that is not a Loan Party to any Loan Party Parties not to exceed, when combined with amounts outstanding under Section 7.6(b)(ii), $250,000 in the aggregate, so long as such Indebtedness is evidenced by a promissory note that is pledged to Agent, for the benefit of the Secured Parties, and has such terms as the Required Lenders may reasonably require; (i) Indebtedness arising with respect to customary indemnification obligations and purchase price adjustments in favor of (i) sellers in connection with Acquisitions or similar Investments permitted hereunder and (ii) purchasers in connection with Dispositions permitted hereunder; (j) endorsements for collection or deposit in the ordinary course of business; (k) Indebtedness consisting of the financing of insurance premiums in the ordinary course of business; and (l) Qualifying Sub Debt; (m) Swap Contracts entered into in the ordinary course of business for bona fide hedging purposes and not for speculation; (n) Indebtedness in respect of letters of credit (including trade letters of credit, bank guarantees or similar instruments issued or incurred in the ordinary course of business in an aggregate outstanding stated or face amount not to exceed $500,000; (o) other Indebtedness (not for borrowed money) in an aggregate principal amount not to exceed $500,000 in the aggregate at any time outstanding; and (p) Indebtedness in respect of accounts receivables financing arrangements (i) not to exceed 85% of the aggregate accounts receivables of the Loan Parties in the aggregate at any time outstanding, (ii) pursuant to terms and other arrangements satisfactory to the Agent and the Required Lenders, determined in their sole discretion, and (iii) to the extent required, subject to

64 US_153737865v8 intercreditor arrangements satisfactory to the Agent and the Required Lenders, determined in their sole discretion. Notwithstanding anything to the contrary herein, the accrual of interest and the payment of interest on any Indebtedness in the form of additional Indebtedness with the same terms will not be deemed to be an incurrence of Indebtedness for purposes of this Section. Section 7.6 Investments. No Loan Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, to make any Investment except for: (a) Investments in cash and Cash Equivalents; (b) Investments consisting of (i) extensions of credit or capital contributions by any Loan Party to or in any other Loan Party, (ii) extensions of credit or capital contributions by a Loan Party to or in any Subsidiaries of the Borrower that are not Loan Parties not to exceed, when combined with the amounts outstanding under Section 7.5(h)(iii), $250,000 in the aggregate at any time outstanding for all such extensions of credit and capital contributions; provided that, if the Investments described in foregoing clauses (i) and (ii) are evidenced by promissory notes, such promissory notes shall be pledged to Agent, for the benefit of the Secured Parties, and have such terms as the Required Lenders may reasonably require, and (iii) extensions of credit or capital contributions by a Subsidiary of the Borrower that is not a Loan Party to or in another then-existing Subsidiary of the Borrower that is not a Loan Party that has at least the same amount and percentage of its Stock pledged to Agent as the party lending such credit amounts or extending such capital contribution; (c) loans and advances to employees of the Loan Parties and their Subsidiaries to finance travel and relocation expenses and other ordinary business purposes in the ordinary course of business not to exceed $100,000 in the aggregate at any time outstanding; (d) Investments acquired in connection with the settlement of delinquent accounts receivable in the ordinary course of business or in connection with the bankruptcy or reorganization of suppliers or customers; (e) Investments consisting of non-cash loans made by the Borrower to officers, directors and employees of a Loan Party that are used by such Persons to simultaneously purchase Stock of the Borrower; (f) Investments existing on the Closing Date and set forth on Schedule 7.6(f); (g) Investments comprising guarantees of Indebtedness expressly permitted by Section 7.5; (h) Investments constituting the establishment or creation of Subsidiaries of the Borrower so long as the Loan Parties and any such Subsidiary comply with the applicable provisions of Section 6.12; (i) Investments received as the non-cash portion of consideration received in connection with transactions permitted pursuant to Section 7.4(n); (j) Investments consisting of Permitted Acquisitions; and

65 US_153737865v8 (k) other Investments in an aggregate amount not to exceed $1,000,000 in any fiscal year of the Borrower. Section 7.7 Affiliate Transactions. No Loan Party shall, and no Loan Party shall suffer or permit any of its Subsidiaries to, directly or indirectly, (a) enter into any transaction with any Affiliate of a Loan Party (other than transactions between or among Loan Parties and their Subsidiaries; provided that, if the Borrower is a party to such transaction, such transaction shall be on an arm’s length basis or the terms of such transaction shall be at least as favorable, taken as a whole, as they are to such Subsidiary that is a party to such transaction) or any officer, employee, partner, manager or director (or similar official or governing person) of any of the foregoing, (b) pay any management, consulting or similar fees to any of the foregoing, (c) pay or reimburse any of the foregoing for any costs, expenses and similar items, (d) make any indemnification payments to any such Person, or (e) enter into any partnership, joint venture, syndicate, pool, profit-sharing or royalty agreement or other combination, or engage in any transaction with any holder of Stock of any Loan Party, any Affiliate of any Loan Party or any equity holder of such Affiliate, whereby its income or profits are, or might be, shared with another Person other than a wholly owned Subsidiary, except in each case of the foregoing clauses (a) through (e) (i) with respect to transactions between or among the Borrower and its Subsidiaries as expressly permitted by this Agreement, (ii) in the ordinary course of business and pursuant to the reasonable requirements of the business of such Loan Party or such Subsidiary upon fair and reasonable terms no less favorable to such Loan Party or such Subsidiary than would be obtained in a comparable arm’s length transaction with a Person that is not an Affiliate of the Borrower or such Subsidiary; provided, further, that in no event shall a Loan Party or any Subsidiary of a Loan Party perform or provide any management, consulting, administrative or similar services to or for any Person other than another Loan Party, a Subsidiary of a Loan Party or a customer who is not an Affiliate of a Loan Party in the ordinary course of business, (iii) payment of reasonable and customary directors’ fees and reimbursement of actual out-of-pocket expenses incurred in connection with attending board of director meetings in the ordinary course of business consistent with past practices, (iv) customary and reasonable compensation arrangements for officers and other employees of the Borrower and its Subsidiaries entered into in the ordinary course of business, and (v) the transactions pursuant to the PA Documents. Section 7.8 Conduct of Business. No Loan Party shall, and no Loan Party shall permit any of its Subsidiaries to, directly or indirectly, engage in any line of business materially different from those lines of business carried on by it on the Closing Date other than any business reasonably related, complementary, ancillary, supplemental or incidental thereto or any reasonable extension thereof. No Loan Party shall, and no Loan Party shall permit any of its Subsidiaries to use any proceeds of the Loans to purchase or carry any Margin Stock or extend credit to others for the purpose of purchasing or carrying any Margin Stock. Section 7.9 Amendments to Organizational Documents and Other Documents. No Loan Party shall, and no Loan Party shall permit any of its Subsidiaries to, directly or indirectly, amend, restate, supplement, change, replace or otherwise modify (or waive or consent to any diversions from, or actions or inactions affecting) any of its Organizational Documents that could reasonably be expected to be materially adverse to the rights, remedies, interests or privileges of any of the Secured Parties or their ability to enforce the same. No Loan Party shall, and no Loan Party shall permit any Subsidiary to, directly or indirectly, amend, restate, supplement, change, extend, refinance, replace or otherwise modify (or waive or consent to any diversions from, or actions or inactions affecting any Material Agreement, in each case, in a manner that: (a) is contrary to (or is in violation or breach of or would cause a Default pursuant to) the terms and provisions of this Agreement or any other Facility Document, or (b) could reasonably be expected to be materially adverse to the rights, remedies, interests or privileges of any of the Secured Parties or their ability to enforce the same. Section 7.10 Accounting and Organizational Changes. No Loan Party shall, and no Loan Party shall suffer or permit any of its Subsidiaries to, (a) make any significant change in accounting treatment or

66 US_153737865v8 reporting practices, except as required by GAAP, (b) change the fiscal year or method for determining the fiscal quarters of any Loan Party or of any Subsidiary of any Loan Party (other than for the purpose of conforming the fiscal year of any Subsidiary to that of the Borrower), (c) change its name as it appears in official filings in its jurisdiction of organization or formation, (d) change its jurisdiction of organization or formation, (e) change its entity identity, (f) change its organizational identification number (if any) or (g) change the address of its chief executive office or principal place of business, provided, that in the case of any of the Borrower’s subsidiaries changes its jurisdiction of organization or formation, the Borrower shall provide advance notice of such change to the Agent. Section 7.11 Payments of Certain Indebtedness. No Loan Party shall, nor shall it permit any of its Affiliates to, directly or indirectly, purchase, redeem or defease earlier than scheduled or prepay any principal of, premium, if any, interest or other amount payable in respect of any Qualifying Sub Debt or any other Indebtedness that is subordinated to the Obligations as to right and timing of payment or security and is permitted under the Facility Documents, except (i) upon any exchange or conversion of any such Indebtedness by the holders thereof pursuant to its terms, the Borrower may pay or prepay the principal on such Indebtedness subject to such conversion, and interest with respect thereto, but only in Stock (other than Disqualified Stock) of the Borrower (or de minimus cash amounts in lieu of fractional shares of such Stock of the Borrower), (ii) in connection with any refinancing thereof with the proceeds of Qualifying Sub Deb, (iii) in connection with any settlement, repayment, redemption, retirement or acquisition for value of any such Indebtedness in exchange for shares of Stock (other than Disqualified Stock) of the Borrower, together with de minimus cash amounts in lieu of fractional shares), and (iv) in connection with the repurchase, redemption, retirement or acquisition for value of any such Indebtedness with the proceeds received from any substantially concurrent issuance of Stock (other than Disqualified Stock) of the Borrower within ten (10) days of such issuance which proceeds are not used for any other purpose. Section 7.12 Burdensome Agreements and Negative Pledges. No Loan Party shall, and no Loan Party shall permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual restriction or encumbrance of any kind on the ability of any Loan Party or Subsidiary to pay dividends or make any other distribution on any of such Loan Party’s or Subsidiary’s Stock or to pay fees or make other payments and distributions to any Loan Party or any of its Subsidiaries, except for those in the Facility Documents. No Loan Party shall, and no Loan Party shall permit any of its Subsidiaries to, directly or indirectly, enter into, assume or become subject to any obligation prohibiting or otherwise restricting the existence of any Lien upon any of its assets, whether now owned or hereafter acquired, in favor of Agent or any other Secured Party or prohibit or otherwise restrict the Disposition of any assets of any Loan Party or any of its Subsidiaries, except, in each case, (a) those set forth in the Facility Documents, (b) in connection with any document or instrument governing Liens permitted pursuant Section 7.3(k); provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Liens, (c) those imposed by Applicable Law, (d) customary provisions restricting subletting or assignment of any lease governing a leasehold interest, or sublicensing or assignment of any licenses, of a Subsidiary, (d) customary provisions restricting assignment of any agreement entered into by a Subsidiary in the ordinary course of business (provided that such provision was not implemented for the purposes of avoiding the limitations set forth in this Section 7.12); (e) any Lien permitted by Section 7.3 restricting the transfer or encumbrance of the property subject thereto; (f) customary restrictions and conditions contained in any agreement relating to any transaction permitted under Section 7.1 (provided that such restrictions and conditions were not implemented for the purposes of avoiding the limitations set forth in this Section 7.12); (g) customary provisions in partnership agreements, limited liability company agreements, organizational governance documents, asset sale and stock sale agreements and other similar agreements entered into in the ordinary course of business that restrict the transfer of ownership interests in such partnership, limited liability company or similar person (provided, that such provision was not implemented for purposes of avoiding the limitations set forth in this Section 7.12); (i) restrictions on cash or other deposits or net worth imposed by suppliers or landlords under contracts entered into in the ordinary course

67 US_153737865v8 of business; (h) any instrument governing any Qualified Sub Debt; and (i) any encumbrances or restrictions imposed by any amendments or refinancings that are otherwise permitted by the Facility Documents or the contracts, instruments or obligations referred to in clauses (e), (g) or (h) above; provided that such amendments or refinancings are no more restrictive with respect to such encumbrances and restrictions than those in effect prior to such amendment or refinancing. Section 7.13 OFAC; Patriot Act; Anti-Corruption Laws. No Loan Party shall, and no Loan Party shall permit any of its Subsidiaries, any PA Entity or any of its Subsidiaries, to, directly or indirectly, fail to comply with the laws, regulations and executive orders referred to in Section 3.27. No Loan Party or Subsidiary of a Loan Party, nor to the knowledge of any Loan Party or any of its Subsidiaries, any PA Entity or any of its Subsidiaries, any director, officer, agent, employee or other Person acting on behalf of any TOI Party or any such Subsidiary, will request or use the proceeds of any Loan, directly or indirectly, (a) for any payments to any Person, including any government official or employee, political party, official of a political party, candidate for political office or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, or otherwise take any action, directly or indirectly, that would result in a violation of any Anti-Corruption Laws, (b) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Person on the SDN List or a government of a Sanctioned Country, to the extent such activities, business or transaction would be prohibited by applicable Sanctions if conducted by a corporation incorporated in the United States or in a European Union member state, or (c) in any manner that would result in the violation of any Sanctions applicable to any party hereto. Furthermore, the Loan Parties will not, and will not permit their Subsidiaries (or any PA Entity or any of their Subsidiaries) to, directly or indirectly, use the proceeds of the transaction, or lend, contribute or otherwise make available such proceeds to any Subsidiary, Affiliate, joint venture partner or other Person, to fund any activities of, or business with any Person, or in any country or territory, that, in each case, at the time of such funding, is the subject of Sanctions prohibiting such funding, or in any other manner that will result in a violation by any Person participating in the transaction of any Sanctions. Section 7.14 Hazardous Materials. No Loan Party shall, and no Loan Party shall permit any of its Subsidiaries to, directly or indirectly, cause or permit to exist any Release of any Hazardous Material at, to or from any Real Estate that would violate or form the basis of Liability under any Environmental Law, other than such violations or liabilities that could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Section 7.15 Investment Company Act. No Loan Party shall, and no Loan Party shall permit any of its Subsidiaries to, directly or indirectly, be an “investment company” as such term is defined in the Investment Company Act, or to otherwise be registered under or required to be registered under the Investment Company Act. Section 7.16 Financial Covenants. (a) The Loan Parties shall not have, at any time, aggregate unrestricted cash and Cash Equivalents of the Loan Parties that are subject to a Control Agreement of less than $40,000,000; provided, that the requirement that such unrestricted cash and Cash Equivalents are subject to a Control Agreement shall not be applicable until the date that Control Agreements are required to be delivered pursuant to Section 6.11(a). (b) The Loan Parties shall not have, on the last day of any fiscal quarter of the Borrower, commencing with the first fiscal quarter of the Borrower for fiscal year 2023, Net Revenues of less than the following:

68 US_153737865v8 Fiscal Quarter Minimum Net Revenue For each fiscal quarter ending during Fiscal Year 2023 $50,000,000 For each fiscal quarter ending during Fiscal Year 2024 $75,000,000 For each fiscal quarter ending during Fiscal Year 2025 and thereafter $100,000,000 ARTICLE 8 EVENTS OF DEFAULT Section 8.1 Events of Default. Any of the following events, conditions or other occurrences shall constitute an “Event of Default”: (a) The Borrower or any other Loan Party shall have failed (i) to pay when and as required to be paid herein or in any other Facility Document, any amount of principal of any Loan, including upon maturity of the Loans, or (ii) to pay within five (5) Business Days after the same shall become due, interest on any Loan, or any fee or any other amount or Obligation payable hereunder or pursuant to any other Facility Document. (b) Any Loan Party shall have failed to comply with or observe (i) Section 6.1, 6.6, 6.7, 6.8, 6.11, 6.12, 6.15, 6.17, 6.18, 6.19, 6.23 or Article 7, or (ii) any covenant contained in any Facility Document (other than the covenants described in Section 8.1(a) or 8.1(b)(i) above), and such failure, with respect to this Section 8.1(b)(ii) only, shall not have been cured within thirty (30) days after the earlier to occur of (A) the date upon which any officer of any Loan Party or any of its Subsidiaries becomes aware of such failure and (B) the date upon which written notice thereof is given to any Loan Party or any of its Subsidiaries by any Secured Party; (c) Any representation or warranty made or deemed made by any Loan Party in any Facility Document shall have been incorrect, false or misleading in any material respect (except to the extent that such representation or warranty is qualified by reference to materiality or Material Adverse Effect, to which extent it shall have been incorrect, false or misleading in any respect) as of the date it was made or deemed made. (d) (i) Any Loan Party or any of its Subsidiaries shall generally be unable to pay its debts as such debts become due, or shall admit in writing its inability to pay its debts as they come due or shall make a general assignment for the benefit of creditors; (ii) any Loan Party or any of its Subsidiaries shall declare in writing a moratorium on the payment of its debts in general; (iii) the commencement by any Loan Party or any of its Subsidiaries of proceedings to be adjudicated bankrupt or insolvent, or the consent by it to the commencement of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization, intervention or other similar relief under any Applicable Law, or the consent by it to the filing of any such petition or to the appointment of an intervenor, receiver, liquidator, assignee, trustee, sequestrator or other similar official of all or substantially all of its assets; (iv) the commencement against any Loan Party or any of its Subsidiaries of a proceeding in any court of competent jurisdiction under any bankruptcy or other Applicable Law (as now or hereafter in effect) seeking its liquidation, winding up, dissolution, reorganization, arrangement or adjustment, or the appointment of an intervenor, receiver, liquidator, assignee, trustee, sequestrator or other similar official, and any such proceeding shall continue undismissed, or any order, judgment or decree approving or ordering any of the foregoing shall continue unstayed or otherwise in effect, for a

69 US_153737865v8 period of sixty (60) days; (v) the making by any Loan Party or any of its Subsidiaries of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debt generally as they become due; or (vi) any other event shall have occurred that, under any Applicable Law, would have an effect analogous to any of those events listed above in this subsection. (e) (i) One or more judgments, orders, decrees, arbitration awards or settlements shall be entered or rendered against any Loan Party or any Subsidiary of a Loan Party for the payment of money in an aggregate amount exceeding $10,000,000 that is not covered by insurance payable by a solvent and independent third-party, non-affiliated insurance company that has been notified of such judgment, order, decree, arbitration aware or settlement and has not denied coverage therefor), and either (A) enforcement proceedings shall have been commenced by any creditor upon any such judgment, order, decree, arbitration award or settlement or (B) such judgment, order, decree, arbitration award or settlement shall not have been satisfied, vacated or discharged within thirty (30) days after the entry or providing thereof or there shall not be in effect (by reason of a pending appeal) any stay of enforcement thereof within thirty (30) days after the entry or providing thereof, or (ii) one or more non-monetary judgments, orders, decrees, arbitration awards or settlements shall be entered or rendered against any Loan Party or any Subsidiary of a Loan Party that would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, with respect to this clause (ii), there shall be any period of thirty (30) days during which such a stay of enforcement of such judgment, order, decree, arbitration award or settlement, by pending appeal or otherwise, shall not be in effect. (f) Any authorization of a Governmental Authority necessary for the execution, delivery or performance of any Facility Document or for the validity or enforceability of any of the Obligations under any Facility Document is not given, is withdrawn or ceases to remain in full force or effect. (g) The validity of any Facility Document shall be contested by any Loan Party or any of its Subsidiaries, or any Applicable Law shall purport to render any material provision of any Facility Document invalid or unenforceable or shall purport to prevent or materially delay the performance or observance by any Loan Party or any of its Subsidiaries of the Obligations. (h) Any Loan Party or any Subsidiary of any Loan Party (i) shall fail to make any payment in respect of any Indebtedness (other than the Obligations) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $5,000,000 when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure continues after the applicable grace or notice period, if any, specified in the documents relating thereto on the date of such failure; or (ii) shall fail to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any such Indebtedness of more than $5,000,000, if the effect of such failure, event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, such Indebtedness to be declared to be due and payable (or otherwise required immediately to be prepaid, redeemed, purchased or defeased) prior to its stated maturity (without regard to any subordination terms with respect thereto) or cash collateral in respect thereof to be demanded. (i) (A) Any material provision of any Facility Document shall for any reason cease to be valid and binding on or enforceable against any Loan Party or any Subsidiary of any Loan Party

70 US_153737865v8 party thereto; (B) any Loan Party or any Subsidiary of any Loan Party shall announce or state in writing that it will not honor, or shall bring an action to limit, any of its obligations or liabilities under any Facility Document (including obligations to issue Warrant Shares upon exercise of the Warrants and obligations to issue Conversion Shares upon conversion of the Notes); (C) any Facility Document shall for any reason (other than pursuant to the terms thereof) cease to create a valid security interest in the Collateral (to the extent that such perfection or priority is required hereby) purported to be covered thereby or such security interest shall for any reason cease to be a perfected and first priority security interest; or (D) any of the Obligations shall cease to be secured by all of the Collateral. (j) (i) The occurrence of any ERISA Event that could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect or (ii) the imposition of a Lien on any asset of a Loan Party or a Subsidiary of a Loan Party with respect to any Title IV Plan or Multiemployer Plan. (k) The occurrence of a “Conversion Failure” (as such term is defined in the Notes) or any Event of Default (as such term is defined in the Warrants). (l) The Common Stock shall cease to be registered under the Exchange Act or to be listed on the Principal Market. (m) The institution by any Governmental Authority of criminal proceedings against any Loan Party pursuant to which statute or proceedings the penalties or remedies sought or available include forfeiture to any Governmental Authority of any material portion of the property of such Person. (n) The occurrence of any Change of Control. (o) There shall occur any revocation, suspension, termination, rescission, non-renewal or forfeiture or any similar final administrative action with respect to one or more Health Care Permits, Third Party Payor Programs or Third Party Payor Authorizations that would, individually or in the aggregate, have a Material Adverse Effect. (p) The occurrence of any default or event of default or similar event pursuant to any Qualifying Sub Debt. Section 8.2 Remedies. Upon the occurrence and during the continuance of any Event of Default the Required Lenders may direct Agent to: (a) declare all or any portion of the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Facility Document (including the Make Whole Amount and Exit Fee) to be immediately due and payable; without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by each Loan Party; (b) declare all or any portion of any one or more of the Commitments of each Lender to make Loans to be suspended or terminated, whereupon all or such portion of such Commitments shall forthwith be suspended or terminated; and/or (c) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Facility Documents or applicable law;

71 US_153737865v8 provided, however, upon the occurrence of any event specified in Section 8.1(d) above, the obligation of each Lender to make Loans shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid (including the Make Whole Amount and Exit Fee) shall automatically become due and payable without further act of Agent or any Lender. ARTICLE 9 MISCELLANEOUS Section 9.1 Notices. Any notices or other information (including an financial information) required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by email and shall be effective five (5) days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service), or when received by email in each case addressed to a party as follows (or such other address or email address provided by such party to such other parties pursuant to the below (or such later address or email address provided in accordance herewith): If to the Borrower or any other Loan Party: The Oncology Institute, Inc. 18000 Studebaker Road, Suite 800 Cerritos, California 90703 E-mail: bradhively@theoncologyinstitute.com Attn: Brad Hively With a copy to (which shall not be deemed to constitute notice): Latham & Watkins LLP 355 South Grand Avenue, Suite 100 Los Angeles, CA 90071-1560 E-mail: steven.stokdyk@lw.com brian.duff@lw.com Attn: Steven Stokdyk Attn: Brian Duff If to the Agent: c/o Deerfield Management Company, L.P. 345 Park Avenue South, 12th Floor New York, New York 10010 E-mail: legalnotice@deerfield.com With a copy to (which shall not be deemed to constitute notice): Katten Muchin Rosenman LLP 525 West Monroe Street Chicago, Illinois 60661 Attn: Mark D. Wood E-mail: mark.wood@katten.com

72 US_153737865v8 and Katten Muchin Rosenman LLP 50 Rockefeller Plaza New York, New York 10020 Attn: Kirby Chin E-mail: kirby.chin@katten.com If to any Lender, the information for notices included on Schedule 2.3 or pursuant to any assignment agreement assigning any Obligations to any new Lender. Section 9.2 Cost and Expense Reimbursement. The Loan Parties agree to pay on or prior to the Closing Date and, within ten (10) Business Days after delivery of an invoice therefor, after the Closing Date, (a) all reasonable and documented out-of-pocket costs and expenses of the Secured Parties of negotiation, preparation, execution, delivery, filing and administration of the Facility Documents (including reasonable and documented out-of-pocket costs and expenses of any subagent acting on behalf of the Agent) and any consents, amendments, waivers or other modifications thereto, (b) all reasonable and documented out-of-pocket fees, costs and expenses of legal counsel to each Secured Party in connection with the negotiation, preparation, execution and administration of the Facility Documents and any consents, amendments, waivers or other modifications thereto and any other documents or matters requested by the Borrower or any other Loan Party related thereto, (c) all reasonable and documented out-of-pocket fees, costs and expenses of creating and perfecting Liens in favor of Agent (on behalf of the Secured Parties) pursuant to any Facility Document, including filing and recording fees, expenses and Taxes, search fees, title insurance premiums, and fees, costs, expenses and disbursements of counsel to each Secured Party and of counsel providing any opinions that any Secured Party may request in respect of any Facility Documents, Warrant Shares or Conversion Shares or the Liens created pursuant to the Facility Documents, (d) all reasonable and out-of-pocket costs and expenses incurred by the Agent in connection with the custody or preservation of any of the Collateral, (e) all reasonable and documented out-of-pocket costs and expenses, including fees, costs and expenses of legal counsel to any Secured Party and fees, costs and expenses of accountants, advisors and consultants, incurred by any Secured Party and its counsel relating to efforts to protect, evaluate, assess or dispose of any of the Collateral, (f) all reasonable and documented out-of-pocket costs and expenses, including fees, costs and expenses of legal counsel to each Secured Party and all reasonable and documented out-of-pocket fees, costs and expenses of accountants, advisors and consultants and costs of settlement, incurred by each Secured Party in enforcing any of the Facility Documents or any Obligations of, or in collecting any payments due from, any Loan Party hereunder or under the other Facility Documents (including in connection with the sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Facility Documents) or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a “work-out” or pursuant to any proceeding or event of the type set forth in Section 8.1(d), (g) the cost of purchasing insurance that the Loan Parties fail to obtain as required by the Facility Documents, and (h) all reasonable and documented out-of-pocket fees, costs and expenses (including reasonable and documented out-of- pocket costs and expenses of counsel) incurred by any Secured Party in connection with the enforcement of its rights or remedies under the Facility Documents after the occurrence or during the continuance of an Event of Default. Without limiting any of the foregoing provisions of this Section 9.2, any action taken by any Loan Party under or with respect to any Facility Document, even if required under any Facility Document or at the request of Agent or any other Secured Party, shall be at the sole expense of such Loan Party, and neither Agent nor any other Secured Party shall be required under any Facility Document to reimburse any Loan Party or any Subsidiary of any Loan Party therefor. The obligations and provisions contained in this Section 9.2 shall survive the termination of this Agreement and the repayment of the Obligations. Notwithstanding the foregoing, in no event will the indemnity and payment provisions of this

73 US_153737865v8 Section 9.2 apply to Taxes, other than Taxes that represent damages, liabilities or expenses in respect of a non-Tax claim. Section 9.3 Governing Law; Venue; Jurisdiction; Service of Process; WAIVER OF JURY TRIAL. (a) This Agreement and the other Facility Documents (unless otherwise expressly stated therein) shall be governed by and construed and enforced in accordance with the laws of the State of New York. (b) Each Party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and, unless otherwise expressly stated therein, the other Facility Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, borough of Manhattan (and, in each case, the applicable state and federal appeals courts sitting in the City of New York or, if not available or applicable, the State of New York). Each Party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or under the other Facility Documents or in connection herewith or with the other Facility Documents or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding; provided that nothing in this Agreement or in any other Facility Document shall limit the right of any Secured Party to commence any suit, action or proceeding in federal, state or other court of any other jurisdiction to the extent such Secured Party determines that such suit, action or proceeding is necessary or appropriate to exercise its rights or remedies under this Agreement or any of the other Facility Documents. (c) Each Party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such Party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. (d) THE PARTIES HERETO, TO THE EXTENT PERMITTED BY APPLICABLE LAW, HEREBY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING ARISING OUT OF, IN CONNECTION WITH OR RELATING TO, THIS AGREEMENT, THE OTHER FACILITY DOCUMENTS AND ANY OTHER TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY. THIS WAIVER APPLIES TO ANY ACTION, SUIT OR PROCEEDING WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE. EACH PARTY HERETO (A) CERTIFIES THAT NO OTHER PARTY AND NO AGENT, REPRESENTATIVE OR OTHER PERSON AFFILIATED WITH OR RELATED TO ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THE FACILITY DOCUMENTS, AS APPLICABLE, BY THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.3. EACH OF THE PARTIES HERETO

74 US_153737865v8 REPRESENT AND WARRANT THAT IT HAS HAD THE OPPORTUNITY TO REVIEW THE JURY WAIVER CONTAINED IN THIS SECTION 9.3 WITH LEGAL COUNSEL. Section 9.4 Successors and Assigns. (a) This Agreement shall bind and inure to the respective successors and permitted assigns of the Parties, except that no Loan Party may assign or otherwise transfer all or any part of its rights or obligations (including the Obligations) under the Facility Documents without the prior written consent of all of the Lenders, and any prohibited assignment by any of the Loan Parties shall be absolutely void ab initio. (b) Any Lender may assign or transfer its rights or the Obligations owing to it under the Facility Documents to any Person (other than to a Disqualified Lender (in the absence of an Event of Default)), the Borrower or any of its Subsidiaries or any natural person): (i) with the written consent of the Borrower (which consent shall not be unreasonably withheld, delayed or conditioned) unless an Event of Default under Section 8.1(a) or (d) has occurred and is continuing or such assignment is made to an Approved Fund and (ii) with the consent of the Required Lenders; provided, that, the Lenders as of the Closing Date may assign or transfer its rights or the Obligations hereunder to another Person (or its Affiliates) identified to the Borrower prior to the Closing Date without the consent of any party hereto. Upon a Lender’s assignment of any of the Loans held by it (in accordance with this Section 9.4(b)), the Agent shall record the identity of the transferee and other relevant information in the Register, and the transferee shall (to the extent of the interests transferred to such transferee) have all the rights and obligations of, and shall be deemed, a Lender with respect to such Loan hereunder or under the other Facility Documents. For the avoidance of doubt, each assignment or transfer of the rights or Obligations of any Lender shall be subject only to the following conditions: (i) the parties to each assignment or transfer shall execute and deliver to Agent an Assignment and Assumption and (ii) upon the reasonable request by Agent, the assignee or transferee shall provide all documentation and other information reasonably determined by Agent to be required by applicable regulatory authorities required under applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act. (c) In addition to the other rights provided in this Section 9.4, each Secured Party may grant a security interest in, or otherwise assign as collateral, any of its rights under the Facility Documents, whether now owned or hereafter acquired (including rights to payments of principal or interest on the Loans), to any holder of, or trustee for the benefit of the holders of, such Secured Party’s Indebtedness or equity securities. (d) Each Loan Party acknowledges and agrees that the Securities may be pledged by a holder thereof in connection with a bona fide margin agreement or other loan, financing or Indebtedness secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities under the Facility Documents, and no such holder effecting any such pledge of Securities shall be required to provide any Loan Party or any of its Subsidiaries with any notice thereof or otherwise make any delivery to any Loan Party pursuant to any Facility Document. Each Loan Party hereby agrees, and agrees to cause each of its Subsidiaries, to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by a holder of Securities. Section 9.5 Entire Agreement; Amendments. (a) The Facility Documents contain the entire understanding of the Parties with respect to the matters covered thereby and supersede any and all other written and oral communications,

75 US_153737865v8 negotiations, commitments and writings with respect thereto. (b) Subject to the provisions of Section 9.5(c), no amendment, restatement, modification, supplement, change, termination or waiver of any provision of this Agreement or the other Facility Documents (other than the Warrants, any Control Agreement or any similar agreement or any landlord agreement or bailee or mortgagee waiver, each of which may be amended, restated, supplemented, changed, terminated or waived in accordance with the terms thereof), and no consent to any departure by any Loan Party therefrom shall in any event be effective without the written concurrence of the Borrower and the Required Lenders; provided that no such amendment, restatement, modification, change, termination, waiver or consent shall, without the consent of each Lender with Obligations directly and adversely affected thereby, do any of the following: (i) reduce any Loan; (ii) postpone the Maturity Date or other scheduled final maturity date of any Loan, or postpone the date or reduce the amount of any scheduled payment (but not mandatory prepayment) of principal of any Loan; (iii) postpone the date on which any interest, premium or any fees are payable (other than default interest charged pursuant to Section 2.7(b)); (iv) decrease the interest rate borne by any Loan (other than any waiver of any increase in the interest rate applicable to any of the Loans pursuant to Section 2.7(b)) or the amount of any premium or fees payable hereunder (including, without limitation, the Make Whole or the Exit Fee); (v) amend this Section 9.5 or any provision of this Agreement or any other Facility Documents providing for consent or other action by all Lenders; (vi) amend, modify, change or waive the provisions contained in (A) this Section 9.5 in a manner that would further restrict the rights of any Lender to assign all or any portion of its rights and obligations under this Agreement or (B) Section 9.5(d); provided, further, that no such amendment, restatement, modification, change, termination, waiver or consent shall, without the consent of each Lender, do any of the following: (x) change in any manner any provision of this Agreement that by its terms, expressly requires the approval or consent of all Lenders; (y) release or subordinate any Lien granted in favor of Agent with respect to all or substantially all of the Collateral or release all or substantially all of the value of the guarantees of the Obligations provided by the Guarantors, in each case, other than in accordance with the terms of the Facility Documents; or (z)(A) change or have the effect of changing the priority or pro rata treatment of any payments (including voluntary and mandatory prepayments), Liens or proceeds of Collateral (including as a result in whole or in part of allowing the issuance or incurrence, pursuant to this Agreement, the other Facility Documents or otherwise, of new loans or other Indebtedness having any priority over any of the Obligations in respect of payments, Liens, Collateral or proceeds of Collateral, in exchange for any Obligations or otherwise), or (B) advance the date fixed for, or increase, any scheduled installment of principal due to any of the Lenders under any Facility Document. (c) No amendment, restatement, supplement, modification, change, termination, waiver or consent of any provision of any Facility Document shall, unless in writing and signed by Agent, (i) amend, restate, supplemented, modify, change, terminate or waive (or consent to any diversion from) any provision of this Section 9.5(c) or of any other provision of this Agreement or any other Facility Document that, by its terms, expressly requires the approval or concurrence of Agent, (ii) reduce the amount or postpone the due date of or waives any fees, expenses and/or indemnities payable to Agent hereunder or under the other Facility Documents or (iii) or otherwise affect the rights, benefits, liabilities or duties of Agent under this Agreement or any other Facility Document. Notwithstanding anything to the contrary in Section 9.5(b), Agent and the Borrower may amend or modify this Agreement and any other Facility Document to (A) cure any ambiguity, omission, defect or inconsistency therein, and (B) grant a new Lien to Agent, for the benefit of the Secured Parties, extend an existing Lien over additional property for the benefit of the Secured Parties or join additional Persons as Loan Parties.

76 US_153737865v8 Section 9.6 Severability. If any provision of this Agreement or any of the other Facility Documents shall be invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions hereof or thereof shall not in any way be affected or impaired thereby. The Parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provision. Section 9.7 Counterparts. This Agreement may be executed in several counterparts, and by each Party on separate counterparts, each of which and any photocopies, facsimile copies and other electronic methods of transmission thereof shall be deemed an original, but all of which together shall constitute one and the same agreement. Section 9.8 Survival. (a) All representations and warranties made hereunder and in the other Facility Documents, and in any document, certificate or statement delivered pursuant thereto or in connection therewith shall survive the execution and delivery of this Agreement and the other Facility Documents and the making of the Loan hereunder or thereunder regardless of any investigation made by any such other Party or on its behalf. Such representations and warranties have been or will be relied upon by the Secured Parties, regardless of any investigation made by any Secured Party or on their behalf and notwithstanding that any Secured Party may have had notice or knowledge of any Default or Event of Default at the time of the making of any Loan, and shall continue in full force and effect (and shall continue to be made in accordance with the terms of the applicable Facility Documents) as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied, in each case, other than contingent obligations not due and owing. (b) Notwithstanding anything to the contrary in the Facility Documents, all of the provisions (including the making of the representations and warranties) herein or in any other Facility Document that relate to the Warrants, the Warrant Shares, the Conversion Shares or any securities Laws or that relate to the Reporting Period shall survive the payment in full of the Loans and any other Obligations, and shall continue at all times to be made, until the end of the Reporting Period, but all other representations, warranties, affirmative and negative covenants, events of default, fees, penalties and other provisions not expressly surviving pursuant to this Section 9.8 shall terminate upon the payment in full of the Obligations (for the avoidance of doubt, not including unasserted contingent indemnification obligations or any Obligations in respect of the Facility Documents, Warrant Shares or Conversion Shares). Section 9.9 No Waiver; Remedies Cumulative. No failure or delay on the part of the Agent or any Lender in the exercise of any power, right or privilege hereunder or under any other Facility Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Facility Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available. Section 9.10 Indemnity. (a) The Loan Parties shall, at all times, indemnify and hold harmless (the “Indemnity”) Agent, each Lender, each other Secured Party, each of their respective Affiliates, and each of their respective directors, partners, officers, employees, agents, counsel and advisors (each, an “Indemnified Person”) in connection with any losses, claims (including the reasonable attorneys’

77 US_153737865v8 fees incurred in defending against such claims in a proceeding or otherwise), damages, liabilities, penalties or other expenses arising out of, or relating to, the Facility Documents, the extension of credit under the Facility Documents or the Loans or the other Obligations, the use or intended use of the Loan or the other Obligations and the issuance of the Securities (including any transactions or assets financed in whole or in part, directly or indirectly, therewith), any disclosure made pursuant to Section 6.17, or the status of a Lender or other holder of Securities as an investor in any Loan Party, that an Indemnified Person may incur or to which an Indemnified Person may become subject, but excluding Taxes other than Taxes that represent losses, claims, damages, liabilities or expenses in respect of a non-Tax claim (each, a “Loss”). The Indemnity shall not be available to any Indemnified Person to the extent that a court or arbitral tribunal of competent jurisdiction issues a final and non-appealable judgment that such Loss resulted from the gross negligence, bad faith or willful misconduct of such Indemnified Person or the material breach of the funding obligations of such Indemnified Person (not as a result of any action or inaction by any Loan Party or any of its Affiliates). The Indemnity is independent of, and in addition to, any other agreement of any Party under the Registration Rights Agreement or any other Facility Document to indemnify or any amount to the any of the Secured Parties, and any exclusion of any obligation to pay any amount under this Section 9.10(a) shall not affect the requirement to pay such amount under any other section or provision hereof or under any other agreement, instrument or document. (b) An Indemnified Person shall have the right to retain its own legal counsel with the fees, costs and expenses of such legal counsel and of such Indemnified Person to be paid by the Loan Parties. The indemnification required by this Section 9.10 shall be made and paid by such Loan Parties as Losses are incurred within ten (10) Business Days of written demand by such Indemnified Person. (c) No settlement of (or any other agreement or arrangement related to) any Loss shall be entered into by any Loan Party or any of its Subsidiaries without the prior written consent of the applicable Indemnified Person. (d) No Loan Party shall, nor shall it permit any of its Subsidiaries to, assert, and each Loan Party on behalf of itself and its Subsidiaries, hereby waives, any claim, loss or amount against any Indemnified Person with respect to any special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any of the other Facility Documents or any undertaking or transaction contemplated hereby or thereby. No Indemnified Person shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or any of the other Facility Documents or the transactions contemplated hereby or thereby. Section 9.11 No Usury. Notwithstanding any other provision herein, the aggregate interest rate charged with respect to any of the Obligations, including all charges or fees in connection therewith deemed in the nature of interest under applicable law shall not exceed the highest rate permitted by Applicable Law. If the rate of interest (determined without regard to the preceding sentence) under this Agreement at any time exceeds the highest lawful rate permitted by Applicable Law, the outstanding amount of the Loans made hereunder shall bear interest at the highest lawful rate permitted by Applicable Law until the total amount of interest due hereunder equals the amount of interest that would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect. Accordingly, if any Lender contracts for, charges, or receives any consideration that constitutes interest in excess of the highest lawful rate permitted by Applicable Law, then any such excess shall be cancelled automatically and, if previously

78 US_153737865v8 paid, shall at such Lender’s option be applied to the outstanding amount of the Loans made hereunder or be refunded to the Loan Parties. Section 9.12 Specific Performance. The Loan Parties agree (and agree on behalf of their Subsidiaries) that irreparable damage, for which monetary relief, even if available, would not be an adequate remedy, would occur in the event that any provision of the Facility Documents is not performed in accordance with its specific terms or is otherwise breached. In light of the foregoing, the Loan Parties hereby agree that the Secured Parties shall be entitled to an injunction, specific performance or other equitable relief to prevent breaches of the Facility Documents and to enforce specifically the terms and provisions hereof and thereof without proof of damages or otherwise and without any obligation to post a bond or other security. Section 9.13 Agent. (a) Each Lender hereby irrevocably appoints Deerfield Partners, L.P. (together with any successor Agent appointed by Deerfield Partners, L.P. or any successor Agent that was appointed by the Required Lenders), as Agent hereunder and under the other Facility Documents and authorizes Agent to (i) execute and deliver the Facility Documents to which it is a party and accept delivery thereof on its behalf from any Loan Party, (ii) take such other actions on its behalf and to exercise all rights, powers and remedies and perform the duties as are expressly delegated to Agent under the Facility Documents and (iii) exercise such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Facility Document, Agent shall not have any duty or responsibility except those expressly set forth herein; nor shall Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Facility Document or otherwise exist against Agent. Without limiting the generality of the foregoing sentence, the use of the term “agent” herein and in other Facility Documents with reference to Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. Each Secured Party further consents to and authorizes Agent’s execution and delivery of any additional intercreditor or subordination agreements from time to time as contemplated by the terms hereof on behalf of such Secured Party and agrees to be bound by the terms and provisions thereof, including any purchase option contained therein. The provisions of this Section 9.13 are solely for the benefit of Agent and the Lenders and none of the Borrowers or the other Loan Parties shall have any rights as a third party beneficiary of any of the provisions in this Section 9.13. In performing its functions and duties under this Agreement and the other Facility Documents, Agent shall act solely as agent of Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for any Borrower or any other Loan Party. Agent may perform any of its duties hereunder, or under the Facility Documents, by or through its agents, subagents, servicers, trustees, investment managers or employees and any such Person shall benefit from this Section 9.13 to the extent provided by Agent. Agent shall have the same rights and powers under the Facility Documents as any other Lender and may exercise or refrain from exercising the same as though it were not Agent, and Agent and its Affiliates may lend money to, invest in and generally engage in any kind of business with each Loan Party, Affiliate of any Loan Party as if it were not Agent hereunder. The duties of Agent shall be mechanical and administrative in nature. Agent shall not have by reason of this Agreement or the other Facility Documents a fiduciary relationship in respect of any Lender. Nothing in this Agreement or any of the other Facility Documents is intended to or shall be construed to impose upon Agent any obligations in respect of this Agreement or any of the other Facility Documents except as expressly set forth herein or therein.

79 US_153737865v8 (b) Agent may execute any of its duties under this Agreement or any other Facility Document by or through agents, subagents, employees or attorneys in fact, and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. Agent shall not be responsible for the negligence or misconduct of any agent, subagent or attorney in fact that it selects in the absence of gross negligence or willful misconduct as determined by a final, non-appealable judgment of a court of competent jurisdiction. (c) Neither Agent nor any of its directors, officers, employees, attorneys, advisors, representatives or agents shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Facility Document or the Transactions or the transactions contemplated hereby or thereby (except to the extent resulting from its own gross negligence or willful misconduct in connection with its duties expressly set forth herein as determined by a final, non-appealable judgment of a court of competent jurisdiction), or (ii) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by any Loan Party or Affiliate of any Loan Party, or any officer thereof, contained in this Agreement or in any other Facility Document, or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, this Agreement or any other Facility Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Facility Document (or the creation, perfection or priority of any Lien or security interest therein), or for any failure of any Loan Party or any other party to any Facility Document to perform its obligations (including the Obligations) hereunder or thereunder. Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Facility Document, or to inspect the properties, books or records of any Loan Party or any Loan Party’s Affiliates. (d) Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Loan Party), independent accountants and other experts selected by Agent. Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Facility Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, confirmation from the Lenders of their obligation to indemnify Agent against any and all liabilities and expenses (including any fees and expenses of counsel to Agent) that may be incurred by it by reason of taking or continuing to take any such action. Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Facility Document in accordance with a request or consent of the Required Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon each Lender. (e) Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default or Default, unless Agent shall have received written notice from a Lender or any Loan Party referring to this Agreement and the other Facility Documents, describing such Event of Default or Default and stating that such notice is a “notice of default.” Agent shall take such action with respect to such Event of Default or Default as the Required Lenders may direct; provided that, unless and until Agent has received any such request, Agent shall not take any such action, or refrain from taking any such action, with respect to such Event of Default or Default. (f) Each Lender acknowledges that Agent has not made any representation or warranty to it, and that no act by Agent hereafter taken, including any consent and acceptance of any assignment or review of the affairs of the Loan Parties or any of their Subsidiaries, shall be

80 US_153737865v8 deemed to constitute any representation or warranty by Agent to any Lender as to any matter, including whether Agent has disclosed material information in its possession. Each Lender represents to Agent that it has, independently and without reliance upon Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of, and investigation into, the business, prospects, operations, property, financial and other condition and creditworthiness of Borrower and the other Loan Parties, and made its own decision to enter into this Agreement and the other Facility Documents and to extend credit to Borrower hereunder and under the other Facility Documents. Each Lender also represents that it will, independently and without reliance upon Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Facility Documents, and to make such investigations as it deems necessary or appropriate to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of Borrower and the other Loan Parties. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by Agent, Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial or other condition or creditworthiness of Borrower or any other Loan Party that may come into the possession of Agent. (g) Other than with respect to the matters described in clause (i) below, which shall be governed by such clause, whether or not the transactions contemplated hereby are consummated, each Lender shall severally indemnify upon demand Agent and its directors, officers, partners, employees, attorneys, advisors, representatives and agents (to the extent not reimbursed by or on behalf of any Loan Party and without limiting the obligation of the Loan Parties to do so), according to its applicable pro rata share, from and against any and all losses, claims (including the reasonable attorneys’ fees incurred in defending against such claims), damages, liabilities, penalties or other expenses arising out of, or relating to, any of Agent’s duties, responsibilities or actions set forth in or that taken pursuant to the Facility Documents; provided that no Lender shall be liable for any payment to any such Person of any portion of the foregoing to the extent determined by a final, non-appealable judgment by a court of competent jurisdiction to have resulted from the applicable Person’s gross negligence or willful misconduct. No action taken in accordance with the directions of the Required Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 9.13(g). Without limitation of the foregoing, each Lender shall reimburse Agent upon demand for such Lender’s ratable share of any costs or out of pocket expenses incurred by Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Facility Document or any document contemplated by or referred to herein or therein, to the extent that Agent is not reimbursed for such fees, costs and expenses by or on behalf of the Loan Parties. The undertaking in this Section 9.13(g) shall survive repayment of the Loans and the other Obligations, any foreclosure under, or modification, release or discharge of, any or all of the Facility Documents, termination of this Agreement or the other Facility Documents and the resignation or replacement of Agent. (h) Agent may resign as Agent upon thirty (30) days’ notice to the Borrower and the Lenders, and the Required Lenders have the right, at their sole election, to remove the Person serving as Agent upon ten (10) days’ notice to Agent (or immediately upon any material breach of Agent of its obligations under the Facility Documents). If Agent resigns under this Agreement or the Required Lenders remove the Person serving as Agent, the Required Lenders shall appoint from among the Lenders a successor Agent for such successor Agent and the Lenders. If no successor Agent is appointed prior to the effective date of the resignation or removal of Agent, Agent may

81 US_153737865v8 appoint, after consulting with the Lenders, a successor Agent from among the Lenders. Upon the acceptance of its appointment as successor Agent hereunder, such successor Agent shall succeed to all the rights, powers and duties of the retiring or removed Agent, and the term “Agent” shall mean such successor Agent, and the retiring or removed Agent’s appointment, powers and duties as Agent shall be immediately and automatically terminated at such time. After any retiring Agent’s resignation or removal hereunder as Agent, the provisions of this Section 9.13 shall inure to its benefit (in its capacity as Agent) as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Facility Documents. If no successor Agent has accepted appointment as Agent by the date that is thirty (30) days following a retiring Agent’s notice of resignation (or at the time of removal of a Person as Agent), the retiring Agent’s resignation or removal shall nevertheless thereupon become effective, and the Lenders shall perform all of the duties of Agent hereunder until such time, if any, as the Required Lenders appoint a successor Agent as provided for above. (i) Each Lender further agrees to indemnify Agent, its Affiliates and each of its and their employees, advisors, attorneys, representatives and agents (to the extent not reimbursed by any Loan Party), severally and ratably, from and against Liabilities (including Taxes, interests and penalties imposed for not properly withholding or backup withholding on payments made to or for the account of any Lender) that may be imposed on, incurred by or asserted against Agent, its Affiliates or any of its or their employees, advisors, attorneys, representatives or agents in any matter relating to or arising out of, in connection with or as a result of any Facility Document or any other act, event or transaction related, contemplated in or attendant to any such document, or, in each case, any action taken or omitted to be taken by Agent, its Affiliates or any of its or their employees, advisors, attorneys, representatives or agents under or with respect to any of the foregoing. (j) The Lenders hereby irrevocably authorize Agent, based upon the written instruction of the Required Lenders, to (a) credit bid and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral at any sale thereof conducted under the provisions of the Bankruptcy Code, including under Section 363 of the Bankruptcy Code or any similar laws in any other jurisdictions to which a Loan Party is subject, or (b) credit bid and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral at any other sale or foreclosure conducted by (or with the consent or at the direction of) Agent (whether by judicial action or otherwise) in accordance with Applicable Law. In connection with any such credit bid and purchase, the Obligations owed to the Lenders shall be entitled to be, and shall be, credit bid on a ratable basis (with Obligations with respect to contingent or unliquidated claims being estimated for such purpose if the fixing or liquidation thereof would not unduly delay the ability of Agent to credit bid and purchase at such sale or other disposition of the Collateral and, if such claims cannot be estimated without unduly delaying the ability of Agent to credit bid, then such claims shall be disregarded, not credit bid, and not entitled to any interest in the asset or assets purchased by means of such credit bid) and the Lenders whose Obligations are credit bid shall be entitled to receive interests (ratably based upon the proportion of their Obligations credit bid in relation to the aggregate amount of Obligations so credit bid) in the asset or assets so purchased (or in the Stock of the acquisition vehicle or vehicles that are used to consummate such purchase). Except as provided above and otherwise expressly provided for herein or in the other Facility Documents, Agent will not execute nor deliver a release of any Lien on any Collateral. Upon request by Agent at any time, the Lenders will confirm in writing Agent’s authority to release any such Liens on particular types or items of Collateral pursuant to, and in accordance with, this Section 9.13(j). Each Secured Party whose Obligations are credit bid under this Section 9.13(j) shall be entitled to receive interests in the Collateral or any other asset acquired in connection with such credit bid (or in the Stock of the acquisition vehicle or

82 US_153737865v8 vehicles that are used to consummate such acquisition) on a ratable basis in accordance with the percentage obtained by dividing (y) the amount of Obligations of such Secured Party that were credit bid in such credit bid by (z) the aggregate amount of all Obligations that were credit bid in such credit bid. Section 9.14 USA Patriot Act. Each Lender that is subject to the USA Patriot Act and Agent (for itself and not on behalf of any Lender) hereby notifies the Loan Parties that pursuant to the requirements of the USA Patriot Act, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender or Agent to identify each Loan Party in accordance with the USA Patriot Act. Section 9.15 Independent Nature of Secured Parties. The obligations of each Secured Party under the Facility Documents are several and not joint with the obligations of any other Secured Party, and no Secured Party shall be responsible in any way for the performance of the obligations of any other Secured Party under the Facility Documents. Each Secured Party shall be responsible only for its own representations, warranties, agreements and covenants under the Facility Documents. The decision of each Secured Party to acquire the Securities pursuant to the Facility Documents has been made by such Secured Party independently of any other Secured Party and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Borrower or any of its Subsidiaries that may have been made or given by any other Secured Party or by any agent, attorney, advisor, representative or employee of any other Secured Party, and no Secured Party or any of its agents, attorneys, advisors, representatives or employees shall have any liability to any other Secured Party (or any other Person) relating to or arising from any such information, materials, statements or opinions. Nothing contained in the Facility Documents, and no action taken by any Secured Party pursuant hereto or thereto (including a Secured Party’s acquisition of Obligations, Notes, Warrants or any other Securities at the same time as any other Secured Party), shall be deemed to constitute the Secured Parties as, and each of the Loan Parties acknowledges and agrees that the Secured Parties do not thereby constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Secured Parties are in any way acting in concert or as a group with respect to such Obligations or the transactions contemplated by any of the Facility Documents, and none of the Loan Parties shall assert any contrary position. Section 9.16 No Fiduciary Relationship. Each of the Loan Parties acknowledges and agrees that (a) each Secured Party is acting at arm’s length from the Loan Parties with respect to this Agreement and the other Facility Documents and the transactions contemplated hereby and thereby; (b) no Secured Party will, by virtue of this Agreement or any of the other Facility Documents or any transaction contemplated hereby or thereby, be (nor, to the Loan Parties’ knowledge, otherwise is) an Affiliate of, or have any agency, tenancy or joint venture relationship with, any Loan Party; (c) no Secured Party has acted, or is or will be acting, as a financial advisor to, or fiduciary (or in any similar capacity) of, or has any fiduciary or similar duty to, any Loan Party with respect to, or in connection with, this Agreement and the other Facility Documents and the transactions contemplated hereby and thereby, and each of the Loan Parties agreed not to assert, and hereby waives, to the fullest extent permitted under Applicable Law, any claim that any Secured Party has any fiduciary duty to such Loan Party; (d) any advice given by a Secured Party or any of its representatives or agents in connection with this Agreement and the other Facility Documents and the transactions contemplated hereby and thereby is merely incidental to such Secured Party’s performance of its obligations hereunder and thereunder (including, in the case of each of the Lenders, its acquisition of the Securities); and (e) the Loan Parties’ decision to enter into the Facility Documents has been based solely on the independent evaluation by the Loan Parties and their representatives. Section 9.17 Joint and Several. The obligations of the Loan Parties hereunder and under the other Facility Documents are joint and several. Without limiting the generality of the foregoing, reference is

83 US_153737865v8 hereby made to Section 2 of the Security Agreement, to which the obligations of the Loan Parties are subject. Section 9.18 No Third Parties Benefited. This Agreement is made and entered into for the sole protection and legal benefit of the Loan Parties and the Secured Parties and their successors and permitted assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Facility Documents. No Secured Party shall have any obligation to any Person not a party to this Agreement or the other Facility Documents. Section 9.19 Binding Effect. This Agreement shall become effective when it shall have been executed by each of the Loan Parties party hereto, each Lender party hereto and Agent and such executed counterparts have been delivered to Agent and the Lenders pursuant to the terms of this Agreement. Section 9.20 Marshaling; Payments Set Aside. No Secured Party shall be under any obligation to marshal any property in favor of any Loan Party or any other Person or against or in payment of any Obligation. To the extent that any Secured Party receives a payment from the Borrower, from any other Loan Party, from the proceeds of the Collateral, from the exercise of its rights of setoff, from any enforcement action or otherwise, and such payment is subsequently, in whole or in part, invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not occurred. Section 9.21 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of any Secured Party, any right, remedy, power or privilege under any Facility Document, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. No course of dealing between any Loan Party, any Affiliate of any Loan Party or any Secured Party shall be effective to amend, modify or discharge any provision of any of the Facility Documents. Section 9.22 Right of Setoff. Each Secured Party and each of its Affiliates is hereby authorized, without notice or demand (each of which is hereby waived by each Loan Party), at any time and from time to time during the continuance of any Event of Default and to the fullest extent permitted by Applicable Law, to set off and apply any and all deposits (whether general or special, time or demand, provisional or final) at any time held and other Indebtedness, claims or other obligations at any time owing by any Secured Party or any of its Affiliates to or for the credit or the account of the Borrower or any other Loan Party against any Obligation of any Loan Party now or hereafter existing, whether or not any demand was made under any Facility Document with respect to such Obligation and even though such Obligation may be unmatured. No Lender shall exercise any such right of setoff without the prior consent of the Required Lenders. Each Secured Party agrees promptly to notify Agent after any such setoff and application made by such Secured Party or its Affiliates; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights under this Section 9.22 are in addition to any other rights and remedies (including other rights of setoff) that any Secured Party or any of its Affiliates may have. Section 9.23 Sharing of Payments, Etc. If any Lender, directly or through any of its Affiliates, obtains any payment of any Obligation of any Loan Party (whether voluntary, involuntary or through the exercise of any right of setoff or the receipt of any Collateral or “proceeds” (as defined under the applicable UCC) of Collateral) (and other than pursuant to Section 9.4) and such payment exceeds the amount such Lender would have been entitled to receive if all payments had gone to, and been distributed in accordance with the provisions of the Facility Documents, such Lender shall purchase for cash from other Lenders such

84 US_153737865v8 participations in their Obligations as necessary for such Lender to share such excess payment with such Lenders to ensure such payment is applied as though it had been applied in accordance with this Agreement; provided, however, that (i) if such payment is rescinded or otherwise recovered from such Lender in whole or in part, such purchase shall be rescinded and the purchase price therefor shall be returned to such Lender without interest and (ii) such Lender shall, to the fullest extent permitted by Applicable Law, be able to exercise all its rights of payment (including the right of setoff) with respect to such participation as fully as if such Lender were the direct creditor of the applicable Loan Party in the amount of such participation. Section 9.24 Certain Securities Matters. Each of the Loan Parties acknowledges and agrees that none of the Secured Parties or holders of the Securities has been asked to agree, nor has any Secured Party agreed, to desist from purchasing or selling, long and/or short, Stock or other securities of the Borrower, or “derivative” securities or Stock based on Stock or other securities issued by the Borrower or to hold the Securities for any specified term; and no Secured Party nor holder of Securities shall be deemed to have any affiliation with or control over any arm’s length counterparty in any “derivative” transaction. Each of the Loan Parties further acknowledges and agrees that (a) one or more Secured Parties or holders of Securities may engage in hedging and/or trading activities at various times during the period that the Securities are outstanding, (b) such hedging and/or trading activities, if any, can reduce the value of the Common Stock or other Stock held by the existing holders of Common Stock or other Stock of the Borrower, both at and after the time the hedging and/or trading activities are being conducted; (c) any such hedging and/or trading activities shall not constitute a breach of any Facility Document or affect any of the rights of any Secured Party or holder of Securities under any Facility Document; (d) the issuance of any Warrant Shares or any Conversion Shares may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions; and (e) the Obligations, including the Borrower’s obligation to issue the Warrant Shares upon exercise of the Warrants and the Conversion Shares upon conversion of the Notes, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim any Loan Party may have against any of the Secured Parties and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Borrower. Section 9.25 Tax Treatment. Under current U.S. federal income tax law, neither the Loan Parties nor the Secured Parties shall treat any Loan as a contingent payment debt instrument within the meaning of Treasury Regulation § 1.1275-4(a) (or comparable provision of any state or local Tax law), or as anything other than debt for U.S. federal (and applicable state and local) income tax purposes, in each case unless otherwise required pursuant to a “determination” as defined in Section 1313(a) of the Code. [SIGNATURE PAGE FOLLOWS]

[Signature Page to Facility Agreement] IN WITNESS WHEREOF, the Parties have caused this Agreement, including the jury waiver contained herein, to be duly executed as of the first day written above. BORROWER: THE ONCOLOGY INSTITUTE, INC., a Delaware corporation By: /s/ Brad Hively Name: Brad Hively Title: Chief Executive Officer OTHER LOAN PARTIES: THE ONCOLOGY INSTITUTE, LLC, a Delaware limited liability company By: /s/ Brad Hively Name: Brad Hively Title: President TOI ACQUISITION, LLC, a Delaware limited liability company By: /s/ Hilda Agajanian Name: Hilda Agajanian Title: Authorized Person TOI MANAGEMENT, LLC, a Delaware limited liability company By: /s/ Brad Hively Name: Brad Hively Title: President

2 US_153737865v8 LENDERS: DEERFIELD PARTNERS, L.P. By: Deerfield Mgmt, L.P., its General Partner By: J. E. Flynn Capital, LLC, its General Partner By: /s/ David Clark ____________________________________ Name: David Clark Title: Authorized Signatory DEERFIELD PRIVATE DESIGN FUND V, L.P. By: Deerfield Mgmt V, L.P., its General Partner By: J. E. Flynn Capital V, LLC, its General Partner By: /s/ David Clark ____________________________________ Name: David Clark Title: Authorized Signatory DEERFIELD PRIVATE DESIGN FUND IV, L.P. By: Deerfield Mgmt IV, L.P., its General Partner By: J. E. Flynn Capital IV, LLC, its General Partner By: /s/ David Clark ____________________________________ Name: David Clark Title: Authorized Signatory AGENT: DEERFIELD PARTNERS, L.P. By: Deerfield Mgmt, L.P., its General Partner By: J. E. Flynn Capital, LLC, its General Partner By: /s/ David Clark ____________________________________ Name: David Clark Title: Authorized Signatory

US_153737865v8 ANNEX A CONVERTIBLE LOAN AMOUNT Lender Convertible Loan Amount % of Total Convertible Loan Amount Deerfield Partners, L.P.* $50,000,000.00 45.4545% Deerfield Private Design Fund V, L.P.* $50,000,000.00 45.4545% Deerfield Private Design Fund IV, L.P.* $10,000,000.00 9.0910% Total $110,000,000.00 100.0000% *Deerfield Lender